EXHIBIT 99


                  Banc of America Securities [GRAPHIC OMITTED]

--------------------------------------------------------------------------------


RMBS New Issue Term Sheet

$796,726,000 Certificates (approximate)

Asset-Backed Certificates, Series 2004-OPT4
Offered Classes: A-2, M-1, M-2, M-3, M-4, M-5, M-6 & M-7

Asset Backed Funding Corporation
Depositor

Option One Mortgage Corporation
Originator and Master Servicer

The Murrayhill Company
Credit Risk Manager


June 21st, 2004


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        Asset-Backed Funding Corporation
        Asset-Backed Certificates, Series 2004-OPT4
        $796,726,000 (approximate)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               Table of Contents
--------------------------------------------------------------------------------


      >>    Summary of Certificates                     pp. 3

      >>    Important Dates and Contacts                pp. 4

      >>    Summary of Terms                            pp. 6

      >>    Credit Enhancement                          pp. 8

      >>    Pass-Through Rates                          pp. 11

      >>    Trigger Events                              pp. 13

      >>    Yield Maintenance Agreement(s)              pp. 14

      >>    Interest and Principal Distributions        pp. 15

      >>    Definitions                                 pp. 19

      >>    Bond Summary                                pp. 24

      >>    Cap Schedules                               pp. 28




      Annex A
      -------
      Collateral Information is located in the accompanying ABFC 2004-OPT4
      Annex A

--------------------------------------------------------------------------------
                            Summary of Certificates
--------------------------------------------------------------------------------
Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        Asset-Backed Funding Corporation
        Asset-Backed Certificates, Series 2004-OPT4
        $796,726,000 (approximate)
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                            Expected          Expected Last
                Expected                                Expected WAL    Principal Window        Scheduled
               Approximate      Interest    Principal       (yrs)        (mos) Call/Mat    Distribution Date**
   Class        Size ($)*         Type         Type       Call/Mat                              Call/Mat
------------ ---------------- ------------- ----------- -------------- ------------------- --------------------

------------ ---------------- ------------- ----------- -------------- ----------------------------------------
  A-1***                        Floating       Sen                               Not Offered Hereby
------------ ---------------- ------------- ----------- -------------- ------------------- --------------------
    A-2       102,071,000       Floating       Sen       2.56 / 2.79      1-87 / 1-196        Sep-11/Oct-20
------------ ---------------- ------------- ----------- -------------- ------------------- --------------------
    M-1        43,640,000       Floating       Mezz      4.89 / 5.36     39-87 / 39-150       Sep-11/Dec-16
------------ ---------------- ------------- ----------- -------------- ------------------- --------------------
    M-2        30,828,000       Floating       Mezz      4.85 / 5.23     38-87 / 38-132       Sep-11/Jun-15
------------ ---------------- ------------- ----------- -------------- ------------------- --------------------
    M-3         5,205,000       Floating       Mezz      4.84 / 5.10     37-87 / 37-110       Sep-11/Aug-13
------------ ---------------- ------------- ----------- -------------- ------------------- --------------------
    M-4         8,007,000       Floating       Mezz      4.83 / 5.00     37-87 / 37-105       Sep-11/Mar-13
------------ ---------------- ------------- ----------- -------------- ------------------- --------------------
    M-5         5,605,000       Floating       Mezz      4.82 / 4.87     37-87 / 37-94        Sep-11/Apr-12
------------ ---------------- ------------- ----------- -------------- ------------------- --------------------
    M-6         8,007,000       Floating       Mezz      4.59 / 4.59     37-85 / 37-85        Jul-11/Jul-11
------------ ---------------- ------------- ----------- -------------- ------------------- --------------------
    M-7         6,807,000       Floating       Mezz      3.69 / 3.69     37-64 / 37-64        Oct-09/Oct-09
------------ ---------------- ------------- ----------- -------------- ------------------- --------------------


                          Expected
   Class                  Ratings
------------ ------------ ---------- -----------
               Moody's       S&P       Fitch
------------ ------------ ---------- -----------
   A-1***
------------ ------------ ---------- -----------
    A-2          Aaa         AAA        AAA
------------ ------------ ---------- -----------
    M-1          Aa2         AA          AA
------------ ------------ ---------- -----------
    M-2          A2          A+          A+
------------ ------------ ---------- -----------
    M-3          A3           A          A
------------ ------------ ---------- -----------
    M-4         Baa1         A-          A-
------------ ------------ ---------- -----------
    M-5         Baa2        BBB+        BBB+
------------ ------------ ---------- -----------
    M-6         Baa3         BBB        BBB-
------------ ------------ ---------- -----------
    M-7          N/A         BBB        N/A
------------ ------------ ---------- -----------

* The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 5%.
** The Expected Last Scheduled Distribution Dates have been calculated based on the Pricing Speed and other modeling assumptions
*** The Class A-1 Certificates will be offered pursuant to the prospectus, but will be excluded from this term sheet.

--------------------------------------------------------------------------------

Structure:

--------------------------------------------------------------------------------
(1) The Class A-1 Certificates are backed primarily by the cash flow from the Group I Mortgage Loans (as defined herein). The Class A-2 Certificates are backed primarily by the cash flow from the Group II Mortgage Loans (as defined herein). The Mezzanine Certificates are backed by the cash flows from the Group I Mortgage Loans and the Group II Mortgage Loans.
(2) The margin on the Class A-2 Certificates will double, and the margins on the Mezzanine Certificates will equal 1.5x their original margins after the Optional Termination Date.
(3) The Offered Certificates will be subject to the applicable Net WAC Rate as described herein.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                 Pricing Speed
--------------------------------------------------------------------------------
Adjustable-rate           100% ARM PPC
Mortgage Loans            28% CPR
------------------------- ------------------------------------------------------
Fixed-rate Mortgage       100% FRM PPC
Loans                     100% FRM PPC assumes that prepayments start at 2.3%
                          CPR in month one, increase by 2.3% each month to 23%
                          CPR in month ten, and remain at 23% CPR thereafter.
------------------------- ------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        Asset-Backed Funding Corporation
        Asset-Backed Certificates, Series 2004-OPT4
        $796,726,000 (approximate)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                   Summary of Important Dates
------------------------------------------------------------------------------------------------------------------------------
Deal Information                                                     Collateral Information
Expected Pricing                06/23/2004                           Cut-off Date                      06/01/2004
Expected Settlement             06/30/2004
First Distribution              07/26/2004
Expected Stepdown               07/25/2007

Bond Information
                                                                                      Expected                 REMIC
    Class                          Initial                           Delay         Last Scheduled             Maturity
                 Dated Date      Accrual Days     Accrual Method       Days      Distribution Date*            Date**
     A-1         06/30/2004           0               Act/360            0                   Not Offered Hereby
     A-2         06/30/2004           0               Act/360            0           09/25/2011              05/25/2034
     M-1         06/30/2004           0               Act/360            0           09/25/2011              05/25/2034
     M-2         06/30/2004           0               Act/360            0           09/25/2011              05/25/2034
     M-3         06/30/2004           0               Act/360            0           09/25/2011              05/25/2034
     M-4         06/30/2004           0               Act/360            0           09/25/2011              05/25/2034
     M-5         06/30/2004           0               Act/360            0           09/25/2011              05/25/2034
     M-6         06/30/2004           0               Act/360            0           07/25/2011              05/25/2034
     M-7         06/30/2004           0               Act/360            0           10/25/2009              05/25/2034
------------------------------------------------------------------------------------------------------------------------------

* The Expected Last Scheduled Distribution Date is calculated based on the Pricing Speed to call and other modeling assumptions
** The REMIC Maturity Date is the Distribution Date following the maturity date for the Mortgage Loan with the latest possible maturity date.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        Asset-Backed Funding Corporation
        Asset-Backed Certificates, Series 2004-OPT4
        $796,726,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    Contacts
--------------------------------------------------------------------------------
Banc of America Securities LLC

Mortgage Trading/Syndicate                 Tel:  (704) 388-1597
--------------------------
                                           Fax:  (704) 335-5904
Rob Karr                                   robert.h.karr@bankofamerica.com
Patrick Beranek                            patrick.beranek@bankofamerica.com
Chris Springer                             chris.springer@bankofamerica.com
Principal Finance Group                    Fax: (704) 388-9668 (Fax)
-----------------------
Kirk Meyers                                Tel:  (704) 388-3148
                                           kirk.b.meyers@bankofamerica.com
Scott Shultz                               Tel:  (704) 387-6040
                                           scott.m.shultz@bankofamerica.com
Rajneesh Salhotra                          Tel: (704) 386-1540
                                           rajneesh.salhotra@bankofamerica.com
Pinar Kip                                  Tel: (212) 933-3006
                                           pinar.kip@bankofamerica.com

Rating Agencies
---------------
Joseph Grohotolski - Moody's               (212) 553-4619
                                           joseph.grohotolski@moodys.com
Wen Hsu - Fitch                            (212) 908-0633
                                           wen.hsu@fitchratings.com
Justin Hansen - S&P                        (212) 438-7334
                                           Justin_hansen@sandp.com
--------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        Asset-Backed Funding Corporation
        Asset-Backed Certificates, Series 2004-OPT4
        $796,726,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                SUMMARY OF TERMS
--------------------------------------------------------------------------------
Title of Securities:               Asset Backed Funding Corporation
                                   Asset Backed Certificates, Series 2004-OPT4, the "Trust."

Offered Certificates:              The Class A-2 Certificates and the Class M-1, Class M-2, Class M-3, Class M-4,
                                   Class M-5, Class M-6 and Class M-7 Certificates (the "Mezzanine Certificates").

Non-Offered Certificates:          The Class A-1 Certificates (together with the Class A-2 Certificates, the "Class A Certificates" and together with the Offered Certificates, the "Certificates").

Offering Type:                     All the Certificates will be offered publicly pursuant to a Prospectus.

Depositor:                         Asset Backed Funding Corporation.

Originator and Master Servicer:    Option One Mortgage Corporation.

Trustee and Custodian:             Wells Fargo Bank, N.A.

Credit Risk Manager:               The Murrayhill Company.

Lead Manager and Bookrunner:       Banc of America Securities LLC.

Co-Managers:                       SunTrust Robinson Humphrey Capital Markets, WaMu Capital Corp.

Closing Date:                      On or about June 30, 2004.

Tax Status:                        The Offered Certificates will be designated as regular interests in one or more
                                   REMICs and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.

ERISA Eligibility:                 All of the Offered Certificates are expected to be ERISA eligible under Banc of
                                   America's administrative exemption from certain prohibited transaction rules granted by the Department of Labor as long as (i) conditions of the exemption under the control of the investor are met and (ii) the Offered Certificates remain in the four highest rating categories.

SMMEA Eligibility:                 The Offered Certificates are not expected to constitute "mortgage related securities" for purposes of SMMEA.

Distribution Dates:                The  25th of each  month,  or if such  day is not a  business  day,  the  next  succeeding business day, beginning in July 2004.

Accrued Interest:                  The price to be paid by investors for the Offered  Certificates  will not include  accrued interest (settle flat).

Day Count:                         With respect to the Offered Certificates Actual/360.

Payment Delay:                     With respect to the Offered Certificates 0 days.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


                                       6


--------------------------------------------------------------------------------
        Asset-Backed Funding Corporation
        Asset-Backed Certificates, Series 2004-OPT4
        $796,726,000 (approximate)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               SUMMARY OF TERMS
--------------------------------------------------------------------------------
Servicing Fee:                     0.30% per annum on the aggregate principal balance of the Mortgage Loans for months 1 through 10 from the month of the Closing Date, 0.40% per annum on the aggregate principal balance of the Mortgage Loans for months 11 through 30 from the month of Closing Date and 0.65% per annum on the aggregate principal balance of the Mortgage Loans for months 31 and thereafter from the month of the Closing
                                   Date.

Trustee Fee:                       Approximately 0.0085% per annum on the aggregate principal balance of the Mortgage Loans.

Credit Risk Manager Fee:           Approximately 0.0150% per annum on the aggregate principal balance of the Mortgage Loans.

Cut-off Date:                      For each Mortgage Loan in the mortgage pool on the Closing Date,  the close of business on
                                   June 1, 2004.

Mortgage Loans:                    As of the Cut-off Date, the aggregate principal balance of the Mortgage Loans is approximately $800,729,837.49 of which: (i) approximately $682,042,703.10 consists of a pool of conforming balance fixed-rate and adjustable-rate Mortgage
                                   Loans (the "Group I Mortgage Loans") and (ii) approximately $118,687,134.39 consists of a pool of conforming and non-conforming balance fixed-rate and adjustable-rate mortgage loans (the "Group II Mortgage Loans" and, together with the Group I Mortgage Loans, the "Mortgage Loans"). See the accompanying ABFC
                                   2004-OPT4 Collateral Annex for additional information on the Mortgage Loans.

Optional Termination Date:         The first Distribution Date on which the aggregate principal balance of the
                                   Mortgage Loans declines to 10% or less of the aggregate principal balance of the
                                   Mortgage Loans as of the Cut-off Date (the"Cut-off Date Principal Balance").

Monthly Master Servicer Advances:  The Master Servicer will be obligated to advance its own funds in an amount equal to the aggregate of all payments of principal and interest (net of
                                   Servicing Fees) that were due during the related period on the Mortgage Loans.
                                   Advances are required to be made only to the extent they are deemed by the
                                   Master Servicer to be recoverable from related late collections, insurance proceeds, condemnation proceeds or liquidation proceeds.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        Asset-Backed Funding Corporation
        Asset-Backed Certificates, Series 2004-OPT4
        $796,726,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------
Credit Enhancement:                Credit enhancement for the structure is provided by Excess Cashflow, overcollateralization and subordination.

                                   Credit Enhancement:
                                   ------------------
                                   (1)   The Class A Certificates are enhanced by Excess Cashflow, the
                                         Overcollateralization Amount and approximately 13.50% in subordinate certificates.

                                   (2)   The Class M-1 Certificates are enhanced by Excess Cashflow, the
                                         Overcollateralization Amount and approximately 8.05% in subordinate certificates.

                                   (3)   The Class M-2 Certificates are enhanced by Excess Cashflow, the
                                         Overcollateralization Amount and approximately 4.20% in subordinate certificates.

                                   (4)   The Class M-3 Certificates are enhanced by Excess Cashflow, the
                                         Overcollateralization Amount and approximately 3.55% in subordinate certificates.

                                   (5)   The Class M-4 Certificates are enhanced by Excess Cashflow, the
                                         Overcollateralization Amount and approximately 2.55% in subordinate certificates.

                                   (6)   The Class M-5 Certificates are enhanced by Excess Cashflow, the
                                         Overcollateralization Amount and approximately 1.85% in subordinate certificates.

                                   (7)   The Class M-6 Certificates are enhanced by Excess Cashflow, the
                                         Overcollateralization Amount and approximately 0.85% in subordinate certificates.

                                   (8)   The Class M-7 Certificates are enhanced by Excess Cashflow and the
                                         Overcollateralization Amount.

PMI Policy:                        The depositor will acquire a mortgage pool insurance policy (the "PMI Policy") on behalf of the Trust on the Closing Date. The PMI Policy will cover a portion of certain losses down to at least 60% of the value of the mortgaged property, subject to certain limitations and exclusions on approximately 92.99% of those Mortgage Loans in the Trust with combined loan-to-value ratios in excess of 60%. With respect to the Group I
                                   Mortgage Loans and the Group II Mortgage Loans, the PMI Policy will cover losses down to at least 60% of the value of the mortgaged property, subject to certain limitations and exclusions on approximately 93.86% and 88.12% respectively of such Mortgage Loans with combined loan-to-value ratios in excess of 60%.

Expected Credit Support
Percentage:
                                              Class             Initial Credit Support            After Stepdown Support
                                              -----             ----------------------            ----------------------
                                                A                      14.00%                             28.00%
                                               M-1                     8.55%                              17.10%
                                               M-2                     4.70%                               9.40%
                                               M-3                     4.05%                               8.10%
                                               M-4                     3.05%                               6.10%
                                               M-5                     2.35%                               4.70%
                                               M-6                     1.35%                               2.70%
                                               M-7                     0.50%                               1.00%

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       8


--------------------------------------------------------------------------------
        Asset-Backed Funding Corporation
        Asset-Backed Certificates, Series 2004-OPT4
        $796,726,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------
-------------------------------------- ---------------------------------------------------------------------------------------
Expected Overcollateralization     Prior to the Stepdown Date, the Overcollateralization Target Amount will be
Target Amount:                     approximately 0.50% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off Date. The Overcollateralization Target Amount on or after the
                                   Stepdown Date will be the greater of approximately (a)1.00% of the aggregate
                                   Principal Balance of the Mortgage Loans for the related Distribution Date and
                                   (b) 0.50% of the aggregate Principal Balance of the Mortgage Loans as of the
                                   Cut-off Date; provided however, if a Trigger Event has occurred on the related
                                   Distribution Date, the Overcollateralization Target Amount will be equal to the
                                   Overcollateralization Target Amount for the previous Distribution Date.

Overcollateralization Release      The Overcollateralization Release Amount means, with respect to any Distribution
Amount:                            Date on or after the Stepdown Date on which a Trigger Event is not in effect, the excess, if any, of (i) the Overcollateralization Amount for such
                                   Distribution Date (assuming that 100% of the Principal Remittance Amount is applied as a principal payment on such Distribution Date) over (ii) the
                                   Overcollateralization Target Amount for such Distribution Date.

Overcollateralization Deficiency   As of any Distribution Date, the Overcollateralization Deficiency Amount is the
Amount:                            excess, if any, of (a) the Overcollateralization Target Amount for such
                                   Distribution Date over (b) the Overcollateralization Amount for such
                                   Distribution Date, calculated for this purpose after taking into account the reduction on such Distribution Date of the certificate principal balances of all classes of Certificates resulting from the distribution of the Principal
                                   Distribution Amount (but not the Extra Principal Distribution Amount) on such
                                   Distribution Date, but prior to taking into account any Realized Losses allocated to any class of Certificates on such Distribution Date.

Overcollateralization Amount:      The Overcollateralization Amount is equal to the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Certificates. On the Closing Date, the Overcollateralization Amount is
                                   expected to equal the Overcollateralization Target Amount. To the extent the
                                   Overcollateralization Amount is reduced below the Overcollateralization Target
                                   Amount, Excess Cashflow will be directed to build the Overcollateralization
                                   Amount until the Overcollateralization Target Amount is reached.
Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       10


--------------------------------------------------------------------------------
        Asset-Backed Funding Corporation
        Asset-Backed Certificates, Series 2004-OPT4
        $796,726,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               CREDIT ENHANCEMENT
--------------------------------------------------------------------------------
Available Funds:                   Available Funds will be equal to the sum of the following amounts with respect to the Mortgage Loans, net of amounts reimbursable or payable therefrom to the
                                   Master Servicer or the Trustee: (i) the aggregate amount of monthly payments on the Mortgage Loans due during the related collection period and received by the
                                   Trustee one business day prior to the related determination date, after deduction of the Trustee Fee for such Distribution Date, the Servicing Fee for such Distribution Date, the Credit Risk Manager Fee for such Distribution Date, the PMI Policy premium for such distribution date and any accrued and unpaid
                                   Servicing Fees, Trustee Fees, and Credit Risk Manager Fees in respect of any prior Distribution Dates (ii) unscheduled payments in respect of the Mortgage
                                   Loans, including prepayments, Insurance Proceeds, Net Liquidation Proceeds, condemnation proceeds, recoveries and proceeds from repurchases of and substitutions for such Mortgage Loans occurring during the related prepayment period, excluding prepayment charges, (iii) on the Distribution Date on which the Trust is to be terminated in accordance with the Pooling and Servicing
                                   Agreement, the Termination Price and (iv) payments from the Master Servicer in connection with Advances and Compensating Interest for such Distribution Date.

Excess Cashflow:                   For the Offered Certificates on each Distribution Date is equal to the sum of
                                   (x) any Overcollateralization Release Amount and (y) the excess of the Available
                                   Funds over the sum of (i) the interest paid on the Offered Certificates and (ii)
                                   the Principal Remittance Amount.

Stepdown Date:                     The earlier to occur of (i) the Distribution Date on which the aggregate certificate principal balance of the Class A Certificates has been reduced to zero and (ii) the later to occur of (a) the Distribution Date in July 2007 and
                                   (b) the first Distribution Date on which the Credit Enhancement Percentage is greater than or equal to approximately 28.00%. The Credit Enhancement Percentage is obtained by dividing (x) the sum of the aggregate certificate principal balance of the Mezzanine Certificates and the Overcollateralization Amount
                                   (before taking into account distributions of principal on such distribution date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        Asset-Backed Funding Corporation
        Asset-Backed Certificates, Series 2004-OPT4
        $796,726,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PASS THROUGH RATES
--------------------------------------------------------------------------------
The Pass-Through Rate for each class of the Offered Certificates for any Distribution Date will be the lesser of (x) the related Formula Rate for such Distribution Date and (y) the related Net WAC Rate for such Distribution Date.

Formula Rate:

The Formula Rate for the Offered Certificates is the lesser of:

      (i) the sum of (a) one-month LIBOR as determined for the related period and (b) the certificate margin for the applicable class; and

      (ii)  the Maximum Cap Rate for such Distribution Date.

On each Distribution Date after the Optional Termination Date, the certificate margin for the Class ACertificates will be 2 times the related initial certificate margin, and for the Mezzanine Certificates, the related certificate margin will be 1.5 times the related initial certificate margin.

Adjusted Net Mortgage Rate:   The Adjusted Net Mortgage Rate for each Mortgage
                              Loan is equal to the mortgage interest rate less the sum of (i) the Servicing Fee rate, (ii) the Trustee Fee rate, (iii) the Credit Risk Manager
                              Fee rate and (iv) the PMI Policy premium rate, if any.

Adjusted Net Maximum          The Adjusted Net Maximum Mortgage Rate for each
Mortgage Rate:                Mortgage Loan is equal to the maximum mortgage
                              interest rate (or the mortgage interest rate in the case of any Fixed Rate Mortgage Loan) less the sum of (i) the Servicing Fee rate, (ii) the Trustee Fee rate, (iii) the Credit Risk Manager
                              Fee rate and (iv) the PMI Policy premium rate, if any.

Maximum Cap Rate:

The Maximum Cap Rate for the Class A-1 Certificates and any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Maximum Mortgage Rates of the Group I Mortgage Loans.

The Maximum Cap Rate for the Class A-2 Certificates and any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Maximum Mortgage Rates of the Group II Mortgage Loans.

The Maximum Cap Rate for the Mezzanine Certificates and any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Maximum Cap Rate for the Class A-1 Certificates and the Maximum Cap Rate for the Class A-2 Certificates weighted on the basis of the related group subordinate amount.

Net WAC Rate:

The Net WAC Rate for the Class A-1 Certificates on any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Mortgage Rates of the Group I Mortgage Loans.

The Net WAC Rate for the Class A-2 Certificates on any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Adjusted Net Mortgage Rates of the Group II Mortgage Loans.

The Net WAC Rate for the Mezzanine Certificates and any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related accrual period) equal to the weighted average of the Net WAC Rate for the Class A-1 Certificates and the Net WAC Rate for the Class A-2 Certificates weighted on the basis of the related group subordinate amount.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        Asset-Backed Funding Corporation
        Asset-Backed Certificates, Series 2004-OPT4
        $796,726,000 (approximate)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               PASS THROUGH RATES
--------------------------------------------------------------------------------

Net WAC Rate Carryover Amount:

If, on any Distribution Date the Pass-Through Rate for a class of Offered Certificates is limited by the related Net WAC Rate, the "Net WAC Rate Carryover Amount" for such class is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such class based on the related Formula Rate over (b) the amount of interest actually accrued on such class based on the related Net WAC Rate and (ii) the unpaid portion of any related Net WAC Rate Carryover Amount from any prior Distribution Dates together with accrued interest at the related Formula Rate. Any Net WAC Rate Carryover Amount will be paid on such Distribution Date or future Distribution Dates to the extent of funds available.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        Asset-Backed Funding Corporation
        Asset-Backed Certificates, Series 2004-OPT4
        $796,726,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 TRIGGER EVENT
--------------------------------------------------------------------------------

Trigger Event:                         A Trigger Event exists with respect to any Distribution  Date on or after the Stepdown
                                       Date (i) if the three month rolling  average of 60+ day  delinquent  loans  (including loans that are in bankruptcy or  foreclosure  and are 60+ days  delinquent or that are
                                       REO)  is  greater  than  55% of the  Credit  Enhancement  Percentage  or  (ii)  if the
                                       Cumulative  Realized  Loss  Percentage  exceeds  the  value  defined  below  for  such
                                       Distribution Date:

                                                Distribution Dates                  Cumulative Realized Loss Percentage
                                                ------------------                  -----------------------------------
                                               July 2007 - June 2008                               1.75%
                                               July 2008 - June 2009                               2.00%
                                               July 2009 - June 2010                               2.15%
                                               July 2010 - June 2011                               2.25%
                                                July 2011 and after                                2.50%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        Asset-Backed Funding Corporation
        Asset-Backed Certificates, Series 2004-OPT4
        $796,726,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          YIELD MAINTENANCE AGREEMENT
--------------------------------------------------------------------------------

On the Closing Date, the Trustee will enter into a Yield Maintenance Agreement with [ ] (the "Counterparty") for the benefit of the A-2 Certificates. The notional balance of the Yield Maintenance Agreement and the strike prices are in the table below. In exchange for a fixed payment on the Closing Date, the Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the strike rate. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds 7.22%. Net WAC Rate Carryover Amounts to the extent not covered by clause (xvi) of the Excess Cashflow Distribution will be covered to the extent of payments received by the Trustee under the Yield Maintenance Agreement. The Yield Maintenance Agreement will terminate after the Distribution Date in April 2006.

--------------------------------------------------------------------------------------------------------------------------------
                                               Yield Maintenance Agreement Schedule
--------------------------------------------------------------------------------------------------------------------------------
       Period                 Notional                 Strike                Period             Notional             Strike
-------------------- ------------------------ ---------------------- --------------------- -------------------- ----------------
          1                   102,071,000             6.81%                   19                   58,021,164        5.33%
          2                    99,419,325             5.43%                   20                   56,051,471        5.33%
          3                    96,771,398             5.43%                   21                   54,133,673        5.93%
          4                    94,125,520             5.62%                   22                   52,266,400        5.34%
          5                    91,480,413             5.43%
          6                    88,835,222             5.62%
          7                    86,189,530             5.43%
          8                    83,543,506             5.43%
          9                    80,901,270             6.04%
         10                    78,328,670             5.43%
         11                    75,823,869             5.52%
         12                    73,385,077             5.33%
         13                    71,010,554             5.52%
         14                    68,698,603             5.33%
         15                    66,447,574             5.33%
         16                    64,255,859             5.51%
         17                    62,121,895             5.33%
         18                    60,044,158             5.51%
--------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        Asset-Backed Funding Corporation
        Asset-Backed Certificates, Series 2004-OPT4
        $796,726,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          YIELD MAINTENANCE AGREEMENT
--------------------------------------------------------------------------------

On the Closing Date, the Trustee will enter into a Yield Maintenance Agreement with [ ] (the "Counterparty") for the benefit of the Mezzanine Certificates. The notional balance of the Yield Maintenance Agreement and the strike prices are in the table below. In exchange for a fixed payment on the Closing Date, the Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the strike rate. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds 6.64%. Net WAC Rate Carryover Amounts to the extent not covered by clause (xvi) of the Excess Cashflow Distribution will be covered to the extent of payments received by the Trustee under the Yield Maintenance Agreement. The Yield Maintenance Agreement will terminate after the Distribution Date in October 2006.

--------------------------------------------------------------------------------------------------------------------------------
                                               Yield Maintenance Agreement Schedule
--------------------------------------------------------------------------------------------------------------------------------
       Period                 Notional                 Strike                Period             Notional             Strike
-------------------- ------------------------ ---------------------- --------------------- -------------------- ----------------
          1                   108,099,000             5.89%                   19                  108,099,000        4.39%
          2                   108,099,000             4.48%                   20                  108,099,000        4.39%
          3                   108,099,000             4.48%                   21                  108,099,000        5.00%
          4                   108,099,000             4.68%                   22                  108,099,000        4.43%
          5                   108,099,000             4.48%                   23                  108,099,000        6.57%
          6                   108,099,000             4.68%                   24                  108,099,000        6.32%
          7                   108,099,000             4.48%                   25                  108,099,000        6.57%
          8                   108,099,000             4.48%                   26                  108,099,000        6.31%
          9                   108,099,000             5.11%                   27                  108,099,000        6.31%
         10                   108,099,000             4.48%                   28                  108,099,000        6.57%
         11                   108,099,000             4.58%
         12                   108,099,000             4.39%
         13                   108,099,000             4.58%
         14                   108,099,000             4.39%
         15                   108,099,000             4.39%
         16                   108,099,000             4.58%
         17                   108,099,000             4.39%
         18                   108,099,000             4.58%
--------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        Asset-Backed Funding Corporation
        Asset-Backed Certificates, Series 2004-OPT4
        $796,726,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             INTEREST DISTRIBUTIONS
--------------------------------------------------------------------------------

I. On each Distribution Date, the Group I Interest Remittance Amount will be distributed from Available Funds in the following order of priority:

(i) to the holders of the Class A-1 Certificates, Accrued Certificate Interest for such Distribution Date;

(ii) to the holders of the Class A-1 Certificates, the Unpaid Interest Shortfall Amount, if any, for such Distribution Date; and

(iii) to the holders of the Class A-2 Certificates the remaining Accrued Certificate Interest and remaining Unpaid Interest Shortfall Amount, if any, for such class for such Distribution Date to the extent not distributed pursuant to II(i) and II(ii) below.

II. On each Distribution Date, the Group II Interest Remittance Amount will be distributed from Available Funds in the following order of priority:

(i) to the holders of the Class A-2 Certificates, Accrued Certificate Interest for such Distribution Date;

(ii) to the holders of the Class A-2 the Unpaid Interest Shortfall Amount, if any, for such Distribution Date; and

(iii) to the holders of the Class A-1 Certificates, the remaining Accrued Certificate Interest and remaining Unpaid Interest Shortfall Amount, if any, for such class for such Distribution Date to the extent not distributed pursuant to I(i) and I(ii) above.

III. On each Distribution Date, following the distributions made pursuant to clauses I and II above, the Trustee shall make the following disbursements in the order of priority described below, in each case to the extent of the sum of the Group I Interest Remittance Amount and Group II Interest Remittance Amount remaining undistributed for such Distribution Date:

(i) to the holders of the Class M-1 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(ii) to the holders of the Class M-2 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(iii) to the holders of the Class M-3 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(iv) to the holders of the Class M-4 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(v) to the holders of the Class M-5 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(vi) to the holders of the Class M-6 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(vii) to the holders of the Class M-7 Certificates, Accrued Certificate Interest for such class for such Distribution Date; and

(viii) any remainder as described under "Excess Cashflow Distribution."


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        Asset-Backed Funding Corporation
        Asset-Backed Certificates, Series 2004-OPT4
        $796,726,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

I. On each Distribution Date, (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Group I Senior Principal Distribution Amount will be distributed in the following order of priority:

(i) to the holders of the Class A-1 Certificates, until the certificate principal balance thereof has been reduced to zero; and

(ii) to the holders of the Class A-2 Certificates, until the certificate principal balance thereof has been reduced to zero, to the extent not distributed pursuant to II(i) below.

II. On each Distribution Date, (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Group II Senior Principal Distribution Amount will be distributed in the following order of priority:

(i) to the holders of the Class A-2 Certificates, until the certificate principal balance thereof has been reduced to zero; and

(ii) to the holders of the Class A-1 Certificates, until the certificate principal balance thereof has been reduced to zero, to the extent not distributed pursuant to I(i) above.

III. On each Distribution Date (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, distributions in respect of principal to the extent of the Principal Distribution Amount remaining undistributed after I and II above for such Distribution Date shall be made in the following amounts and order of priority:

(i) to the Class M-1 Certificates until the certificate principal balance is reduced to zero;

(ii) to the Class M-2 Certificates until the certificate principal balance is reduced to zero;

(iii) to the Class M-3 Certificates until the certificate principal balance is reduced to zero;

(iv) to the Class M-4 Certificates until the certificate principal balance is reduced to zero;

(v) to the Class M-5 Certificates until the certificate principal balance is reduced to zero;

(vi) to the Class M-6 Certificates until the certificate principal balance is reduced to zero; and

(vii) to the Class M-7 Certificates until the certificate principal balance is reduced to zero.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        Asset-Backed Funding Corporation
        Asset-Backed Certificates, Series 2004-OPT4
        $796,726,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------

IV. On each Distribution Date, (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Group I Senior Principal Distribution Amount will be distributed in the following order of priority:

(i) to the holders of the Class A-1 Certificates, until the certificate principal balance thereof has been reduced to zero; and

(ii) to the holders of the Class A-2 Certificates, until the certificate principal balance thereof has been reduced to zero.

V. On each Distribution Date, (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Group II Senior Principal Distribution Amount will be distributed in the following order of priority:

(i) to the holders of the Class A-2 Certificates, until the certificate principal balance thereof has been reduced to zero; and

(ii) to the holders of the Class A-1 Certificates, until the certificate principal balance thereof has been reduced to zero.

VI. On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, distributions in respect of principal to the extent of the Principal Distribution Amount remaining undistributed after IV and V above for such Distribution Date shall be made in the following amounts and order of priority:

(i) to the Class M-1 Certificates, the Class M-1 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(ii) to the Class M-2 Certificates, the Class M-2 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(iii) to the Class M-3 Certificates, the Class M-3 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(iv) to the Class M-4 Certificates, the Class M-4 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(v) to the Class M-5 Certificates, the Class M-5 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(vi) to the Class M-6 Certificates, the Class M-6 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero; and

(vii) to the Class M-7 Certificates, the Class M-7 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        Asset-Backed Funding Corporation
        Asset-Backed Certificates, Series 2004-OPT4
        $796,726,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          EXCESS CASHFLOW DISTRIBUTION
--------------------------------------------------------------------------------

On each Distribution Date, any excess cashflow shall be paid as follows:

(i) to build or maintain the Overcollateralization Amount to the Overcollateralization Target Amount;

(ii)  to the Class M-1 Certificates, any Unpaid Interest Shortfall Amount;

(iii) to the Class M-1 Certificates, any Allocated Realized Loss Amounts;

(iv)  to the Class M-2 Certificates, any Unpaid Interest Shortfall Amount;

(v)   to the Class M-2 Certificates, any Allocated Realized Loss Amounts;

(vi)  to the Class M-3 Certificates, any Unpaid Interest Shortfall Amount;

(vii) to the Class M-3 Certificates, any Allocated Realized Loss Amounts;

(viii) to the Class M-4 Certificates, any Unpaid Interest Shortfall Amount;

(ix)  to the Class M-4 Certificates, any Allocated Realized Loss Amounts;

(x)   to the Class M-5 Certificates, any Unpaid Interest Shortfall Amount;

(xi)  to the Class M-5 Certificates, any Allocated Realized Loss Amount;

(xii) to the Class M-6 Certificates, any Unpaid Interest Shortfall Amount;

(xiii) to the Class M-6 Certificates, any Allocated Realized Loss Amount;

(xiv) to the Class M-7 Certificates, any Unpaid Interest Shortfall Amount;

(xv)  to the Class M-7 Certificates, any Allocated Realized Loss Amount;

(xvi) an amount equal to any unpaid remaining Net WAC Rate Carryover Amounts with respect to the Class A and Mezzanine Certificates to such certificates first, pro rata, to the Class A Certificates and second, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates; and

(xvii) any remaining amounts as specified in the pooling and servicing agreement.
Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        Asset-Backed Funding Corporation
        Asset-Backed Certificates, Series 2004-OPT4
        $796,726,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  DEFINITIONS
--------------------------------------------------------------------------------
Accrued Certificate Interest:      Accrued Certificate Interest for each class of Offered Certificates for each
                                   Distribution Date means an amount equal to the interest accrued during the related accrual period on the certificate principal balance of such class of
                                   Certificates, minus such class' interest percentage of shortfalls caused by the
                                   Relief Act or similar state laws for such Distribution Date.

Unpaid Interest Shortfall Amount:  The Unpaid Interest Shortfall Amount means (i) for each class of Offered
                                   Certificates and the first Distribution Date, zero, and (ii) with respect to each class of Offered Certificates and any Distribution Date after the first
                                   Distribution Date, the amount, if any, by which (a) the sum of (1) Accrued
                                   Certificate Interest for such class for the immediately preceding Distribution
                                   Date and (2) the outstanding Unpaid Interest Shortfall Amount, if any, for such class for such preceding Distribution Date exceeds (b) the aggregate amount distributed on such class in respect of interest on such preceding Distribution
                                   Date, plus interest on the amount of interest due but not paid on the
                                   Certificates of such class on such preceding Distribution Date, to the extent permitted by law, at the Pass-Through Rate for such class for the related accrual period.

Allocated Realized Loss Amount:    An Allocated Realized Loss Amount with respect to any class of the Mezzanine
                                   Certificates and any Distribution Date is an amount equal to the sum of any
                                   Realized Loss allocated to that class of Certificates on such Distribution Date and any Allocated Realized Loss Amount for that class remaining unpaid from the previous Distribution Date.

Realized Losses:                   A Realized Loss is (i) as to any Mortgage Loan that is liquidated, the unpaid principal balance thereof less the net proceeds from the liquidation of, and any insurance proceeds from, such Mortgage Loan and the related mortgaged property which are applied to the principal balance of such Mortgage Loan, (ii) to the extent of the amount of any reduction of principal balance by a bankruptcy court of the mortgaged property at less than the amount of the Mortgage Loan and (iii)
                                   a reduction in the principal balance of a Mortgage Loan resulting from a modification by the Servicer.

                                   All Realized Losses on the Mortgage Loans will be allocated on each Distribution
                                   Date, first to the Excess Cashflow, second in reduction of the
                                   Overcollateralization Amount, third to the Class M-7 Certificates, fourth to the
                                   Class M-6 Certificates, fifth to the Class M-5 Certificates, sixth to the Class
                                   M-4 Certificates, seventh to the Class M-3 Certificates, eighth to the Class M-2
                                   Certificates, and ninth to the Class M-1 Certificates. An allocation of any
                                   Realized Losses to a Mezzanine Certificate on any Distribution Date will be made by reducing the Certificate principal balance thereof, after taking into account all distributions made thereon on such Distribution Date. Realized Losses will not be allocated to the Class A-1 and Class A-2 Certificates. However it is
                                   possible that under certain loss scenarios there will not be enough principal and interest on the Mortgage Loans to pay the Class A-1 and Class A-2
                                   Certificates all interest and principal amounts to which such Certificates are then entitled.

Group I Principal Percentage:      The Group I Principal Percentage for any Distribution Date is the percentage equivalent of a fraction, the numerator of which is (i) the Group I Principal
                                   Remittance Amount for such Distribution Date, and the denominator of which is
                                   (ii) the Principal Remittance Amount for such Distribution Date.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       20


--------------------------------------------------------------------------------
        Asset-Backed Funding Corporation
        Asset-Backed Certificates, Series 2004-OPT4
        $796,726,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------
Group I Interest Remittance        The Group I Interest Remittance Amount with respect to any Distribution Date is
Amount:                            that portion of the Available Funds for such Distribution Date attributable to interest received or advanced with respect to the Group I Mortgage Loans.

Group I Principal Remittance       The Group I Principal Remittance Amount means with respect to any Distribution
Amount:                            Date, the sum of (i) all scheduled payments of principal collected or advanced on the Group I Mortgage Loans by the Master Servicer that were due during the related collection period, (ii) the principal portion of all partial and full principal prepayments of the Group I Mortgage Loans applied by the Master
                                   Servicer during such Prepayment Period, (iii) the principal portion of all related Net Liquidation Proceeds and Insurance Proceeds and recoveries received during such Prepayment Period with respect to the Group I Mortgage Loans, (iv)
                                   that portion of the Purchase Price, representing principal of any repurchased
                                   Group I Mortgage Loans, deposited to the Collection Account during such
                                   Prepayment Period, (v) the principal portion of any related Substitution
                                   Adjustments deposited in the Collection Account during such Prepayment Period with respect to the Group I Mortgage Loans and (vi) on the Distribution Date on
                                   which the Trust is to be terminated in accordance with the Pooling Agreement, that portion of the Termination Price, representing principal with respect to the Group I Mortgage Loans.

Group II Principal Percentage:     The Group II Principal Percentage for any Distribution Date is the percentage equivalent of a fraction, the numerator of which is (i) the Group II Principal
                                   Remittance Amount for such Distribution Date, and the denominator of which is
                                   (ii) the Principal Remittance Amount for such Distribution Date.

Group II Interest Remittance       The Group II Interest Remittance Amount with respect to any Distribution Date is
Amount:                            that portion of the Available Funds for such Distribution Date attributable to interest received or advanced with respect to the Group II Mortgage Loans.

Group II Principal Remittance      The Group II Principal Remittance Amount means with respect to any Distribution
Amount:                            Date, the sum of (i) all scheduled payments of principal collected or advanced on the Group II Mortgage Loans by the Master Servicer that were due during the related collection period, (ii) the principal portion of all partial and full principal prepayments of the Group II Mortgage Loans received by the Master
                                   Servicer during such Prepayment Period, (iii) the principal portion of all related Net Liquidation Proceeds and Insurance Proceeds and recoveries received during such Prepayment Period with respect to the Group II Mortgage Loans, (iv)
                                   that portion of the Purchase Price, representing principal of any repurchased
                                   Group II Mortgage Loans, deposited to the Collection Account during such
                                   Prepayment Period, (v) the principal portion of any related Substitution
                                   Adjustments deposited in the Collection Account during such Prepayment Period with respect to the Group II Mortgage Loans and (vi) on the Distribution Date on
                                   which the Trust is to be terminated in accordance with the Pooling Agreement, that portion of the Termination Price, representing principal with respect to the Group II Mortgage Loans.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       21


--------------------------------------------------------------------------------
        Asset-Backed Funding Corporation
        Asset-Backed Certificates, Series 2004-OPT4
        $796,726,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------
Principal Remittance Amount:       The Principal Remittance Amount is the sum of the Group I Principal Remittance
                                   Amount and the Group II Principal Remittance Amount.

Principal Distribution Amount:     The Principal Distribution Amount is the sum of the Principal Remittance Amount
                                   (minus the Overcollateralization Release Amount, if any) and the Extra Principal
                                   Distribution Amount, if any.

Extra Principal Distribution       The Extra Principal Distribution Amount with respect to any Distribution Date is
Amount:                            the lesser of (x) the Excess Cashflow for such Distribution Date and (y) the
                                   Overcollateralization Deficiency Amount for such Distribution Date.

Group I Senior Principal           Group I Senior Principal Distribution Amount means as of any Distribution Date
Distribution Amount:               (i) before the Stepdown Date or as to which a Trigger Event is in effect, the lesser of (a) the certificate principal balance of the Class A-1 Certificates immediately prior to such Distribution Date and (b) the Group I Principal
                                   Percentage of the Principal Distribution Amount and (ii) on or after the
                                   Stepdown Date and as long as a Trigger Event is not in effect, the excess of (a)
                                   the certificate principal balance of the Class A-1 Certificates immediately prior to such Distribution Date over (b) the lesser of (x) the product of (1)
                                   approximately 72.00% and (2) the aggregate Principal Balance of the Group I
                                   Mortgage Loans as of the last day of the related Collection Period and (y) the amount by which the aggregate Principal Balance of the Group I Mortgage Loans as of the last day of the related Collection Period exceeds the product of (1)
                                   0.50% and (2) the aggregate Principal Balance of the Group I Mortgage Loans on the Cut-off Date.

Group II Senior Principal          Group II Senior Principal Distribution Amount means as of any Distribution Date
Distribution Amount:               (i) before the Stepdown Date or as to which a Trigger Event is in effect, the lesser of (a) the aggregate certificate principal balance of the Class A-2
                                   Certificates immediately prior to such Distribution Date and (b) the Group II
                                   Principal Percentage of the Principal Distribution Amount and (ii) on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of
                                   (a) the certificate principal balance of the Class A-2 Certificates immediately prior to such Distribution Date over (b) the lesser of (x) the product of (1)
                                   approximately 72.00% and (2) the aggregate Principal Balance of the Group II
                                   Mortgage Loans as of the last day of the related Collection Period and (y) the amount by which the aggregate Principal Balance of the Group II Mortgage Loans as of the last day of the related Collection Period exceeds the product of (1)
                                   0.50% and (2) the aggregate Principal Balance of the Group II Mortgage Loans on
                                   the Cut-off Date

Senior Principal Distribution      The Senior Principal Distribution Amount is an amount equal to the sum of (i)
Amount:                            the Group I Senior Principal Distribution Amount and (ii) the Group II Senior
                                   Principal Distribution Amount.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       22


--------------------------------------------------------------------------------
        Asset-Backed Funding Corporation
        Asset-Backed Certificates, Series 2004-OPT4
        $796,726,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------
Class M-1 Principal                The Class M-1 Principal Distribution Amount is an amount equal to the excess of
Distribution Amount:               (x) the sum of the Certificate principal balance of the Class A Certificates
                                   (after taking into account the Senior Principal Distribution Amount) and the
                                   Class M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 82.90% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related Prepayment period, minus the product of (x) 0.50% and
                                   (y) the principal balance of the of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal                The Class M-2 Principal Distribution Amount is an amount equal to the excess of
Distribution Amount:               (x) the sum of the Certificate principal balance of the Class A Certificates
                                   (after taking into account the Senior Principal Distribution Amount), the Class
                                   M-1 Certificates (after taking into account the Class M-1 Principal Distribution
                                   Amount) and the Class M-2 Certificates immediately prior to such Distribution
                                   Date over (y) the lesser of (A) the product of (i) approximately 90.60% and (ii)
                                   the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period and (B) the aggregate principal balance of the
                                   Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related Prepayment period, minus the product of (x)
                                   0.50% and (y) the principal balance of the of the Mortgage Loans as of the
                                   Cut-off Date.

Class M-3 Principal                The Class M-3 Principal Distribution Amount is an amount equal to the excess of
Distribution Amount:               (x) the sum of the Certificate principal balance of the Class A Certificates
                                   (after taking into account the Senior Principal Distribution Amount), the Class
                                   M-1 Certificates (after taking into account the Class M-1 Principal Distribution
                                   Amount), the Class M-2 Certificates (after taking into account the Class M-2
                                   Principal Distribution Amount) and the Class M-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i)
                                   approximately 91.90% and (ii) the aggregate principal balance of the Mortgage
                                   Loans as of the last day of the related collection period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period, minus the product of (x) 0.50% and (y) the principal balance of the of the Mortgage Loans as of the Cut-off Date.
Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       23


--------------------------------------------------------------------------------
        Asset-Backed Funding Corporation
        Asset-Backed Certificates, Series 2004-OPT4
        $796,726,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------
Class M-4 Principal                The Class M-4 Principal Distribution Amount is an amount equal to the excess of
Distribution Amount:               (x) the sum of the Certificate principal balance of the Class A Certificates
                                   (after taking into account the Senior Principal Distribution Amount), the Class
                                   M-1 Certificates (after taking into account the Class M-1 Principal Distribution
                                   Amount), the Class M-2 Certificates (after taking into account the Class M-2
                                   Principal Distribution Amount), the Class M-3 Certificates (after taking into account the Class M-3 Principal Distribution Amount) and the Class M-4
                                   Certificates immediately prior to such Distribution Date over (y) the lesser of
                                   (A) the product of (i) approximately 93.90% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period, minus the product of (x) 0.50% and
                                   (y) the principal balance of the of the Mortgage Loans as of the Cut-off Date.

Class M-5 Principal                The Class M-5 Principal Distribution Amount is an amount equal to the excess of
Distribution Amount:               (x) the sum of the Certificate principal balance of the Class A Certificates
                                   (after taking into account the Senior Principal Distribution Amount), the Class
                                   M-1 Certificates (after taking into account the Class M-1 Principal Distribution
                                   Amount), the Class M-2 Certificates (after taking into account the Class M-2
                                   Principal Distribution Amount), the Class M-3 Certificates (after taking into account the Class M-3 Principal Distribution Amount), the Class M-4 Certificates
                                   (after taking into account the Class M-4 Principal Distribution Amount) and the
                                   Class M-5 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 95.30% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period, minus the product of (x)
                                   0.50% and (y) the principal balance of the of the Mortgage Loans as of the
                                   Cut-off Date.

Class M-6 Principal                The Class M-6 Principal Distribution Amount is an amount equal to the excess of
Distribution Amount:               (x) the sum of the Certificate principal balance of the Class A Certificates
                                   (after taking into account the Senior Principal Distribution Amount), the Class
                                   M-1 Certificates (after taking into account the Class M-1 Principal Distribution
                                   Amount), the Class M-2 Certificates (after taking into account the Class M-2
                                   Principal Distribution Amount), the Class M-3 Certificates (after taking into account the Class M-3 Principal Distribution Amount), the Class M-4 Certificates
                                   (after taking into account the Class M-4 Principal Distribution Amount), the
                                   Class M-5 Certificates (after taking into account the Class M-5 Principal
                                   Distribution Amount) and the Class M-6 Certificates immediately prior to such
                                   Distribution Date over (y) the lesser of (A) the product of (i) approximately
                                   97.30% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period, minus the product of (x) 0.50% and (y) the principal balance of the of the Mortgage Loans as of the Cut-off Date.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                       24


--------------------------------------------------------------------------------
        Asset-Backed Funding Corporation
        Asset-Backed Certificates, Series 2004-OPT4
        $796,726,000 (approximate)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                   DEFINITIONS
--------------------------------------------------------------------------------

Class M-7 Principal                The Class M-7 Principal Distribution Amount is an amount equal to the excess of
Distribution Amount:               (x) the sum of the Certificate principal balance of the Class A Certificates
                                   (after taking into account the Senior Principal Distribution Amount), the Class
                                   M-1 Certificates (after taking into account the Class M-1 Principal Distribution
                                   Amount), the Class M-2 Certificates (after taking into account the Class M-2
                                   Principal Distribution Amount), the Class M-3 Certificates (after taking into account the Class M-3 Principal Distribution Amount), the Class M-4 Certificates
                                   (after taking into account the Class M-4 Principal Distribution Amount), the
                                   Class M-5 Certificates (after taking into account the Class M-5 Principal
                                   Distribution Amount), the Class M-6 Certificates (after taking into account the
                                   Class M-6 Principal Distribution Amount) and the Class M-7 Certificates
                                   immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 99.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period and (B)
                                   the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period, minus the product of (x) 0.50% and (y) the principal balance of the of the Mortgage Loans as of the Cut-off Date.



Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        Asset-Backed Funding Corporation
        Asset-Backed Certificates, Series 2004-OPT4
        $796,726,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                          BOND SUMMARY
                                                          To Maturity
-------------------------------------------------------------------------------------------------------------------------------
Class A-2 (To Maturity)
-------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%       50%|50%      75%|75%       100%|100%      125%|125%       150%|150%     175%|175%
-------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             18.40         5.50         3.78          2.79            2.13           1.64          1.23
First Principal Date         07/25/2004    07/25/2004   07/25/2004    07/25/2004      07/25/2004     07/25/2004    07/25/2004
Last Principal Date          04/25/2034    03/25/2031   08/25/2025    10/25/2020      05/25/2017     12/25/2014    02/25/2013
Payment Windows (mos.)           358          321          254            196            155             126           104
Class M-1 (To Maturity)
-------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%       50%|50%      75%|75%       100%|100%      125%|125%       150%|150%     175%|175%
-------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             26.04        10.21         7.01          5.36            4.61           4.41          4.93
First Principal Date         11/25/2025    12/25/2008   07/25/2007    09/25/2007      11/25/2007     02/25/2008    06/25/2008
Last Principal Date          02/25/2034    02/25/2027   01/25/2021    12/25/2016      04/25/2014     05/25/2012    01/25/2011
Payment Windows (mos.)           100          219          163            112             78             52            32
Class M-2 (To Maturity)
-------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%       50%|50%      75%|75%       100%|100%      125%|125%       150%|150%     175%|175%
-------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             26.03        10.05         6.88          5.23            4.39           3.99          3.91
First Principal Date         11/25/2025    12/25/2008   07/25/2007    08/25/2007      09/25/2007     10/25/2007    12/25/2007
Last Principal Date          12/25/2033    12/25/2024   02/25/2019    06/25/2015      02/25/2013     05/25/2011    03/25/2010
Payment Windows (mos.)           98           193          140            95              66             44            28
Class M-3 (To Maturity)
-------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%       50%|50%      75%|75%       100%|100%      125%|125%       150%|150%     175%|175%
-------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             26.00         9.87         6.73          5.10            4.25           3.81          3.62
First Principal Date         11/25/2025    12/25/2008   07/25/2007    07/25/2007      08/25/2007     09/25/2007    11/25/2007
Last Principal Date          08/25/2033    01/25/2022   10/25/2016    08/25/2013      08/25/2011     03/25/2010    03/25/2009
Payment Windows (mos.)           94           158          112            74              49             31            17
Class M-4 (To Maturity)
-------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC               0%|0%       50%|50%      75%|75%       100%|100%      125%|125%       150%|150%     175%|175%
-------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)            25.98         9.72          6.62          5.00            4.16           3.72          3.52
First Principal Date         11/25/2025   12/25/2008    07/25/2007    07/25/2007      08/25/2007     09/25/2007    09/25/2007
Last Principal Date          07/25/2033   04/25/2021    03/25/2016    03/25/2013      04/25/2011     12/25/2009    12/25/2008
Payment Windows (mos.)           93           149          105            69              45             28            16
Class M-5 (To Maturity)
-------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC              0%|0%        50%|50%      75%|75%       100%|100%      125%|125%       150%|150%     175%|175%
-------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)            25.93         9.48          6.44          4.87            4.05           3.59          3.37
First Principal Date         11/25/2025   12/25/2008    07/25/2007    07/25/2007      08/25/2007     08/25/2007    09/25/2007
Last Principal Date          03/25/2033   10/25/2019    01/25/2015    04/25/2012      08/25/2010     05/25/2009    07/25/2008
Payment Windows (mos.)           89           131           91            58              37             22            11
Class M-6 (To Maturity)
-------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC              0%|0%        50%|50%      75%|75%       100%|100%      125%|125%       150%|150%     175%|175%
-------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)            25.77         8.96          6.07          4.59            3.80           3.39          3.21
First Principal Date         11/25/2025   12/25/2008    07/25/2007    07/25/2007      07/25/2007     07/25/2007    08/25/2007
Last Principal Date          11/25/2032   04/25/2018    12/25/2013    07/25/2011      12/25/2009     11/25/2008    02/25/2008
Payment Windows (mos.)           85           113           78            49              30             17             7
Class M-7 (To Maturity)
-------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC              0%|0%        50%|50%      75%|75%       100%|100%      125%|125%       150%|150%     175%|175%
-------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)            24.54         7.12          4.79          3.69            3.23           3.08          3.08
First Principal Date         11/25/2025   12/25/2008    07/25/2007    07/25/2007      07/25/2007     07/25/2007    07/25/2007
Last Principal Date          10/25/2031   02/25/2015    09/25/2011    10/25/2009      08/25/2008     10/25/2007    08/25/2007
Payment Windows (mos.)           72           75            51            28              14              4             2
-------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        Asset Backed Funding Corporation
        Asset-Backed Certificates, Series 2004-OPT4
        $796,726,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                        BOND SUMMARY
                                                          To Call
------------------------------------------------------------------------------------------------------------------------------
Class A-2 (To Call)
------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC             0%|0%        50%|50%        75%|75%       100%|100%     125%|125%      150%|150%    175%|175%
------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)           18.34          5.12           3.48          2.56           1.95          1.49          1.16
First Principal Date        07/25/2004    07/25/2004     07/25/2004    07/25/2004     07/25/2004    07/25/2004    07/25/2004
Last Principal Date         12/25/2032    08/25/2018     03/25/2014    09/25/2011     02/25/2010    01/25/2009    03/25/2008
Payment Windows (mos.)         342           170            117            87             68            55            45
Class M-1 (To Call)
------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC             0%|0%        50%|50%        75%|75%       100%|100%     125%|125%      150%|150%    175%|175%
------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)           25.90          9.40           6.38          4.89           4.23          4.12          3.74
First Principal Date        11/25/2025    12/25/2008     07/25/2007    09/25/2007     11/25/2007    02/25/2008    03/25/2008
Last Principal Date         12/25/2032    08/25/2018     03/25/2014    09/25/2011     02/25/2010    01/25/2009    03/25/2008
Payment Windows (mos.)          86           117             81            49             28            12            1
Class M-2 (To Call)
------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC             0%|0%        50%|50%        75%|75%       100%|100%     125%|125%      150%|150%    175%|175%
------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)           25.90          9.40           6.38          4.85           4.09          3.76          3.67
First Principal Date        11/25/2025    12/25/2008     07/25/2007    08/25/2007     09/25/2007    10/25/2007    12/25/2007
Last Principal Date         12/25/2032    08/25/2018     03/25/2014    09/25/2011     02/25/2010    01/25/2009    03/25/2008
Payment Windows (mos.)          86           117             81            50             30            16            4
Class M-3 (To Call)
------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC             0%|0%        50%|50%        75%|75%       100%|100%     125%|125%      150%|150%    175%|175%
------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)           25.90          9.40           6.38          4.84           4.04          3.65          3.48
First Principal Date        11/25/2025    12/25/2008     07/25/2007    07/25/2007     08/25/2007    09/25/2007    11/25/2007
Last Principal Date         12/25/2032    08/25/2018     03/25/2014    09/25/2011     02/25/2010    01/25/2009    03/25/2008
Payment Windows (mos.)          86           117             81            51             31            17            5
Class M-4 (To Call)
------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC             0%|0%        50%|50%        75%|75%       100%|100%     125%|125%      150%|150%    175%|175%
------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)           25.90          9.40           6.38          4.83           4.02          3.61          3.42
First Principal Date        11/25/2025    12/25/2008     07/25/2007    07/25/2007     08/25/2007    09/25/2007    09/25/2007
Last Principal Date         12/25/2032    08/25/2018     03/25/2014    09/25/2011     02/25/2010    01/25/2009    03/25/2008
Payment Windows (mos.)          86           117             81            51             31            17            7
Class M-5 (To Call)
------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC             0%|0%        50%|50%        75%|75%       100%|100%     125%|125%      150%|150%    175%|175%
------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)           25.90          9.39           6.38          4.82           4.02          3.56          3.35
First Principal Date        11/25/2025    12/25/2008     07/25/2007    07/25/2007     08/25/2007    08/25/2007    09/25/2007
Last Principal Date         12/25/2032    08/25/2018     03/25/2014    09/25/2011     02/25/2010    01/25/2009    03/25/2008
Payment Windows (mos.)          86           117             81            51             31            18            7
Class M-6 (To Call)
------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC             0%|0%        50%|50%        75%|75%       100%|100%     125%|125%      150%|150%    175%|175%
------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)           25.77          8.96           6.07          4.59           3.80          3.39          3.21
First Principal Date        11/25/2025    12/25/2008     07/25/2007    07/25/2007     07/25/2007    07/25/2007    08/25/2007
Last Principal Date         11/25/2032    04/25/2018     12/25/2013    07/25/2011     12/25/2009    11/25/2008    02/25/2008
Payment Windows (mos.)          85           113             78            49             30            17            7
Class M-7  (To Call)
------------------------------------------------------------------------------------------------------------------------------
FRM PPC / ARM PPC             0%|0%        50%|50%        75%|75%       100%|100%     125%|125%      150%|150%    175%|175%
------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)           24.54          7.12           4.79          3.69           3.23          3.08          3.08
First Principal Date        11/25/2025    12/25/2008     07/25/2007    07/25/2007     07/25/2007    07/25/2007    07/25/2007
Last Principal Date         10/25/2031    02/25/2015     09/25/2011    10/25/2009     08/25/2008    10/25/2007    08/25/2007
Payment Windows (mos.)          72            75             51            28             14             4            2
------------------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        Asset-Backed Funding Corporation
        Asset-Backed Certificates, Series 2004-OPT4
        $796,726,000 (approximate)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                      NET WAC CAP SCHEDULE
                                                     Class A-2 Certificates
-------------------------------------------------------------------------------------------------------------------------------
                        Net WAC      Net WAC    Effective Net                          Net WAC      Net WAC     Effective Net
 Period    Pay Date     Rate(1)      Rate(2)   WAC Rate(2) (3)  Period   Pay Date      Rate(1)      Rate(2)    WAC Rate(2) (3)
-------------------------------------------------------------------------------------------------------------------------------
    1      7/25/2004     7.09%        7.09%         7.50%         45     3/25/2008      5.78%        9.81%          9.81%
    2      8/25/2004     5.71%        5.71%         7.50%         46     4/25/2008      5.40%        9.18%          9.18%
    3      9/25/2004     5.71%        5.71%         7.50%         47     5/25/2008      5.58%        9.52%          9.52%
    4      10/25/2004    5.90%        5.90%         7.50%         48     6/25/2008      5.40%        9.21%          9.21%
    5      11/25/2004    5.71%        5.71%         7.50%         49     7/25/2008      5.58%        9.51%          9.51%
    6      12/25/2004    5.90%        5.90%         7.50%         50     8/25/2008      5.40%        9.19%          9.19%
    7      1/25/2005     5.71%        5.71%         7.50%         51     9/25/2008      5.40%        9.19%          9.19%
    8      2/25/2005     5.71%        5.71%         7.50%         52     10/25/2008     5.58%        9.50%          9.50%
    9      3/25/2005     6.32%        6.32%         7.50%         53     11/25/2008     5.40%        9.23%          9.23%
    10     4/25/2005     5.71%        5.71%         7.50%         54     12/25/2008     5.58%        9.53%          9.53%
    11     5/25/2005     5.80%        5.80%         7.50%         55     1/25/2009      5.40%        9.22%          9.22%
    12     6/25/2005     5.61%        5.61%         7.50%         56     2/25/2009      5.40%        9.21%          9.21%
    13     7/25/2005     5.80%        5.80%         7.50%         57     3/25/2009      5.98%        10.19%        10.19%
    14     8/25/2005     5.61%        5.61%         7.50%         58     4/25/2009      5.40%        9.20%          9.20%
    15     9/25/2005     5.61%        5.61%         7.50%         59     5/25/2009      5.58%        9.50%          9.50%
    16     10/25/2005    5.79%        5.79%         7.50%         60     6/25/2009      5.40%        9.19%          9.19%
    17     11/25/2005    5.61%        5.61%         7.50%         61     7/25/2009      5.58%        9.49%          9.49%
    18     12/25/2005    5.79%        5.79%         7.50%         62     8/25/2009      5.40%        9.17%          9.17%
    19     1/25/2006     5.61%        5.61%         7.50%         63     9/25/2009      5.40%        9.17%          9.17%
    20     2/25/2006     5.61%        5.61%         7.50%         64     10/25/2009     5.58%        9.47%          9.47%
    21     3/25/2006     6.21%        6.21%         7.50%         65     11/25/2009     5.40%        9.16%          9.16%
    22     4/25/2006     5.61%        5.62%         7.50%         66     12/25/2009     5.57%        9.45%          9.45%
    23     5/25/2006     5.84%        7.71%         7.71%         67     1/25/2010      5.39%        9.14%          9.14%
    24     6/25/2006     5.65%        7.46%         7.46%         68     2/25/2010      5.39%        9.14%          9.14%
    25     7/25/2006     5.84%        7.71%         7.71%         69     3/25/2010      5.97%        10.11%        10.11%
    26     8/25/2006     5.65%        7.46%         7.46%         70     4/25/2010      5.39%        9.12%          9.12%
    27     9/25/2006     5.65%        7.45%         7.45%         71     5/25/2010      5.57%        9.42%          9.42%
    28     10/25/2006    5.84%        7.70%         7.70%         72     6/25/2010      5.39%        9.11%          9.11%
    29     11/25/2006    5.65%        8.06%         8.06%         73     7/25/2010      5.57%        9.41%          9.41%
    30     12/25/2006    5.83%        8.33%         8.33%         74     8/25/2010      5.39%        9.10%          9.10%
    31     1/25/2007     5.40%        7.81%         7.81%         75     9/25/2010      5.39%        9.09%          9.09%
    32     2/25/2007     5.40%        7.81%         7.81%         76     10/25/2010     5.57%        9.39%          9.39%
    33     3/25/2007     5.98%        8.65%         8.65%         77     11/25/2010     5.39%        9.08%          9.08%
    34     4/25/2007     5.41%        7.85%         7.85%         78     12/25/2010     5.57%        9.38%          9.38%
    35     5/25/2007     5.59%        8.86%         8.86%         79     1/25/2011      5.39%        9.07%          9.07%
    36     6/25/2007     5.41%        8.56%         8.56%         80     2/25/2011      5.39%        9.06%          9.06%
    37     7/25/2007     5.59%        8.85%         8.85%         81     3/25/2011      5.96%        10.03%        10.03%
    38     8/25/2007     5.41%        8.55%         8.55%         82     4/25/2011      5.39%        9.05%          9.05%
    39     9/25/2007     5.41%        8.55%         8.55%         83     5/25/2011      5.57%        9.35%          9.35%
    40     10/25/2007    5.59%        8.85%         8.85%         84     6/25/2011      5.39%        9.04%          9.04%
    41     11/25/2007    5.41%        9.19%         9.19%         85     7/25/2011      5.56%        9.33%          9.33%
    42     12/25/2007    5.59%        9.49%         9.49%         86     8/25/2011      5.38%        9.03%          9.03%
    43     1/25/2008     5.41%        9.18%         9.18%         87     9/25/2011      5.38%        9.02%          9.02%
    44     2/25/2008     5.41%        9.18%         9.18%
-------------------------------------------------------------------------------------------------------------------------------

(1)   Assumes 6-month LIBOR at 1.90% and is run at the pricing speed to call.
(2) Assumes the 6-month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the Mortgage Loans and run at the pricing speed to call.
(3) Assumes 1-month LIBOR equal 20.00% and payments are received from the applicable Yield Maintenance Agreement(s).


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        Asset-Backed Funding Corporation
        Asset-Backed Certificates, Series 2004-OPT4
        $796,726,000 (approximate)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                      NET WAC CAP SCHEDULE
                                                     Mezzanine Certificates

-------------------------------------------------------------------------------------------------------------------------------
                        Net WAC      Net WAC    Effective Net                          Net WAC      Net WAC     Effective Net
 Period    Pay Date     Rate(1)      Rate(2)   WAC Rate(2) (3)  Period   Pay Date      Rate(1)      Rate(2)    WAC Rate(2) (3)
-------------------------------------------------------------------------------------------------------------------------------
    1      7/25/2004     7.25%        7.25%         8.00%         45     3/25/2008      5.91%        10.06%        10.06%
    2      8/25/2004     5.84%        5.84%         8.00%         46     4/25/2008      5.52%        9.41%          9.41%
    3      9/25/2004     5.84%        5.84%         8.00%         47     5/25/2008      5.71%        9.76%          9.76%
    4      10/25/2004    6.04%        6.04%         8.00%         48     6/25/2008      5.52%        9.43%          9.43%
    5      11/25/2004    5.84%        5.84%         8.00%         49     7/25/2008      5.71%        9.74%          9.74%
    6      12/25/2004    6.04%        6.04%         8.00%         50     8/25/2008      5.52%        9.42%          9.42%
    7      1/25/2005     5.84%        5.84%         8.00%         51     9/25/2008      5.52%        9.42%          9.42%
    8      2/25/2005     5.84%        5.84%         8.00%         52     10/25/2008     5.71%        9.73%          9.73%
    9      3/25/2005     6.47%        6.47%         8.00%         53     11/25/2008     5.52%        9.45%          9.45%
    10     4/25/2005     5.84%        5.84%         8.00%         54     12/25/2008     5.71%        9.75%          9.75%
    11     5/25/2005     5.94%        5.94%         8.00%         55     1/25/2009      5.52%        9.43%          9.43%
    12     6/25/2005     5.75%        5.75%         8.00%         56     2/25/2009      5.52%        9.43%          9.43%
    13     7/25/2005     5.94%        5.94%         8.00%         57     3/25/2009      6.11%        10.43%        10.43%
    14     8/25/2005     5.74%        5.75%         8.00%         58     4/25/2009      5.52%        9.42%          9.42%
    15     9/25/2005     5.74%        5.75%         8.00%         59     5/25/2009      5.71%        9.72%          9.72%
    16     10/25/2005    5.94%        5.94%         8.00%         60     6/25/2009      5.52%        9.40%          9.40%
    17     11/25/2005    5.74%        5.75%         8.00%         61     7/25/2009      5.70%        9.71%          9.71%
    18     12/25/2005    5.94%        5.94%         8.00%         62     8/25/2009      5.52%        9.39%          9.39%
    19     1/25/2006     5.74%        5.75%         8.00%         63     9/25/2009      5.52%        9.39%          9.39%
    20     2/25/2006     5.74%        5.75%         8.00%         64     10/25/2009     5.70%        9.69%          9.69%
    21     3/25/2006     6.36%        6.36%         8.00%         65     11/25/2009     5.52%        9.37%          9.37%
    22     4/25/2006     5.75%        5.79%         8.00%         66     12/25/2009     5.70%        9.68%          9.68%
    23     5/25/2006     5.96%        7.93%         8.00%         67     1/25/2010      5.52%        9.36%          9.36%
    24     6/25/2006     5.77%        7.68%         8.00%         68     2/25/2010      5.52%        9.36%          9.36%
    25     7/25/2006     5.96%        7.93%         8.00%         69     3/25/2010      6.11%        10.35%        10.35%
    26     8/25/2006     5.77%        7.67%         8.00%         70     4/25/2010      5.52%        9.34%          9.34%
    27     9/25/2006     5.77%        7.67%         8.00%         71     5/25/2010      5.70%        9.65%          9.65%
    28     10/25/2006    5.96%        7.93%         8.00%         72     6/25/2010      5.52%        9.33%          9.33%
    29     11/25/2006    5.77%        8.30%         8.30%         73     7/25/2010      5.70%        9.64%          9.64%
    30     12/25/2006    5.96%        8.57%         8.57%         74     8/25/2010      5.52%        9.32%          9.32%
    31     1/25/2007     5.53%        8.05%         8.05%         75     9/25/2010      5.52%        9.31%          9.31%
    32     2/25/2007     5.53%        8.05%         8.05%         76     10/25/2010     5.70%        9.62%          9.62%
    33     3/25/2007     6.12%        8.91%         8.91%         77     11/25/2010     5.52%        9.30%          9.30%
    34     4/25/2007     5.53%        8.06%         8.06%         78     12/25/2010     5.70%        9.61%          9.61%
    35     5/25/2007     5.71%        9.09%         9.09%         79     1/25/2011      5.52%        9.29%          9.29%
    36     6/25/2007     5.53%        8.79%         8.79%         80     2/25/2011      5.52%        9.28%          9.28%
    37     7/25/2007     5.71%        9.08%         9.08%         81     3/25/2011      6.11%        10.27%        10.27%
    38     8/25/2007     5.53%        8.78%         8.78%         82     4/25/2011      5.51%        9.27%          9.27%
    39     9/25/2007     5.53%        8.78%         8.78%         83     5/25/2011      5.70%        9.58%          9.58%
    40     10/25/2007    5.71%        9.08%         9.08%         84     6/25/2011      5.51%        9.26%          9.26%
    41     11/25/2007    5.53%        9.43%         9.43%         85     7/25/2011      5.70%        9.56%          9.56%
    42     12/25/2007    5.71%        9.74%         9.74%         86     8/25/2011      5.51%        9.25%          9.25%
    43     1/25/2008     5.53%        9.42%         9.42%         87     9/25/2011      5.51%        9.24%          9.24%
    44     2/25/2008     5.53%        9.42%         9.42%
-------------------------------------------------------------------------------------------------------------------------------

(1)   Assumes 6-month LIBOR at 1.90% and is run at the pricing speed to call.
(2) Assumes the 6-month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the Mortgage Loans and run at the pricing speed to call.
(3) Assumes 1-month LIBOR equal 20.00% and payments are received from the applicable Yield Maintenance Agreement(s).
Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                        [BANC OF AMERICA SECURITIES LOGO]

                                   ----------

                        Asset-Backed Funding Corporation
                   Asset-Backed Certificates, Series 2004-OPT4

                                Collateral Annex

                                 June 21st, 2004

                                Table of Contents

            o     Description of Total Mortgage Loans        2

            o     Description of Group 1 Mortgage Loans     18

            o     Description of Group 2 Mortgage Loans     34

o For the purposes of the tables in this collateral annex, the weighted average FICO and weighted average DTI numbers, have been calculated where FICO scores and DTI numbers were available, i.e. they are non-zero weighted averages.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation               [BANC OF AMERICA SECURITIES LOGO]
Asset-Backed Certificates, Series 2004-OPT4
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL

                          TOTAL MORTGAGE LOANS SUMMARY
                          ----------------------------

Summary                                                                                          Total       Minimum        Maximum
------------------------------------------------------------------------------------   ---------------    ----------    -----------
Cut-Off Date Aggregate Principal Balance                                               $800,729,837.49
Number of Loans                                                                                  5,033
Average Original Loan Balance                                                              $159,438.85    $50,000.00    $750,000.00
Average Current Loan Balance                                                               $159,095.93    $47,910.72    $748,545.36
(1) Weighted Average Combined Original LTV                                                       76.62%        12.82%        100.00%
(1) Weighted Average Gross Coupon                                                                7.096%        4.500%        13.250%
(1) (2) Weighted Average Gross Margin                                                            5.288%        2.700%         9.800%
(1) (2) Weighted Average Term to Next Rate Adjustment Date (months)                                 22             3            178
(1) Weighted Average Remaining Term to Maturity (months)                                           353           117            359
(1) (3) Weighted Average Credit Score                                                              610           500            813

----------
(1)   Weighted Average reflected in Total.

(2)   Adjustable Loans Only

(3)   99.59% the Mortgage Loans have Credit Scores.

                                                        Percent of Cut-Off Date
                                  Range                    Principal Balance
                                  --------------------  -----------------------
Product Type                      Adjustable                              74.69%
                                  Fixed                                   25.31%
Fully Amortizing Mortgage Loans                                          100.00%
Lien                              First                                   99.86%
                                  Second                                   0.14%
Property Type                     SFR                                     74.81%
                                  2-4 Family                              13.26%
                                  PUD                                      6.81%
                                  Condominium                              4.22%
                                  Manufactured Housing                     0.90%

Occupancy Status                  Owner Occupied                          92.84%
                                  Non-Owner Occupied                       6.22%
                                  Second Home                              0.94%
Geographic Distribution           California                              18.10%
                                  New York                                15.75%
                                  Massachusetts                           10.59%
                                  Florida                                  7.00%
                                  Texas                                    4.98%

Number of States (including DC)                                              49
Largest Zip Code Concentration    11368 (NY)                               0.33%
Loans with Prepayment Penalties                                           73.29%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation               [BANC OF AMERICA SECURITIES LOGO]
Asset-Backed Certificates, Series 2004-OPT4
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

Range of Mortgage Coupons

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Mortgage Coupons              Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
4.001 - 4.500                       1      $390,466.98          0.05%  22.04%   4.500%     702     59.32%       360        358     2
4.501 - 5.000                      36     7,776,464.85          0.97   43.91    4.869      653     64.72        360        358     2
5.001 - 5.500                     119    24,526,453.65          3.06   39.81    5.336      658     74.18        359        357     2
5.501 - 6.000                     559   115,963,110.67         14.48   39.54    5.857      652     73.09        354        352     2
6.001 - 6.500                     625   111,962,251.32         13.98   39.39    6.311      635     75.48        354        352     2
6.501 - 7.000                     931   165,455,575.79         20.66   38.84    6.800      617     77.58        356        354     2
7.001 - 7.500                     819   129,354,092.25         16.15   38.79    7.295      603     78.47        357        355     2
7.501 - 8.000                     742   104,950,718.75         13.11   39.02    7.787      584     78.37        356        354     2
8.001 - 8.500                     453    56,661,402.82          7.08   37.63    8.281      573     78.54        356        354     2
8.501 - 9.000                     376    45,756,611.67          5.71   38.24    8.774      560     77.98        356        354     2
9.001 - 9.500                     157    16,913,232.44          2.11   39.13    9.264      550     76.33        353        351     2
9.501 - 10.000                    121    12,530,363.20          1.56   38.84    9.779      547     75.53        353        351     2
10.001 - 10.500                    52     4,871,585.63          0.61   38.29   10.335      540     72.78        341        339     2
10.501 - 11.000                    28     2,699,393.96          0.34   40.05   10.721      542     71.32        356        354     2
11.001 - 11.500                     8       514,476.60          0.06   35.23   11.227      559     66.18        341        339     2
11.501 - 12.000                     4       242,734.32          0.03   35.87   11.737      554     65.13        360        358     2
12.001 - 12.500                     1        59,968.78          0.01   43.48   12.450      519     71.00        360        358     2
13.001 - 13.500                     1       100,933.81          0.01   47.33   13.250      586     73.01        360        357     3
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          5,033  $800,729,837.49        100.00%  38.99%   7.096%     610     76.62%       356        353     2


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation               [BANC OF AMERICA SECURITIES LOGO]
Asset-Backed Certificates, Series 2004-OPT4
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

Combined Original Loan-to-Value Ratio

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Combined Original LTV         Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
10.01 - 15.00                       1       $49,912.81          0.01%  29.30%   6.700%     565     12.82%       360        358     2
15.01 - 20.00                      14       966,868.09          0.12   38.03    7.059      595     16.97        340        337     2
20.01 - 25.00                      11       891,641.56          0.11   35.95    7.285      587     22.42        360        358     2
25.01 - 30.00                      30     3,609,122.67          0.45   38.05    6.882      606     28.10        348        345     3
30.01 - 35.00                      23     2,222,314.20          0.28   38.32    6.968      571     32.91        353        351     2
35.01 - 40.00                      60     7,896,206.10          0.99   38.09    6.909      605     38.04        328        325     3
40.01 - 45.00                      78    10,565,894.49          1.32   37.83    6.709      609     42.97        344        341     2
45.01 - 50.00                      94    12,643,996.01          1.58   38.55    7.066      596     47.98        345        342     3
50.01 - 55.00                     120    19,358,324.69          2.42   38.94    6.854      593     52.71        349        346     2
55.01 - 60.00                     199    32,256,225.01          4.03   38.20    6.855      597     58.01        355        353     2
60.01 - 65.00                     308    49,046,646.57          6.13   38.40    7.139      590     63.51        356        353     2
65.01 - 70.00                     388    63,085,831.12          7.88   38.11    6.964      595     68.70        354        352     2
70.01 - 75.00                     553    94,263,165.31         11.77   38.95    7.210      582     74.06        356        354     2
75.01 - 80.00                   1,748   272,223,185.54         34.00   39.28    7.035      609     79.67        357        354     2
80.01 - 85.00                     361    58,067,621.99          7.25   38.79    7.097      627     84.34        357        355     2
85.01 - 90.00                     680   118,044,690.60         14.74   39.29    7.206      635     89.67        357        355     2
90.01 - 95.00                     330    50,081,364.44          6.25   40.05    7.386      642     94.63        358        356     2
95.01 - 100.00                     35     5,456,826.29          0.68   38.40    7.807      692     99.85        358        356     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          5,033  $800,729,837.49        100.00%  38.99%   7.096%     610     76.62%       356        353     2


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation               [BANC OF AMERICA SECURITIES LOGO]
Asset-Backed Certificates, Series 2004-OPT4
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

Cut-Off Date Principal Balance

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Principal Balance             Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
less than 50,000.00                84    $4,184,143.64          0.52%  32.22%   8.131%     581     59.17%       339        336     2
50,000.01 - 75,000.00             752    47,755,084.03          5.96   34.91    8.023      598     74.79        347        345     2
75,000.01 - 100,000.00            782    68,403,689.62          8.54   36.49    7.652      601     76.75        352        350     2
100,000.01 - 125,000.00           701    78,592,311.08          9.82   38.15    7.404      605     77.05        354        352     2
125,000.01 - 150,000.00           621    85,390,177.34         10.66   37.91    7.130      608     76.45        355        353     2
150,000.01 - 175,000.00           440    71,338,318.46          8.91   39.59    7.033      604     74.86        357        355     2
175,000.01 - 200,000.00           412    76,920,153.35          9.61   38.64    7.014      606     75.14        357        355     2
200,000.01 - 225,000.00           290    61,850,206.04          7.72   40.21    6.918      605     76.14        359        356     2
225,000.01 - 250,000.00           220    52,397,461.24          6.54   39.57    6.891      610     74.89        359        357     2
250,000.01 - 275,000.00           147    38,537,606.58          4.81   40.16    6.790      618     78.44        357        355     2
275,000.01 - 300,000.00           136    38,908,080.03          4.86   40.08    6.813      604     77.51        360        358     2
300,000.01 - 325,000.00           100    31,324,011.57          3.91   40.66    6.829      615     78.07        357        355     2
325,000.01 - 350,000.00            81    27,318,676.71          3.41   40.39    6.905      624     79.97        356        353     2
350,000.01 - 375,000.00            65    23,561,363.25          2.94   41.28    6.749      638     79.18        354        352     2
375,000.01 - 400,000.00            49    19,009,344.91          2.37   41.10    6.784      627     79.40        360        358     2
400,000.01 - 425,000.00            27    11,140,197.87          1.39   41.18    6.606      640     82.12        360        358     2
425,000.01 - 450,000.00            25    10,941,562.03          1.37   36.81    6.519      656     76.57        353        350     3
450,000.01 - 475,000.00            22    10,232,772.72          1.28   40.50    6.711      620     78.62        352        350     2
475,000.01 - 500,000.00            35    17,148,989.05          2.14   42.90    6.845      625     78.05        355        352     2
500,000.01 - 525,000.00             6     3,104,727.01          0.39   42.11    6.716      652     87.89        360        358     2
525,000.01 - 550,000.00            11     5,949,432.03          0.74   40.51    6.433      616     79.47        344        341     2
550,000.01 - 575,000.00             6     3,388,715.38          0.42   41.35    6.357      675     70.99        360        358     2
575,000.01 - 600,000.00             9     5,359,825.05          0.67   40.32    6.978      584     77.35        360        357     3
600,000.01 - 625,000.00             2     1,217,424.51          0.15   44.26    6.850      623     77.44        360        358     2
625,000.01 - 650,000.00             4     2,550,031.37          0.32   38.22    6.780      637     82.49        360        358     2
650,000.01 - 675,000.00             3     2,022,536.63          0.25   47.68    7.030      623     70.35        360        358     2
675,000.01 - 700,000.00             1       688,454.98          0.09   51.61    6.950      529     80.00        360        358     2
725,000.01 - 750,000.00             2     1,494,541.01          0.19   46.52    6.370      581     66.76        360        358     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          5,033  $800,729,837.49        100.00%  38.99%   7.096%     610     76.62%       356        353     2


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation               [BANC OF AMERICA SECURITIES LOGO]
Asset-Backed Certificates, Series 2004-OPT4
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

Original Term to Maturity

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Original Term to Maturity     Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
120                                 5      $289,940.40          0.04%  37.75%   7.418%     647     59.91%       120        117     3
180                               124    14,461,285.37          1.81   36.66    7.260      634     67.78        180        177     3
240                                57     6,872,129.15          0.86   38.33    6.883      639     68.34        240        238     2
360                             4,847   779,106,482.57         97.30   39.04    7.095      609     76.86        360        358     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          5,033  $800,729,837.49        100.00%  38.99%   7.096%     610     76.62%       356        353     2

Remaining Term to Maturity

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Remaining Term to Maturity    Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
116 - 120                           5      $289,940.40          0.04%  37.75%   7.418%     647     59.91%       120        117     3
171 - 175                           1       127,830.75          0.02   18.61    6.475      746     47.27        180        175     5
176 - 180                         123    14,333,454.62          1.79   36.82    7.267      633     67.97        180        178     2
231 - 235                           1        94,104.74          0.01   35.57    7.250      693    100.00        240        235     5
236 - 240                          56     6,778,024.41          0.85   38.36    6.878      639     67.90        240        238     2
351 - 355                           4       676,506.19          0.08   40.81    6.611      640     61.49        360        355     5
356 - 360                       4,843   778,429,976.38         97.22   39.04    7.095      609     76.87        360        358     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          5,033  $800,729,837.49        100.00%  38.99%   7.096%     610     76.62%       356        353     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
W.A.: 353.3 months
Lowest: 117 months
Highest: 359 months


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation               [BANC OF AMERICA SECURITIES LOGO]
Asset-Backed Certificates, Series 2004-OPT4
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

Credit Score

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Credit Score                  Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
801 - 850                           4      $668,489.53          0.08%  47.86%   6.261%     805     73.00%       360        358     2
751 - 800                          75    13,293,618.70          1.66   38.49    6.411      772     81.80        348        346     3
701 - 750                         292    52,901,114.48          6.61   37.92    6.530      721     80.78        356        353     3
651 - 700                         888   152,037,359.43         18.99   39.14    6.564      671     79.46        354        351     2
601 - 650                       1,349   221,462,603.06         27.66   38.65    6.706      626     77.45        355        352     2
551 - 600                       1,198   179,295,995.02         22.39   38.93    7.419      577     75.44        356        354     2
501 - 550                       1,175   173,095,667.69         21.62   39.67    7.921      527     72.80        358        356     2
451 - 500                          26     4,711,630.07          0.59   41.54    7.789      500     71.09        360        358     2
N/A                                26     3,263,359.51          0.41   36.13    8.032    N/A       74.50        360        358     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          5,033  $800,729,837.49        100.00%  38.99%   7.096%     610     76.62%       356        353     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
W.A.: 610
Lowest: 500
Highest: 813

Credit Grade

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Credit Grade                  Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
AA+                               348    50,612,386.47          6.32%  37.91%   7.309%     695     84.86%       353        351     2
AA                              2,087   355,865,282.74         44.44   39.73    6.742      620     76.24        354        351     2
A                                 621    95,131,466.60         11.88   38.71    7.420      556     74.42        358        356     2
B                                 573    82,103,454.79         10.25   39.23    7.895      541     72.28        358        356     2
C                                 168    25,576,030.93          3.19   41.01    8.403      540     68.36        360        357     2
CC                                 93    13,097,825.21          1.64   38.98    9.466      551     59.84        360        358     2
NG                              1,143   178,343,390.75         22.27   37.57    6.840      641     80.60        357        354     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          5,033  $800,729,837.49        100.00%  38.99%   7.096%     610     76.62%       356        353     2


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation               [BANC OF AMERICA SECURITIES LOGO]
Asset-Backed Certificates, Series 2004-OPT4
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

Property Type

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Property Type                 Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Single Family                   3,932  $599,046,660.07         74.81%  38.76%   7.130%     604     76.15%       355        353     2
Multi Family - 2 Units            316    68,015,872.78          8.49   40.12    6.789      632     76.37        357        354     2
PUD                               302    54,532,656.92          6.81   39.85    7.142      611     80.45        360        357     2
Low Rise Condo                    226    32,115,647.16          4.01   38.75    7.142      615     78.31        355        353     2
Multi Family - 3 Units            118    27,935,955.80          3.49   39.29    6.951      649     77.34        357        354     2
Multi Family - 4 Units             54    10,214,331.65          1.28   40.00    7.094      669     76.04        360        357     3
MF Housing                         73     7,212,439.32          0.90   40.54    7.231      645     78.71        352        350     2
High Rise Condo                    12     1,656,273.79          0.21   34.55    7.104      655     79.38        360        358     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          5,033  $800,729,837.49        100.00%  38.99%   7.096%     610     76.62%       356        353     2

Occupancy Status

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Occupancy Status              Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Owner Occupied                  4,626  $743,388,649.17         92.84%  39.12%   7.076%     607     76.68%       356        353     2
Investor                          357    49,832,611.69          6.22   37.27    7.482      656     75.56        356        353     2
Second Home                        50     7,508,576.63          0.94   37.98    6.559      636     77.25        351        349     3
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          5,033  $800,729,837.49        100.00%  38.99%   7.096%     610     76.62%       356        353     2


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation               [BANC OF AMERICA SECURITIES LOGO]
Asset-Backed Certificates, Series 2004-OPT4
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

Documentation

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Documentation                 Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Full Documentation              3,276  $469,927,258.91         58.69%  39.55%   7.142%     607     77.75%       356        354     2
Stated Income Documentation     1,722   325,212,602.41         40.61   38.18    7.022      614     74.87        355        352     3
No Documentation                   23     3,796,819.92          0.47    0.00    7.625      718     84.68        357        354     3
Lite Documentation                 12     1,793,156.25          0.22   40.04    7.422      609     78.31        360        358     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          5,033  $800,729,837.49        100.00%  38.99%   7.096%     610     76.62%       356        353     2

Loan Purpose

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Loan Purpose                  Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
C/O Refi                        3,109  $502,585,174.26         62.77%  38.95%   7.090%     596     73.63%       354        352     2
Purchase                        1,368   210,576,699.19         26.30   38.68    7.068      645     83.12        359        357     2
R/T Refi                          556    87,567,964.04         10.94   39.98    7.197      608     78.12        356        353     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          5,033  $800,729,837.49        100.00%  38.99%   7.096%     610     76.62%       356        353     2


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation               [BANC OF AMERICA SECURITIES LOGO]
Asset-Backed Certificates, Series 2004-OPT4
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

Product Type

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Product Type                  Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
2/28 ARM                        3,478  $557,766,221.62         69.66%  39.00%   7.165%     596     77.92%       360        358     2
30 YR FIXED                     1,146   184,054,976.00         22.99   39.31    6.937      649     73.74        360        358     2
3/27 ARM                          215    35,934,640.12          4.49   38.22    6.824      609     76.43        360        358     2
15 YR FIXED                        96    11,412,469.08          1.43   37.23    7.237      642     65.84        180        178     2
20 YR FIXED                        57     6,872,129.15          0.86   38.33    6.883      639     68.34        240        238     2
2/13 ARM                           26     2,427,684.62           0.3   35.64    7.579      582     74.11        180        178     2
6 MONTH ARM                         4       848,992.82          0.11    42.3    6.393      595     60.93        360        358     2
3/12 ARM                            2       621,131.67          0.08   30.22    6.415      680     78.79        180        176     4
15/15 ARM                           4       501,652.01          0.06   39.15    7.266      676     93.06        360        358     2
10 YR FIXED                         5       289,940.40          0.04   37.75    7.418      647     59.91        120        117     3
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          5,033  $800,729,837.49        100.00%  38.99%   7.096%     610     76.62%       356        353     2

Amortization

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Amortization                  Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Fully Amortizing                5,033  $800,729,837.49        100.00%  38.99%   7.096%     610     76.62%       356        353     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          5,033  $800,729,837.49        100.00%  38.99%   7.096%     610     76.62%       356        353     2


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation               [BANC OF AMERICA SECURITIES LOGO]
Asset-Backed Certificates, Series 2004-OPT4
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

Lien Position

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Lien Position                 Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
1                               5,017  $799,590,524.04         99.86%  38.99%   7.092%     610     76.62%       356        353     2
2                                  16     1,139,313.45          0.14   42.13    9.894      623     74.55        325        323     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          5,033  $800,729,837.49        100.00%  38.99%   7.096%     610     76.62%       356        353     2

Prepayment Penalty Term

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Prepayment Penalty Term       Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
0                               1,350  $213,840,739.06         26.71%  39.06%   7.231%     604     76.76%       355        353     2
12                                312    68,665,977.84          8.58   39.48    6.714      643     72.43        348        345     2
24                              2,454   384,369,582.61         48.00   38.94     7.14      597     78.19        359        357     2
30                                 10     2,503,511.51          0.31   40.19    7.155      627     74.66        360        357     3
36                                907   131,350,026.47         16.40   38.77    6.944      641     74.01        350        347     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          5,033  $800,729,837.49        100.00%  38.99%   7.096%     610     76.62%       356        353     2


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation               [BANC OF AMERICA SECURITIES LOGO]
Asset-Backed Certificates, Series 2004-OPT4
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

Geographic Distribution

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Geographic Distribution       Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
California                        656  $144,954,831.03         18.10%  40.76%   6.789%     609     74.67%       358        355     2
New York                          517   126,102,008.04         15.75   39.62    6.783      623     73.71        353        350     2
Massachussetts                    399    84,760,268.87         10.59   38.88    6.633      620     73.51        357        354     2
Florida                           451    56,026,652.22          7.00   37.37    7.498      601     79.81        356        354     2
Texas                             364    39,843,617.22          4.98   38.83    7.524      595     78.63        349        346     2
New Jersey                        159    30,352,504.39          3.79   39.76    7.155      612     77.26        358        356     2
Illinois                          221    30,297,618.49          3.78   39.00    7.497      591     78.36        355        353     2
Pennsylvania                      174    23,363,356.52          2.92   37.30    7.108      614     78.26        353        350     2
Virginia                          154    22,428,041.09          2.80   38.49    7.482      602     80.13        358        356     2
Connecticut                       129    19,808,211.03          2.47   39.04    7.059      614     74.01        360        358     2
Michigan                          175    18,476,344.92          2.31   37.87    7.813      601     78.71        358        355     2
Maryland                           97    17,354,590.00          2.17   37.76    7.486      590     76.41        359        356     2
Ohio                              172    16,718,011.77          2.09   36.02    7.816      600     80.93        356        354     2
Georgia                           134    15,626,220.93          1.95   37.93    7.830      613     80.79        356        353     2
Rhode Island                       92    15,124,654.58          1.89   39.73    6.727      612     71.35        356        353     2
Colorado                           91    13,606,996.43          1.70   39.87    6.796      613     80.80        360        358     2
Minnesota                          75    10,899,593.70          1.36   39.67    7.061      596     78.88        359        356     2
New Hampshire                      67    10,748,255.36          1.34   38.38    6.673      621     74.30        358        355     2
North Carolina                     88    10,699,608.91          1.34   38.56    7.717      604     78.63        348        346     2
Arizona                            72     9,356,222.01          1.17   36.43    7.236      612     81.18        358        355     2
Washington                         59     9,002,155.73          1.12   41.42    7.308      596     76.73        360        358     2
Wisconsin                          73     8,622,585.48          1.08   38.47    7.186      623     83.76        360        358     2
Missouri                           76     7,758,633.85          0.97   36.22    7.775      606     80.64        359        356     2
Maine                              60     7,141,730.47          0.89   36.25    6.919      629     76.54        354        352     2
Indiana                            77     6,930,948.16          0.87   37.53    7.316      608     82.05        352        350     2
Nevada                             41     6,652,109.86          0.83   40.41    6.961      610     78.26        360        357     3
Tennessee                          51     5,059,539.03          0.63   35.44    7.626      598     82.62        346        343     2
Louisiana                          43     4,560,703.50          0.57   37.70    7.790      602     79.97        356        353     2
Oregon                             19     2,878,474.84          0.36   38.29    7.199      604     78.31        360        358     2
Kentucky                           34     2,830,934.51          0.35   36.39    7.737      603     81.70        360        358     2
Alabama                            33     2,751,728.90          0.34   38.89    7.929      608     84.96        340        337     2
South Carolina                     22     2,689,635.51          0.34   38.53    7.343      598     82.49        351        348     2
Vermont                            21     2,512,328.78          0.31   37.45    7.326      604     75.57        360        358     2
Delaware                           16     2,253,902.28          0.28   33.89    7.118      592     78.17        347        345     2
Iowa                               22     1,959,129.14          0.24   36.05    7.466      611     81.24        353        351     2
Kansas                             15     1,610,652.16          0.20   39.56    7.135      637     88.76        360        358     2
Idaho                              11     1,325,022.40          0.17   36.62    7.325      603     72.94        360        358     2
Oklahoma                           12     1,232,398.27          0.15   41.64    7.990      616     87.27        351        349     2
Wyoming                            12     1,066,238.80          0.13   37.42    6.600      635     79.89        360        358     2
Nebraska                           10     1,033,828.47          0.13   34.74    7.724      595     85.14        360        358     2
Hawaii                              4       770,223.48          0.10   39.99    7.864      563     56.51        360        358     2
Montana                             6       755,000.99          0.09   36.47    7.333      615     84.58        360        358     2
Mississippi                         9       668,720.32          0.08   35.99    9.164      575     83.18        333        331     2
Alaska                              4       615,945.05          0.08   44.37    7.365      677     87.55        301        299     3
Arkansas                            7       520,891.38          0.07   37.40    8.430      570     81.54        360        358     2
Utah                                4       513,811.38          0.06   40.42    7.489      606     85.02        360        358     2
South Dakota                        3       339,920.57          0.04   32.41    6.939      621     67.58        360        358     2
West Virginia                       1        69,704.97          0.01   27.54    8.490      577     70.00        360        358     2
North Dakota                        1        55,331.70          0.01   34.59   11.100      554     65.00        180        178     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          5,033  $800,729,837.49        100.00%  38.99%   7.096%     610     76.62%       356        353     2


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation               [BANC OF AMERICA SECURITIES LOGO]
Asset-Backed Certificates, Series 2004-OPT4
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

Range of Gross Margins - (Adjustable Loans Only)

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Gross Margin                  Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
2.501 - 3.000                      11    $2,765,828.91          0.46%  41.18%   4.974%     671     62.52%       360        358     2
3.001 - 3.500                      80    14,666,270.56          2.45   39.76    5.420      663     67.78        359        357     2
3.501 - 4.000                     255    53,454,491.59          8.94   39.44    5.893      641     73.54        360        357     2
4.001 - 4.500                     454    83,538,607.95         13.97   39.05    6.341      631     77.20        360        358     2
4.501 - 5.000                     634   109,970,351.59         18.39   38.68    6.784      618     80.03        358        356     2
5.001 - 5.500                     702   113,563,665.13         18.99   38.94    7.121      590     78.62        359        357     2
5.501 - 6.000                     541    80,408,233.95         13.44   39.11    7.526      571     78.89        359        357     2
6.001 - 6.500                     397    55,411,692.68          9.26   38.47    7.948      563     78.27        358        356     2
6.501 - 7.000                     314    43,293,374.05          7.24   38.41    8.247      556     79.31        359        357     2
7.001 - 7.500                     141    18,807,821.87          3.14   38.87    8.907      555     77.75        358        355     2
7.501 - 8.000                     128    14,676,651.42          2.45   39.57    9.316      545     74.38        359        357     2
8.001 - 8.500                      41     4,096,750.21          0.68   40.78    9.567      537     79.81        357        355     2
8.501 - 9.000                      20     2,547,403.37          0.43   35.60    9.838      535     79.22        360        358     2
9.001 - 9.500                       7       561,435.80          0.09   39.24   10.211      535     70.80        360        357     3
9.501 - 10.000                      4       337,743.78          0.06   40.95   10.782      533     73.65        360        358     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          3,729  $598,100,322.86        100.00%  38.94%   7.145%     597     77.81%       359        357     2


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation               [BANC OF AMERICA SECURITIES LOGO]
Asset-Backed Certificates, Series 2004-OPT4
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

Initial Periodic Rate Cap - (Adjustable Loans Only)

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Initial Cap                   Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
1.000                               4      $848,992.82          0.14%  42.30%   6.393%     595     60.93%       360        358     2
2.000                               2       658,601.50          0.11   35.63    8.596      520     73.67        360        357     3
3.000                           3,723   596,592,728.54         99.75   38.93    7.144      597     77.84        359        357     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          3,729  $598,100,322.86        100.00%  38.94%   7.145%     597     77.81%       359        357     2

Periodic Rate Cap - (Adjustable Loans Only)

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Periodic Cap                  Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
1.000                            3713  $595,367,847.56         99.54%  38.95%   7.141%     597     77.86%       359        357     2
1.500                              16     2,732,475.30          0.46   36.36    7.970      571     66.78        360        356     4
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          3,729  $598,100,322.86        100.00%  38.94%   7.145%     597     77.81%       359        357     2


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation               [BANC OF AMERICA SECURITIES LOGO]
Asset-Backed Certificates, Series 2004-OPT4
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

Range of Maximum Interest Rates - (Adjustable Loans Only)

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Maximum Rate                  Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
10.001 - 10.500                     1      $390,466.98          0.07%  22.04%   4.500%     702     59.32%       360        358     2
10.501 - 11.000                    34     6,958,920.58          1.16   43.25    4.864      646     64.36        360        358     2
11.001 - 11.500                   103    21,130,220.02          3.53   40.11    5.320      651     74.89        360        358     2
11.501 - 12.000                   332    69,621,072.28         11.64   39.66    5.843      637     76.01        359        357     2
12.001 - 12.500                   434    78,800,817.15         13.18   39.11    6.304      624     77.92        358        356     2
12.501 - 13.000                   689   122,855,847.43         20.54   38.88    6.805      607     79.38        359        357     2
13.001 - 13.500                   644   103,386,125.69         17.29   38.87    7.296      590     78.46        359        357     2
13.501 - 14.000                   564    82,633,868.75         13.82   38.95    7.785      571     78.48        359        357     2
14.001 - 14.500                   349    44,746,483.85          7.48   37.52    8.273      565     78.88        359        357     2
14.501 - 15.000                   304    37,978,786.51          6.35   38.14    8.738      552     77.38        360        358     2
15.001 - 15.500                   122    13,712,731.99          2.29   38.82    9.249      546     77.48        357        354     2
15.501 - 16.000                    92    10,031,766.46          1.68   39.10    9.729      544     75.70        356        353     2
16.001 - 16.500                    38     3,514,634.29          0.59   36.40   10.344      531     72.44        360        358     2
16.501 - 17.000                    16     1,756,155.74          0.29   40.75   10.656      532     69.47        360        358     2
17.001 - 17.500                     4       375,083.99          0.06   40.56   10.715      537     62.90        360        357     3
17.501 - 18.000                     3       207,341.15          0.03   31.33   11.418      523     62.12        360        357     3
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          3,729  $598,100,322.86        100.00%  38.94%   7.145%     597     77.81%       359        357     2


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation               [BANC OF AMERICA SECURITIES LOGO]
Asset-Backed Certificates, Series 2004-OPT4
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

Range of Minimum Interest Rates- (Adjustable Loans Only)

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Minimum Rate                  Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
4.001 - 4.500                       1      $390,466.98          0.07%  22.04%   4.500%     702     59.32%       360        358     2
4.501 - 5.000                      36     7,417,882.43          1.24   42.80    5.034      643     65.33        360        358     2
5.001 - 5.500                     104    21,428,398.16          3.58   40.15    5.331      651     74.96        360        358     2
5.501 - 6.000                     332    69,621,072.28         11.64   39.66    5.843      637     76.01        359        357     2
6.001 - 6.500                     434    78,797,885.62         13.17   39.13    6.303      625     77.91        358        356     2
6.501 - 7.000                     689   122,611,302.41         20.50   38.85    6.801      607     79.23        359        357     2
7.001 - 7.500                     641   102,669,592.10         17.17   38.87    7.296      590     78.44        359        357     2
7.501 - 8.000                     568    83,580,924.97         13.97   38.93    7.787      571     78.66        359        357     2
8.001 - 8.500                     352    45,331,803.79          7.58   37.46    8.275      565     78.88        359        357     2
8.501 - 9.000                     301    37,286,730.44          6.23   38.33    8.771      550     77.32        360        358     2
9.001 - 9.500                     122    13,608,573.14          2.28   38.84    9.258      545     77.37        357        354     2
9.501 - 10.000                     90     9,612,230.92          1.61   38.94    9.779      544     75.93        356        353     2
10.001 - 10.500                    38     3,639,692.05          0.61   37.15   10.354      532     72.72        360        358     2
10.501 - 11.000                    16     1,795,145.31          0.30   40.50   10.698      531     69.79        360        358     2
11.001 - 11.500                     3       190,152.12          0.03   32.24   11.217      539     60.86        360        358     2
11.501 - 12.000                     2       118,470.14          0.02   33.57   11.739      539     59.98        360        358     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          3,729  $598,100,322.86        100.00%  38.94%   7.145%     597     77.81%       359        357     2


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation               [BANC OF AMERICA SECURITIES LOGO]
Asset-Backed Certificates, Series 2004-OPT4
TOTAL MORTGAGE LOANS
--------------------------------------------------------------------------------

Next Interest Adjustment Date - (Adjustable Loans Only)

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Next Rate Adjustment Date     Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
September 1, 2004                   2      $394,884.55          0.07%  42.51%   6.349%     605     54.56%       360        357     3
October 1, 2004                     2       454,108.27          0.08   42.12    6.432      586     66.46        360        358     2
January 1, 2006                     4       676,506.19          0.11   40.81    6.611      640     61.49        360        355     5
February 1, 2006                   75    14,359,403.04          2.40   39.65    7.248      624     73.92        359        355     4
March 1, 2006                   1,051   179,175,660.41         29.96   39.68    7.190      605     77.13        359        356     3
April 1, 2006                   2,373   365,917,794.47         61.18   38.62    7.153      591     78.47        359        357     2
April 2, 2006                       1        64,542.13          0.01   29.05    7.600      638     85.00        360        359     1
January 1, 2007                     1       127,830.75          0.02   18.61    6.475      746     47.27        180        175     5
February 1, 2007                    3       990,816.35          0.17   36.61    6.978      625     71.75        270        266     4
March 1, 2007                      60     9,927,906.20          1.66   38.48    6.828      604     74.08        360        357     3
April 1, 2007                     153    25,509,218.49          4.27   38.08    6.808      611     77.73        360        358     2
April 1, 2019                       4       501,652.01          0.08   39.15    7.266      676     93.06        360        358     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          3,729  $598,100,322.86        100.00%  38.94%   7.145%     597     77.81%       359        357     2


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation               [BANC OF AMERICA SECURITIES LOGO]
Asset-Backed Certificates, Series 2004-OPT4
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL

                         GROUP I MORTGAGE LOANS SUMMARY
                         ------------------------------

Summary                                                                                          Total       Minimum        Maximum
------------------------------------------------------------------------------------   ---------------    ----------    -----------
Cut-Off Date Aggregate Principal Balance                                               $682,042,703.10
Number of Loans                                                                                  4,692
Average Original Loan Balance                                                              $145,673.31    $50,000.00    $512,000.00
Average Current Loan Balance                                                               $145,362.89    $47,910.72    $511,190.78
(1) Weighted Average Combined Original LTV                                                       76.39%        12.82%        100.00%
(1) Weighted Average Gross Coupon                                                                7.120%        4.650%        11.800%
(1) (2) Weighted Average Gross Margin                                                            5.299%        2.700%         8.000%
(1) (2) Weighted Average Term to Next Rate Adjustment Date (months)                                 22             3            178
(1) Weighted Average Remaining Term to Maturity (months)                                           353           117            359
(1) (3) Weighted Average Credit Score                                                              609           500            813

----------
(1)   Weighted Average reflected in Total.

(2)   Adjustable Loans Only

(3)   99.62% of the Mortgage Loans have Credit Scores.

                                                        Percent of Cut-Off Date
                                  Range                    Principal Balance
                                  --------------------  -----------------------
Product Type                      Adjustable                              74.90%
                                  Fixed                                   25.10%
Fully Amortizing Mortgage Loans                                          100.00%
Lien                              First                                   99.95%
                                  Second                                   0.05%
Property Type                     SFR                                     73.77%
                                  2-4 Family                              14.47%
                                  PUD                                      6.62%
                                  Condominium                              4.14%
                                  Manufactured Housing                     1.00%

Occupancy Status                  Owner Occupied                          92.22%
                                  Non-Owner Occupied                       6.93%
                                  Second Home                              0.84%

Geographic Distribution           California                              15.47%
                                  New York                                14.24%
                                  Massachusetts                           10.66%
                                  Florida                                  7.35%
                                  Texas                                    5.53%

Number of States (including DC)                                              49
Largest Zip Code Concentration    02124 (MA)                               0.35%
Loans with Prepayment Penalties                                           72.73%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation               [BANC OF AMERICA SECURITIES LOGO]
Asset-Backed Certificates, Series 2004-OPT4
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

Range of Mortgage Coupons

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Mortgage Coupons              Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
4.501 - 5.000                      33    $6,299,144.66          0.92%  42.81%   4.870%     655     67.53%       360        358     2
5.001 - 5.500                     110    20,493,969.91          3.00   40.57    5.322      656     74.65        359        357     2
5.501 - 6.000                     502    92,258,053.18         13.53   39.49    5.853      649     72.36        354        352     2
6.001 - 6.500                     591    96,530,451.70         14.15   39.07    6.308      635     75.31        355        353     2
6.501 - 7.000                     858   134,654,425.25         19.74   38.49    6.800      615     77.02        356        354     2
7.001 - 7.500                     782   113,003,875.70         16.57   38.23    7.293      605     78.30        357        355     2
7.501 - 8.000                     716    93,891,080.93         13.77   38.87    7.791      585     78.15        356        354     2
8.001 - 8.500                     441    53,397,625.55          7.83   37.27    8.280      573     78.16        356        353     2
8.501 - 9.000                     356    41,063,027.84          6.02   37.86    8.778      558     77.46        356        353     2
9.001 - 9.500                     146    15,765,568.47          2.31   38.62    9.266      551     76.10        352        350     2
9.501 - 10.000                    100     9,953,482.65          1.46   38.26    9.773      546     74.96        353        350     2
10.001 - 10.500                    31     2,581,486.18          0.38   37.45   10.304      538     74.10        349        347     2
10.501 - 11.000                    17     1,580,281.65          0.23   39.88   10.708      541     69.03        360        358     2
11.001 - 11.500                     7       450,520.02          0.07   35.71   11.224      558     68.74        338        336     2
11.501 - 12.000                     2       119,709.41          0.02   35.84   11.739      560     77.92        360        358     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          4,692  $682,042,703.10        100.00%  38.68%   7.120%     609     76.39%       356        353     2


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation               [BANC OF AMERICA SECURITIES LOGO]
Asset-Backed Certificates, Series 2004-OPT4
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

Combined Original Loan-to-Value Ratio

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Combined Original LTV         Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
10.01 - 15.00                       1       $49,912.81          0.01%  29.30%   6.700%     565     12.82%       360        358     2
15.01 - 20.00                      14       966,868.09          0.14   38.03    7.059      595     16.97        340        337     2
20.01 - 25.00                      11       891,641.56          0.13   35.95    7.285      587     22.42        360        358     2
25.01 - 30.00                      29     3,233,211.81          0.47   38.73    6.962      600     28.00        346        344     3
30.01 - 35.00                      22     2,162,440.09          0.32   38.57    6.905      573     32.92        353        351     2
35.01 - 40.00                      56     6,616,988.27          0.97   36.18    6.801      606     38.10        331        329     3
40.01 - 45.00                      74     8,625,687.83          1.26   36.69    6.805      611     42.93        340        338     3
45.01 - 50.00                      89    11,561,381.12          1.70   38.65    7.013      600     47.95        348        346     3
50.01 - 55.00                     115    16,816,688.40          2.47   38.55    6.911      593     52.72        347        345     2
55.01 - 60.00                     186    28,511,092.14          4.18   38.19    6.875      596     57.88        355        352     2
60.01 - 65.00                     281    41,181,661.54          6.04   38.53    7.220      584     63.50        355        353     2
65.01 - 70.00                     374    56,984,801.26          8.36   38.00    6.949      597     68.72        354        352     2
70.01 - 75.00                     509    78,359,307.71         11.49   38.59    7.244      581     74.04        358        355     2
75.01 - 80.00                   1,657   236,788,669.17         34.72   38.98    7.062      608     79.68        357        355     2
80.01 - 85.00                     330    47,172,235.87          6.92   38.25    7.177      624     84.45        356        354     2
85.01 - 90.00                     607    95,185,197.53         13.96   38.87    7.252      634     89.72        357        355     2
90.01 - 95.00                     309    43,426,316.34          6.37   39.72    7.349      642     94.70        358        356     2
95.01 - 100.00                     28     3,508,601.56          0.51   37.29    7.608      688     99.78        357        354     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          4,692  $682,042,703.10        100.00%  38.68%   7.120%     609     76.39%       356        353     2


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation               [BANC OF AMERICA SECURITIES LOGO]
Asset-Backed Certificates, Series 2004-OPT4
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

Cut-Off Date Principal Balance

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Principal Balance             Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
less than 50,000.00                81    $4,034,394.19          0.59%  31.98%   8.087%     583     59.26%       338        336     2
50,000.01 - 75,000.00             720    45,751,311.06          6.71   34.86    7.937      600     74.58        347        345     2
75,000.01 - 100,000.00            756    66,189,017.17          9.70   36.37    7.592      602     76.60        352        350     2
100,000.01 - 125,000.00           691    77,478,018.93         11.36   38.08    7.375      605     77.00        354        352     2
125,000.01 - 150,000.00           613    84,335,796.43         12.37   37.90   710.000%    609     76.39        355        353     2
150,000.01 - 175,000.00           438    71,019,611.69         10.41   39.55    7.020      605     74.86        357        355     2
175,000.01 - 200,000.00           408    76,192,696.02         11.17   38.64    6.981      607     75.29        357        355     2
200,000.01 - 225,000.00           289    61,627,271.91          9.04   40.17    6.912      605     76.09        359        356     2
225,000.01 - 250,000.00           219    52,172,439.49          7.65   39.57    6.892      610     74.87        359        357     2
250,000.01 - 275,000.00           147    38,537,606.58          5.65   40.16    6.790      618     78.44        357        355     2
275,000.01 - 300,000.00           135    38,610,913.10          5.66   40.01    6.796      604     77.45        360        358     2
300,000.01 - 325,000.00           100    31,324,011.57          4.59   40.66    6.829      615     78.07        357        355     2
325,000.01 - 350,000.00            45    15,008,538.12          2.20   41.34    6.816      637     80.62        360        358     2
350,000.01 - 375,000.00            23     8,317,457.35          1.22   42.03    6.627      668     83.01        360        358     2
375,000.01 - 400,000.00            13     5,042,777.72          0.74   43.38    6.400      640     81.88        360        358     2
400,000.01 - 425,000.00             5     2,074,245.20          0.30   42.57    6.664      682     84.87        360        358     2
450,000.01 - 475,000.00             5     2,342,310.39          0.34   43.10    6.803      646     88.01        360        358     2
475,000.01 - 500,000.00             3     1,473,095.40          0.22   33.64    7.002      636     80.99        360        358     2
500,000.01 - 525,000.00             1       511,190.78          0.07   42.74    7.200      771     89.98        360        358     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          4,692  $682,042,703.10        100.00%  38.68%   7.120%     609     76.39%       356        353     2


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation               [BANC OF AMERICA SECURITIES LOGO]
Asset-Backed Certificates, Series 2004-OPT4
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

Original Term to Maturity

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Original Term to Maturity     Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
120                                 5      $289,940.40          0.04%  37.75%   7.418%     647     59.91%       120        117     3
180                               114    10,995,167.35          1.61   36.59    7.343      628     66.94        180        178     2
240                                57     6,872,129.15          1.01   38.33    6.883      639     68.34        240        238     2
360                             4,516   663,885,466.20         97.34   38.72    7.118      608     76.63        360        358     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          4,692  $682,042,703.10        100.00%  38.68%   7.120%     609     76.39%       356        353     2

Remaining Term to Maturity

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Remaining Term to Maturity    Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
116 - 120                           5      $289,940.40          0.04%  37.75%   7.418%     647     59.91%       120        117     3
171 - 175                           1       127,830.75          0.02   18.61    6.475      746     47.27        180        175     5
176 - 180                         113    10,867,336.60          1.59   36.80    7.353      627     67.17        180        178     2
231 - 235                           1        94,104.74          0.01   35.57    7.250      693    100.00        240        235     5
236 - 240                          56     6,778,024.41          0.99   38.36    6.878      639     67.90        240        238     2
351 - 355                           3       626,624.75          0.09   41.86    6.361      651     62.41        360        355     5
356 - 360                       4,513   663,258,841.45         97.25   38.72    7.119      608     76.65        360        358     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          4,692  $682,042,703.10        100.00%  38.68%   7.120%     609     76.39%       356        353     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
W.A.: 353.4 months
Lowest: 117 months
Highest: 359 months


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation               [BANC OF AMERICA SECURITIES LOGO]
Asset-Backed Certificates, Series 2004-OPT4
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

Credit Score

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Credit Score                  Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
801 - 850                           4      $668,489.53          0.10%  47.86%   6.261%     805     73.00%       360        358     2
751 - 800                          69    10,718,047.61          1.57   36.97    6.448      770     80.46        353        351     3
701 - 750                         268    42,724,746.77          6.26   37.96    6.615      720     81.39        355        352     3
651 - 700                         827   127,615,412.62         18.71   38.96    6.591      671     79.03        354        352     2
601 - 650                       1,270   188,953,585.41         27.70   38.32    6.712      625     77.29        355        353     2
551 - 600                       1,120   153,142,036.05         22.45   38.43    7.438      577     75.26        357        354     2
501 - 550                       1,086   151,874,435.82         22.27   39.38    7.909      528     72.60        358        355     2
451 - 500                          24     3,763,501.38          0.55   41.91    7.883      500     74.66        360        358     2
N/A                                24     2,582,447.91          0.38   36.84    7.982    N/A       73.05        360        358     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          4,692  $682,042,703.10        100.00%  38.68%   7.120%     609     76.39%       356        353     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
W.A.: 609
Lowest: 500
Highest: 813

Credit Grade

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Credit Grade                  Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
AA+                               337   $45,516,702.58          6.67%  37.50%   7.310%     693     84.78%       352        350     2
AA                              1,934   295,831,950.88         43.37   39.36    6.769      617     75.80        354        352     2
A                                 571    78,687,559.43         11.54   38.66    7.466      557     74.75        358        355     2
B                                 547    73,774,747.81         10.82   38.87    7.875      541     71.75        358        356     2
C                                 149    22,550,833.04          3.31   40.85    8.346      541     68.03        360        357     2
CC                                 76    10,912,806.81          1.60   38.80    9.274      555     60.31        360        358     2
NG                              1,078   154,768,102.55         22.69   37.32    6.867      640     80.42        357        355     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          4,692  $682,042,703.10        100.00%  38.68%   7.120%     609     76.39%       356        353     2


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation               [BANC OF AMERICA SECURITIES LOGO]
Asset-Backed Certificates, Series 2004-OPT4
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

Property Type

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Property Type                 Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Single Family                   3,649  $503,113,733.84         73.77%  38.40%   7.161%     602     75.88%       355        353     2
Multi Family - 2 Units            298    60,672,847.81          8.90   39.99    6.806      627     75.85        358        355     2
PUD                               280    45,119,803.46          6.62   39.56    7.135      609     80.55        360        357     2
Multi Family - 3 Units            117    27,836,121.63          4.08   39.23    6.938      649     77.39        357        354     2
Low Rise Condo                    212    27,287,790.93          4.00   38.15    7.183      617     78.54        358        356     2
Multi Family - 4 Units             54    10,214,331.65          1.50   40.00    7.094      669     76.04        360        357     3
MF Housing                         72     6,843,324.69          1.00   39.98    7.255      644     78.37        351        349     2
High Rise Condo                    10       954,749.09          0.14   39.32    7.477      611     79.92        360        358     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          4,692  $682,042,703.10        100.00%  38.68%   7.120%     609     76.39%       356        353     2

Occupancy Status

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Occupancy Status              Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Owner Occupied                  4,298  $629,011,331.72         92.22%  38.83%   7.098%     605     76.37%       356        353     2
Investor                          348    47,268,173.35          6.93      37    7.445      660     76.06        357        354     3
Second Home                        46     5,763,198.03          0.84   36.23    6.845      636     81.13        349        346     3
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          4,692  $682,042,703.10        100.00%  38.68%   7.120%     609     76.39%       356        353     2


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation               [BANC OF AMERICA SECURITIES LOGO]
Asset-Backed Certificates, Series 2004-OPT4
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

Documentation

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Documentation                 Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Full Documentation              3,097  $418,725,651.35         61.39%  39.29%   7.141%     606     77.53%       356        354     2
Stated Income Documentation     1,562   258,538,612.50         37.91   37.70    7.074      612     74.41        356        353     3
No Documentation                   22     3,366,251.62          0.49    0.00    7.706      716     85.28        357        354     3
Lite Documentation                 11     1,412,187.63          0.21   40.19    7.809      598     77.86        360        358     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          4,692  $682,042,703.10        100.00%  38.68%   7.120%     609     76.39%       356        353     2

Loan Purpose

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Loan Purpose                  Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
C/O Refi                        2,900  $431,165,285.56         63.22%  38.57%   7.097%     596     73.42%       354        352     2
Purchase                        1,283   179,058,714.60         26.25   38.52    7.111      642     82.98        359        357     2
R/T Refi                          509    71,818,702.94         10.53   39.77    7.278      603     77.74        355        352     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          4,692  $682,042,703.10        100.00%  38.68%   7.120%     609     76.39%       356        353     2


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation               [BANC OF AMERICA SECURITIES LOGO]
Asset-Backed Certificates, Series 2004-OPT4
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

Product Type

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Product Type                  Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
2/28 ARM                        3,235  $477,728,741.93         70.04%  38.77%   7.175%     596     77.79%       360        358     2
30 YR FIXED                     1,074   155,482,707.29         22.80   38.80    6.987      645     73.19        360        358     2
3/27 ARM                          199    29,323,372.15          4.30   37.45    6.911      604     76.21        360        358     2
15 YR FIXED                        88     8,514,077.79          1.25   36.98    7.309      638     65.35        180        178     2
20 YR FIXED                        57     6,872,129.15          1.01   38.33    6.883      639     68.34        240        238     2
2/13 ARM                           25     2,353,258.81          0.35   36.16    7.514      584     73.77        180        178     2
6 MONTH ARM                         4       848,992.82          0.12   42.30    6.393      595     60.93        360        358     2
15/15 ARM                           4       501,652.01          0.07   39.15    7.266      676     93.06        360        358     2
10 YR FIXED                         5       289,940.40          0.04   37.75    7.418      647     59.91        120        117     3
3/12 ARM                            1       127,830.75          0.02   18.61    6.475      746     47.27        180        175     5
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          4,692  $682,042,703.10        100.00%  38.68%   7.120%     609     76.39%       356        353     2

Amortization

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Amortization                  Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Fully Amortizing                4,692  $682,042,703.10        100.00%  38.68%   7.120%     609     76.39%       356        353     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          4,692  $682,042,703.10        100.00%  38.68%   7.120%     609     76.39%       356        353     2


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation               [BANC OF AMERICA SECURITIES LOGO]
Asset-Backed Certificates, Series 2004-OPT4
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

Lien Position

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Lien Position                 Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
1                               4,687  $681,689,437.65         99.95%  38.68%   7.119%     609     76.39%       356        353     2
2                                   5       353,265.45          0.05   38.69    8.561      664     66.85        277        275     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          4,692  $682,042,703.10        100.00%  38.68%   7.120%     609     76.39%       356        353     2

Prepayment Penalty Term

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Prepayment Penalty Term       Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
0                               1,267  $185,968,878.04         27.27%  38.88%   7.265%     601     76.49%       355        352     2
12                                278    53,587,986.52          7.86   38.87    6.700      639     72.17        350        348     2
24                              2,276   326,315,465.45         47.84   38.64    7.144      598     78.07        359        357     2
30                                  8     1,626,759.02          0.24   37.13    7.134      638     73.20        360        357     3
36                                863   114,543,614.07         16.79   38.42    7.012      637     73.45        350        348     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          4,692  $682,042,703.10        100.00%  38.68%   7.120%     609     76.39%       356        353     2


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation               [BANC OF AMERICA SECURITIES LOGO]
Asset-Backed Certificates, Series 2004-OPT4
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

Geographic Distribution

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Geographic Distribution       Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
California                        564  $105,483,693.75         15.47%  40.19%   6.788%     605     72.57%       357        355     2
New York                          447    97,101,674.96         14.24   39.48    6.804      616     72.64        354        352     2
Massachussetts                    369    72,672,574.76         10.66   38.98    6.666      621     72.91        357        355     2
Florida                           427    50,128,716.70          7.35   37.34    7.508      601     79.46        356        354     2
Texas                             358    37,718,874.61          5.53   38.34    7.555      595     78.52        348        346     2
Illinois                          212    28,035,638.22          4.11   38.65    7.493      591     78.07        355        353     2
New Jersey                        152    27,182,704.97          3.99   39.59    7.138      616     77.07        358        356     2
Pennsylvania                      165    20,057,938.62          2.94   36.65    7.128      619     79.82        355        352     2
Virginia                          146    19,996,327.61          2.93   38.58    7.482      597     79.31        358        356     2
Connecticut                       122    17,253,914.78          2.53   39.00    7.055      618     77.01        360        358     2
Michigan                          167    17,248,435.48          2.53   37.67    7.752      605     79.28        357        355     2
Ohio                              163    16,014,830.16          2.35   35.93    7.714      602     80.92        356        354     2
Maryland                           90    15,007,590.90          2.20   37.36    7.435      590     75.54        358        356     2
Georgia                           128    14,613,876.99          2.14   37.80    7.830      610     82.04        355        353     2
Rhode Island                       91    14,450,308.89          2.12   39.00    6.809      613     72.71        355        353     2
Colorado                           85    11,779,513.57          1.73   39.05    6.755      618     80.77        360        358     2
Minnesota                          72    10,307,978.03          1.51   40.15    7.044      596     79.46        358        356     2
New Hampshire                      66    10,173,388.68          1.49   38.07    6.707      615     73.98        358        355     2
North Carolina                     84     9,638,315.93          1.41   37.84    7.737      605     78.72        347        344     2
Arizona                            70     8,606,183.33          1.26   36.79    7.247      612     81.37        358        355     2
Wisconsin                          72     8,227,205.19          1.21   38.61    7.183      622     83.46        360        358     2
Washington                         54     7,674,393.97          1.13   40.88    7.170      603     76.62        360        358     2
Maine                              60     7,141,730.47          1.05   36.25    6.919      629     76.54        354        352     2
Missouri                           73     6,664,180.88          0.98   37.10    7.630      612     81.76        358        356     2
Indiana                            73     6,631,816.06          0.97   37.42    7.255      610     81.91        352        350     2
Nevada                             37     6,117,428.23          0.90   40.71    6.732      618     78.63        360        357     3
Tennessee                          49     4,902,344.80          0.72   35.33    7.571      601     82.49        345        343     2
Louisiana                          40     3,884,032.81          0.57   36.62    7.840      607     82.51        355        352     2
Oregon                             19     2,878,474.84          0.42   38.29    7.199      604     78.31        360        358     2
Kentucky                           32     2,706,705.96          0.40   36.36    7.654      606     81.19        360        358     2
Alabama                            30     2,532,212.50          0.37   38.47    7.709      614     85.75        338        336     2
Vermont                            21     2,512,328.78          0.37   37.45    7.326      604     75.57        360        358     2
Delaware                           16     2,253,902.28          0.33   33.89    7.118      592     78.17        347        345     2
South Carolina                     20     2,127,053.43          0.31   38.17    7.638      606     83.62        348        346     2
Iowa                               20     1,792,221.32          0.26   36.57    7.534      606     81.64        353        351     2
Kansas                             15     1,610,652.16          0.24   39.56    7.135      637     88.76        360        358     2
Idaho                              11     1,325,022.40          0.19   36.62    7.325      603     72.94        360        358     2
Oklahoma                           12     1,232,398.27          0.18   41.64    7.990      616     87.27        351        349     2
Wyoming                            12     1,066,238.80          0.16   37.42    6.600      635     79.89        360        358     2
Nebraska                           10     1,033,828.47          0.15   34.74    7.724      595     85.14        360        358     2
Hawaii                              4       770,223.48          0.11   39.99    7.864      563     56.51        360        358     2
Montana                             6       755,000.99          0.11   36.47    7.333      615     84.58        360        358     2
Alaska                              4       615,945.05          0.09   44.37    7.365      677     87.55        301        299     3
Mississippi                         8       615,221.02          0.09   35.58    9.118      576     83.02        331        329     2
Arkansas                            7       520,891.38          0.08   37.40    8.430      570     81.54        360        358     2
Utah                                4       513,811.38          0.08   40.42    7.489      606     85.02        360        358     2
South Dakota                        3       339,920.57          0.05   32.41    6.939      621     67.58        360        358     2
West Virginia                       1        69,704.97          0.01   27.54    8.490      577     70.00        360        358     2
North Dakota                        1        55,331.70          0.01   34.59   11.100      554     65.00        180        178     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          4,692  $682,042,703.10        100.00%  38.68%   7.120%     609     76.39%       356        353     2


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation               [BANC OF AMERICA SECURITIES LOGO]
Asset-Backed Certificates, Series 2004-OPT4
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

Range of Gross Margins - (Adjustable Loans Only)

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Gross Margin                  Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
2.501 - 3.000                      10    $2,375,361.93          0.46%  44.33%   5.052%     666     63.05%       360        358     2
3.001 - 3.500                      76    13,198,987.15          2.58   39.30    5.426      662     67.39        359        357     2
3.501 - 4.000                     227    41,187,692.80          8.06   39.16    5.910      640     74.12        359        357     2
4.001 - 4.500                     422    69,137,329.12         13.53   38.82    6.345      632     77.01        360        358     2
4.501 - 5.000                     587    90,690,418.45         17.75   38.34    6.777      619     79.48        359        357     2
5.001 - 5.500                     665    97,633,798.17         19.11   38.89    7.126      592     78.79        359        357     2
5.501 - 6.000                     527    75,055,838.47         14.69   38.90    7.533      572     78.83        359        357     2
6.001 - 6.500                     385    50,673,396.28          9.92   37.87    7.944      562     77.74        358        356     2
6.501 - 7.000                     305    39,421,016.85          7.72   38.18    8.300      554     78.60        359        357     2
7.001 - 7.500                     138    17,548,777.84          3.43   38.71    8.926      552     77.12        357        355     2
7.501 - 8.000                     126    13,961,231.41          2.73   38.98    9.307      545     75.25        359        357     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          3,468  $510,883,848.47        100.00%  38.68%   7.160%     597     77.66%       359        357     2


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation               [BANC OF AMERICA SECURITIES LOGO]
Asset-Backed Certificates, Series 2004-OPT4
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

Initial Periodic Rate Cap - (Adjustable Loans Only)

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Initial Cap                   Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
1.000                               4      $848,992.82          0.17%  42.30%   6.393%     595     60.93%       360        358     2
2.000                               1       259,293.71          0.05   45.76    7.990      518     80.00        360        356     4
3.000                           3,463   509,775,561.94         99.78   38.67    7.161      597     77.69        359        357     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          3,468  $510,883,848.47        100.00%  38.68%   7.160%     597     77.66%       359        357     2

Periodic Rate Cap - (Adjustable Loans Only)

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Periodic Cap                  Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
1.000                           3,456  $508,534,931.60         99.54%  38.69%   7.158%     597     77.70%       359        357     2
1.500                              12     2,348,916.87          0.46   36.02    7.609      579     68.21        360        356     4
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          3,468  $510,883,848.47        100.00%  38.68%   7.160%     597     77.66%       359        357     2


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation               [BANC OF AMERICA SECURITIES LOGO]
Asset-Backed Certificates, Series 2004-OPT4
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

Range of Maximum Interest Rates - (Adjustable Loans Only)

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Maximum Rate                  Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
10.501 - 11.000                    32    $5,930,486.42          1.16%  42.12%   4.862%     652     67.18%       360        358     2
11.001 - 11.500                    96    18,061,212.46          3.54   40.65    5.310      651     75.48        360        358     2
11.501 - 12.000                   297    55,309,597.09         10.83   39.90    5.838      635     75.56        359        357     2
12.001 - 12.500                   409    67,478,197.41         13.21   38.69    6.300      626     77.86        359        357     2
12.501 - 13.000                   634   100,167,846.61         19.61   38.69    6.798      606     78.91        359        357     2
13.001 - 13.500                   617    91,330,772.11         17.88   38.35    7.294      594     78.33        359        357     2
13.501 - 14.000                   542    73,571,525.85         14.40   38.83    7.789      571     78.36        359        357     2
14.001 - 14.500                   339    41,612,390.86          8.15   37.04    8.272      564     78.41        359        357     2
14.501 - 15.000                   286    34,027,318.06          6.66   37.81    8.736      551     77.05        360        358     2
15.001 - 15.500                   113    12,694,155.76          2.48   38.09    9.250      547     77.20        357        354     2
15.501 - 16.000                    73     7,840,298.24          1.53   38.81    9.707      542     75.01        356        354     2
16.001 - 16.500                    19     1,803,879.91          0.35   37.02   10.323      534     73.49        360        358     2
16.501 - 17.000                     8       881,659.80          0.17   40.82   10.649      530     67.99        360        358     2
17.001 - 17.500                     2       126,195.54          0.02   32.41   11.200      519     67.32        360        358     2
17.501 - 18.000                     1        48,312.35          0.01   45.35   11.650      528     52.69        360        357     3
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          3,468  $510,883,848.47        100.00%  38.68%   7.160%     597     77.66%       359        357     2


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation               [BANC OF AMERICA SECURITIES LOGO]
Asset-Backed Certificates, Series 2004-OPT4
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

Range of Minimum Interest Rates- (Adjustable Loans Only)

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Minimum Rate                  Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
4.501 - 5.000                      34    $6,389,448.27          1.25%  41.67%   5.060%     648     68.10%       360        358     2
5.001 - 5.500                      97    18,359,390.60          3.59   40.68    5.323      651     75.55        360        358     2
5.501 - 6.000                     297    55,309,597.09         10.83   39.90    5.838      635     75.56        359        357     2
6.001 - 6.500                     409    67,475,265.88         13.21   38.72    6.298      626     77.86        359        357     2
6.501 - 7.000                     635   100,521,582.64         19.68   38.64    6.798      605     78.81        359        357     2
7.001 - 7.500                     614    90,614,238.52         17.74   38.34    7.294      593     78.31        359        357     2
7.501 - 8.000                     545    73,920,301.02         14.47   38.82    7.792      571     78.45        359        357     2
8.001 - 8.500                     342    42,197,710.80          8.26   36.99    8.274      565     78.41        359        357     2
8.501 - 9.000                     283    33,335,261.99          6.53   38.01    8.773      549     76.97        360        358     2
9.001 - 9.500                     112    12,530,122.80          2.45   38.15    9.260      547     77.30        356        354     2
9.501 - 10.000                     70     7,370,881.26          1.44   38.66    9.771      542     75.44        356        354     2
10.001 - 10.500                    19     1,803,879.91          0.35   37.02   10.323      534     73.49        360        358     2
10.501 - 11.000                     8       881,659.80          0.17   40.82   10.649      530     67.99        360        358     2
11.001 - 11.500                     2       126,195.54          0.02   32.41   11.200      519     67.32        360        358     2
11.501 - 12.000                     1        48,312.35          0.01   45.35   11.650      528     52.69        360        357     3
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          3,468  $510,883,848.47        100.00%  38.68%   7.160%     597     77.66%       359        357     2


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation               [BANC OF AMERICA SECURITIES LOGO]
Asset-Backed Certificates, Series 2004-OPT4
GROUP 1 MORTGAGE LOANS
--------------------------------------------------------------------------------

Next Interest Adjustment Date - (Adjustable Loans Only)

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Next Rate Adjustment Date     Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
September 1, 2004                   2      $394,884.55          0.08%  42.51%   6.349%     605     54.56%       360        357     3
October 1, 2004                     2       454,108.27          0.09   42.12    6.432      586     66.46        360        358     2
January 1, 2006                     3       626,624.75          0.12   41.86    6.361      651     62.41        360        355     5
February 1, 2006                   66    11,117,145.91          2.18   39.29    7.176      628     73.30        359        355     4
March 1, 2006                     975   151,727,471.40         29.70   39.43    7.205      604     76.56        359        356     3
April 1, 2006                   2,215   316,546,216.55         61.96   38.41    7.165      591     78.54        359        357     2
April 2, 2006                       1        64,542.13          0.01   29.05    7.600      638     85.00        360        359     1
January 1, 2007                     1       127,830.75          0.03   18.61    6.475      746     47.27        180        175     5
February 1, 2007                    2       497,515.43          0.10   39.97    7.552      588     56.68        360        356     4
March 1, 2007                      56     7,926,810.77          1.55   36.69    6.932      610     77.06        360        357     3
April 1, 2007                     141    20,899,045.95          4.09   37.67    6.887      602     76.36        360        358     2
April 1, 2019                       4       501,652.01          0.10   39.15    7.266      676     93.06        360        358     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          3,468  $510,883,848.47        100.00%  38.68%   7.160%     597     77.66%       359        357     2


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation               [BANC OF AMERICA SECURITIES LOGO]
Asset-Backed Certificates, Series 2004-OPT4
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

                          DESCRIPTION OF THE COLLATERAL

                         GROUP II MORTGAGE LOANS SUMMARY
                         -------------------------------

Summary                                                                                          Total       Minimum        Maximum
------------------------------------------------------------------------------------   ---------------    ----------    -----------
Cut-Off Date Aggregate Principal Balance                                               $118,687,134.39
Number of Loans                                                                                    341
Average Original Loan Balance                                                              $348,846.21    $50,000.00    $750,000.00
Average Current Loan Balance                                                               $348,056.11    $49,881.44    $748,545.36
(1) Weighted Average Combined Original LTV                                                       77.94%        29.00%        100.00%
(1) Weighted Average Gross Coupon                                                                6.960%        4.500%        13.250%
(1) (2) Weighted Average Gross Margin                                                            5.225%        3.000%         9.800%
(1) (2) Weighted Average Term to Next Rate Adjustment Date (months)                                 23            19             34
(1) Weighted Average Remaining Term to Maturity (months)                                           352           176            359
(1) (3) Weighted Average Credit Score                                                              618           500            790

----------
(1)   Weighted Average reflected in Total.

(2)   Adjustable Loans Only

(3)   99.43% of the Mortgage Loans have Credit Scores.

                                                        Percent of Cut-Off Date
                                  Range                    Principal Balance
                                  --------------------  -----------------------
Product Type                      Adjustable                              73.48%
                                  Fixed                                   26.52%
Fully Amortizing Mortgage Loans                                          100.00%

Lien                              First                                   99.34%
                                  Second                                   0.66%

Property Type                     SFR                                     80.83%
                                  PUD                                      7.93%
                                  2-4 Family                               6.27%
                                  Condominium                              4.66%
                                  Manufactured Housing                     0.31%

Occupancy Status                  Owner Occupied                          96.37%
                                  Non-Owner Occupied                       2.16%
                                  Second Home                              1.47%

Geographic Distribution           California                              33.26%
                                  New York                                24.43%
                                  Massachusetts                           10.18%
                                  Florida                                  4.97%
                                  Pennsylvania                             2.78%

Number of States (including DC)                                              32
Largest Zip Code Concentration    11357 (NY)                               1.39%
Loans with Prepayment Penalties                                           76.52%


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation               [BANC OF AMERICA SECURITIES LOGO]
Asset-Backed Certificates, Series 2004-OPT4
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

Range of Mortgage Coupons

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Mortgage Coupons              Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
4.001 - 4.500                       1      $390,466.98          0.33%  22.04%   4.500%     702     59.32%       360        358     2
4.501 - 5.000                       3     1,477,320.19          1.24   48.58    4.866      645     52.75        360        358     2
5.001 - 5.500                       9     4,032,483.74          3.40   36.02    5.406      663     71.82        360        358     2
5.501 - 6.000                      57    23,705,057.49         19.97   39.73    5.875      665     75.95        353        351     2
6.001 - 6.500                      34    15,431,799.62         13.00   41.44    6.325      634     76.56        350        347     2
6.501 - 7.000                      73    30,801,150.54         25.95   40.36    6.798      624     80.01        355        352     2
7.001 - 7.500                      37    16,350,216.55         13.78   42.67    7.309      589     79.70        356        354     2
7.501 - 8.000                      26    11,059,637.82          9.32   40.31    7.748      573     80.16        360        358     2
8.001 - 8.500                      12     3,263,777.27          2.75   43.58    8.283      579     84.75        360        358     2
8.501 - 9.000                      20     4,693,583.83          3.95   41.52    8.734      582     82.47        360        357     3
9.001 - 9.500                      11     1,147,663.97          0.97   46.07    9.240      531     79.57        360        358     2
9.501 - 10.000                     21     2,576,880.55          2.17   41.06    9.804      550     77.74        355        352     2
10.001 - 10.500                    21     2,290,099.45          1.93   39.23   10.369      541     71.28        332        330     3
10.501 - 11.000                    11     1,119,112.31          0.94   40.28   10.738      543     74.55        351        349     2
11.001 - 11.500                     1        63,956.58          0.05   31.90   11.250      562     48.12        360        358     2
11.501 - 12.000                     2       123,024.91          0.10   35.89   11.736      548     52.68        360        358     2
12.001 - 12.500                     1        59,968.78          0.05   43.48   12.450      519     71.00        360        358     2
13.001 - 13.500                     1       100,933.81          0.09   47.33   13.250      586     73.01        360        357     3
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                            341  $118,687,134.39        100.00%  40.76%   6.960%     618     77.94%       355        352     2


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation               [BANC OF AMERICA SECURITIES LOGO]
Asset-Backed Certificates, Series 2004-OPT4
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

Combined Original Loan-to-Value Ratio

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Combined Original LTV         Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
25.01 - 30.00                       1      $375,910.86          0.32%  32.29%   6.200%     659     29.00%       360        357     3
30.01 - 35.00                       1        59,874.11          0.05   29.56    9.250      520     32.79        360        356     4
35.01 - 40.00                       4     1,279,217.83          1.08   47.99    7.467      603     37.73        308        306     2
40.01 - 45.00                       4     1,940,206.66          1.63   42.91    6.280      605     43.14        360        358     2
45.01 - 50.00                       5     1,082,614.89          0.91   37.48    7.624      554     48.21        304        302     2
50.01 - 55.00                       5     2,541,636.29          2.14   41.51    6.480      593     52.62        360        357     3
55.01 - 60.00                      13     3,745,132.87          3.16   38.29    6.709      606     58.99        360        358     2
60.01 - 65.00                      27     7,864,985.03          6.63   37.68    6.714      623     63.57        360        358     2
65.01 - 70.00                      14     6,101,029.86          5.14   39.13    7.100      573     68.47        350        347     2
70.01 - 75.00                      44    15,903,857.60         13.40   40.73    7.043      590     74.15        349        346     2
75.01 - 80.00                      91    35,434,516.37         29.86   41.30    6.855      614     79.61        356        353     2
80.01 - 85.00                      31    10,895,386.12          9.18   41.07    6.751      641     83.88        359        356     2
85.01 - 90.00                      73    22,859,493.07         19.26   41.01    7.016      639     89.46        356        354     2
90.01 - 95.00                      21     6,655,048.10          5.61   42.14    7.629      640     94.14        360        358     2
95.01 - 100.00                      7     1,948,224.73          1.64   40.39    8.165      699     99.97        360        358     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                            341  $118,687,134.39        100.00%  40.76%   6.960%     618     77.94%       355        352     2


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation               [BANC OF AMERICA SECURITIES LOGO]
Asset-Backed Certificates, Series 2004-OPT4
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

Cut-Off Date Principal Balance

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Principal Balance             Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
less than 50,000.00                 3      $149,749.45          0.13%  38.47%   9.316%     536     56.56%       360        357     3
50,000.01 - 75,000.00              32     2,003,772.97          1.69   36.04    9.988      554     79.69        348        346     2
75,000.01 - 100,000.00             26     2,214,672.45          1.87   40.34    9.436      558     81.05        360        358     2
100,000.01 - 125,000.00            10     1,114,292.15          0.94   43.44    9.459      559     80.17        360        358     2
125,000.01 - 150,000.00             8     1,054,380.91          0.89   38.85    9.523      536     81.44        360        358     2
150,000.01 - 175,000.00             2       318,706.77          0.27   47.49    9.874      524     73.86        360        358     2
175,000.01 - 200,000.00             4       727,457.33          0.61   39.02   10.496      519     59.55        360        357     3
200,000.01 - 225,000.00             1       222,934.13          0.19   50.42    8.600      547     90.00        360        358     2
225,000.01 - 250,000.00             1       225,021.75          0.19   39.66    6.690      664     80.00        360        358     2
275,000.01 - 300,000.00             1       297,166.93          0.25   48.92    8.900      538     85.00        360        358     2
325,000.01 - 350,000.00            36    12,310,138.59         10.37   39.26    7.015      607     79.17        350        348     2
350,000.01 - 375,000.00            42    15,243,905.90         12.84   40.87    6.815      622     77.10        351        349     2
375,000.01 - 400,000.00            36    13,966,567.19         11.77   40.34    6.923      623     78.50        360        358     2
400,000.01 - 425,000.00            22     9,065,952.67          7.64   40.87    6.592      631     81.49        360        358     2
425,000.01 - 450,000.00            25    10,941,562.03          9.22   36.81    6.519      656     76.57        353        350     3
450,000.01 - 475,000.00            17     7,890,462.33          6.65   39.73    6.683      613     75.84        350        347     2
475,000.01 - 500,000.00            32    15,675,893.65         13.21   43.77    6.831      624     77.77        354        352     2
500,000.01 - 525,000.00             5     2,593,536.23          2.19   41.99    6.621      628     87.47        360        358     2
525,000.01 - 550,000.00            11     5,949,432.03          5.01   40.51    6.433      616     79.47        344        341     2
550,000.01 - 575,000.00             6     3,388,715.38          2.86   41.35    6.357      675     70.99        360        358     2
575,000.01 - 600,000.00             9     5,359,825.05          4.52   40.32    6.978      584     77.35        360        357     3
600,000.01 - 625,000.00             2     1,217,424.51          1.03   44.26    6.850      623     77.44        360        358     2
625,000.01 - 650,000.00             4     2,550,031.37          2.15   38.22    6.780      637     82.49        360        358     2
650,000.01 - 675,000.00             3     2,022,536.63          1.70   47.68    7.030      623     70.35        360        358     2
675,000.01 - 700,000.00             1       688,454.98          0.58   51.61    6.950      529     80.00        360        358     2
725,000.01 - 750,000.00             2     1,494,541.01          1.26   46.52    6.370      581     66.76        360        358     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                            341  $118,687,134.39        100.00%  40.76%   6.960%     618     77.94%       355        352     2


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation               [BANC OF AMERICA SECURITIES LOGO]
Asset-Backed Certificates, Series 2004-OPT4
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

Original Term to Maturity

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Original Term to Maturity     Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
180                                10    $3,466,118.02          2.92%  36.90%   6.995%     651     70.45%       180        177     3
360                               331   115,221,016.37         97.08   40.88    6.959      617     78.16        360        358     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                            341  $118,687,134.39        100.00%  40.76%   6.960%     618     77.94%       355        352     2

Remaining Term to Maturity

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Remaining Term to Maturity    Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
176 - 180                          10    $3,466,118.02          2.92%  36.90%   6.995%     651     70.45%       180        177     3
351 - 355                           1        49,881.44          0.04   27.63    9.750      503     50.00        360        355     5
356 - 360                         330   115,171,134.93         97.04   40.89    6.958      617     78.17        360        358     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                            341  $118,687,134.39        100.00%  40.76%   6.960%     618     77.94%       355        352     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
W.A.: 352.3 months
Lowest: 176 months
Highest: 359 months


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation               [BANC OF AMERICA SECURITIES LOGO]
Asset-Backed Certificates, Series 2004-OPT4
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

Credit Score

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Credit Score                  Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
751 - 800                           6    $2,575,571.09          2.17%  44.63%   6.256%     778     87.34%       328        325     3
701 - 750                          24    10,176,367.71          8.57   37.72    6.173      726     78.21        360        358     2
651 - 700                          61    24,421,946.81         20.58   40.06    6.421      673     81.69        353        351     3
601 - 650                          79    32,509,017.65         27.39   40.55    6.671      628     78.39        353        351     2
551 - 600                          78    26,153,958.97         22.04   41.87    7.303      576     76.52        355        352     2
501 - 550                          89    21,221,231.87         17.88   41.73    8.004      525     74.27        359        357     2
451 - 500                           2       948,128.69          0.80   40.09    7.418      500     56.91        360        357     3
N/A                                 2       680,911.60          0.57   33.46    8.226    N/A       80.00        360        357     3
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                            341  $118,687,134.39        100.00%  40.76%   6.960%     618     77.94%       355        352     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
W.A.: 618
Lowest: 500
Highest: 790

Credit Grade

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Credit Grade                  Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
AA+                                11    $5,095,683.89          4.29%  41.33%   7.293%     708     85.54%       360        358     2
AA                                153    60,033,331.86         50.58   41.55    6.607      633     78.43        352        350     2
A                                  50    16,443,907.17         13.85   38.95    7.205      552     72.85        359        356     2
B                                  26     8,328,706.98          7.02   42.36    8.069      542     76.98        360        357     3
C                                  19     3,025,197.89          2.55   42.22    8.827      538     70.75        360        358     2
CC                                 17     2,185,018.40          1.84   39.85   10.425      533     57.51        360        358     2
NG                                 65    23,575,288.20         19.86   39.26    6.665      648     81.75        354        352     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                            341  $118,687,134.39        100.00%  40.76%   6.960%     618     77.94%       355        352     2


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation               [BANC OF AMERICA SECURITIES LOGO]
Asset-Backed Certificates, Series 2004-OPT4
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

Property Type

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Property Type                 Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Single Family                     283   $95,932,926.23         80.83%  40.65%   6.966%     614     77.56%       355        353     2
PUD                                22     9,412,853.46          7.93   41.26    7.171      617     79.96        360        357     3
Multi Family - 2 Units             18     7,343,024.97          6.19   41.22    6.645      677     80.69        349        346     3
Low Rise Condo                     14     4,827,856.23          4.07   42.14    6.912      598     77.03        340        338     2
High Rise Condo                     2       701,524.70          0.59   28.05    6.595      714     78.64        360        358     2
MF Housing                          1       369,114.63          0.31   50.96    6.775      659     85.00        360        358     2
Multi Family - 3 Units              1        99,834.17          0.08   55.52   10.500      616     63.54        360        358     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                            341  $118,687,134.39        100.00%  40.76%   6.960%     618     77.94%       355        352     2

Occupancy Status

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Occupancy Status              Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Owner Occupied                    328  $114,377,317.45         96.37%  40.68%   6.954%     618     78.40%       355        353     2
Investor                            9     2,564,438.34          2.16   42.22    8.156      591     66.30        335        333     2
Second Home                         4     1,745,378.60          1.47   43.78    5.615      636     64.47        360        357     3
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                            341  $118,687,134.39        100.00%  40.76%   6.960%     618     77.94%       355        352     2


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation               [BANC OF AMERICA SECURITIES LOGO]
Asset-Backed Certificates, Series 2004-OPT4
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

Documentation

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Documentation                 Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Stated Income Documentation       160   $66,673,989.91         56.18%  40.07%   6.818%     623     76.64%       352        349     3
Full Documentation                179    51,201,607.56         43.14   41.68    7.152      610     79.59        359        356     2
No Documentation                    1       430,568.30          0.36    0.00    6.990      736     80.00        360        356     4
Lite Documentation                  1       380,968.62          0.32   39.48    5.990      649     80.00        360        358     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                            341  $118,687,134.39        100.00%  40.76%   6.960%     618     77.94%       355        352     2

Loan Purpose

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
No Documentation              Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
C/O Refi                          209   $71,419,888.70         60.17%  41.25%   7.051%     597     74.87%       352        350     2
Purchase                           85    31,517,984.59         26.56   39.57    6.823      659     83.93        357        355     2
R/T Refi                           47    15,749,261.10         13.27   40.93    6.824      629     79.85        360        358     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                            341  $118,687,134.39        100.00%  40.76%   6.960%     618     77.94%       355        352     2


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation               [BANC OF AMERICA SECURITIES LOGO]
Asset-Backed Certificates, Series 2004-OPT4
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

Product Type

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Product Type                  Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
2/28 ARM                          243   $80,037,479.69         67.44%  40.38%   7.108%     598     78.73%       360        358     2
30 YR FIXED                        72    28,572,268.71         24.07   42.13    6.665      666     76.75        360        358     2
3/27 ARM                           16     6,611,267.97          5.57   41.64    6.440      629     77.38        360        358     2
15 YR FIXED                         8     2,898,391.29          2.44   37.98    7.028      652     67.27        180        177     3
3/12 ARM                            1       493,300.92          0.42   33.23    6.400      663     86.96        180        176     4
2/13 ARM                            1        74,425.81          0.06   19.11    9.650      519     85.00        180        178     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                            341  $118,687,134.39        100.00%  40.76%   6.960%     618     77.94%       355        352     2

Amortization

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Amortization                  Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Fully Amortizing                  341  $118,687,134.39        100.00%  40.76%   6.960%     618     77.94%       355        352     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                            341  $118,687,134.39        100.00%  40.76%   6.960%     618     77.94%       355        352     2


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation               [BANC OF AMERICA SECURITIES LOGO]
Asset-Backed Certificates, Series 2004-OPT4
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

Lien Position

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Lien Position                 Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
1                                 330  $117,901,086.39         99.34%  40.74%   6.937%     618     77.94%       355        352     2
2                                  11       786,048.00          0.66   43.68   10.493      605     78.02        347        345     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                            341  $118,687,134.39        100.00%  40.76%   6.960%     618     77.94%       355        352     2

Prepayment Penalty Term

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Prepayment Penalty Term       Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
0                                  83   $27,871,861.02         23.48%  40.26%   7.010%     624     78.58%       357        354     2
12                                 34    15,077,991.32         12.70   41.70    6.766      654     73.36        340        337     2
24                                178    58,054,117.16         48.91   40.58    7.123      592     78.85        360        357     2
30                                  2       876,752.49          0.74   45.87    7.196      605     77.38        360        357     3
36                                 44    16,806,412.40         14.16   41.16    6.480      665     77.83        347        345     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                            341  $118,687,134.39        100.00%  40.76%   6.960%     618     77.94%       355        352     2


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation               [BANC OF AMERICA SECURITIES LOGO]
Asset-Backed Certificates, Series 2004-OPT4
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

Geographic Distribution

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Geographic Distribution       Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
California                         92   $39,471,137.28         33.26%  42.27%   6.791%     620     80.30%       358        356     3
New York                           70    29,000,333.08         24.43   40.10    6.712      648     77.29        346        344     2
Massachussetts                     30    12,087,694.11         10.18   38.27    6.434      616     77.06        354        351     2
Florida                            24     5,897,935.52          4.97   37.63    7.415      602     82.85        356        354     2
Pennsylvania                        9     3,305,417.90          2.78   41.13    6.986      586     68.80        340        338     2
New Jersey                          7     3,169,799.42          2.67   41.19    7.300      578     78.85        360        357     3
Connecticut                         7     2,554,296.25          2.15   39.30    7.084      588     53.74        360        358     2
Virginia                            8     2,431,713.48          2.05   37.80    7.486      642     86.94        360        358     2
Maryland                            7     2,346,999.10          1.98   40.26    7.808      592     81.99        360        358     2
Illinois                            9     2,261,980.27          1.91   43.32    7.540      601     81.94        360        358     2
Texas                               6     2,124,742.61          1.79   47.39    6.982      600     80.49        360        357     3
Colorado                            6     1,827,482.86          1.54   45.09    7.062      582     80.94        360        358     2
Washington                          5     1,327,761.76          1.12   44.54    8.104      552     77.38        360        357     3
Michigan                            8     1,227,909.44          1.03   40.52    8.671      555     70.71        360        358     2
Missouri                            3     1,094,452.97          0.92   30.87    8.656      569     73.83        360        358     2
North Carolina                      4     1,061,292.98          0.89   44.96    7.533      595     77.84        360        357     3
Georgia                             6     1,012,343.94          0.85   39.82    7.835      650     62.84        360        358     2
Arizona                             2       750,038.68          0.63   32.32    7.107      608     79.07        360        358     2
Ohio                                9       703,181.61          0.59   38.21   10.129      549     81.14        360        358     2
Louisiana                           3       676,670.69          0.57   43.92    7.503      574     65.38        360        357     3
Rhode Island                        1       674,345.69          0.57   55.43    4.990      599     42.30        360        357     3
Minnesota                           3       591,615.67          0.50   31.56    7.360      594     68.79        360        357     3
New Hampshire                       1       574,866.68          0.48   43.62    6.075      729     80.00        360        358     2
South Carolina                      2       562,582.08          0.47   39.82    6.227      567     78.24        360        358     2
Nevada                              4       534,681.63          0.45   36.97    9.588      520     73.95        360        357     3
Wisconsin                           1       395,380.29          0.33   35.59    7.250      633     90.00        360        358     2
Indiana                             4       299,132.10          0.25   40.01    8.666      568     85.15        360        358     2
Alabama                             3       219,516.40          0.18   43.77   10.464      542     75.83        360        358     2
Iowa                                2       166,907.82          0.14   30.49    6.725      668     76.98        360        358     2
Tennessee                           2       157,194.23          0.13   38.66    9.351      507     86.71        360        357     3
Kentucky                            2       124,228.55          0.10   36.99    9.553      542     92.86        360        358     2
Mississippi                         1        53,499.30          0.05   40.66    9.700      561     85.00        360        358     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                            341  $118,687,134.39        100.00%  40.76%   6.960%     618     77.94%       355        352     2


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation               [BANC OF AMERICA SECURITIES LOGO]
Asset-Backed Certificates, Series 2004-OPT4
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

Range of Gross Margins - (Adjustable Loans Only)

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Gross Margin                  Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
2.501 - 3.000                       1      $390,466.98          0.45%  22.04%   4.500%     702     59.32%       360        358     2
3.001 - 3.500                       4     1,467,283.41          1.68   43.89    5.366      665     71.31        360        358     2
3.501 - 4.000                      28    12,266,798.79         14.06   40.37    5.835      643     71.63        360        358     2
4.001 - 4.500                      32    14,401,278.83         16.51   40.15    6.323      627     78.09        360        358     2
4.501 - 5.000                      47    19,279,933.14         22.11   40.26    6.815      617     82.61        355        353     2
5.001 - 5.500                      37    15,929,866.96         18.26   39.24    7.089      576     77.56        360        358     2
5.501 - 6.000                      14     5,352,395.48          6.14   42.01    7.429      556     79.66        360        358     2
6.001 - 6.500                      12     4,738,296.40          5.43   44.84    7.987      573     83.98        360        358     2
6.501 - 7.000                       9     3,872,357.20          4.44   40.78    7.702      582     86.50        360        357     3
7.001 - 7.500                       3     1,259,044.03          1.44   41.09    8.646      620     86.66        360        357     3
7.501 - 8.000                       2       715,420.01          0.82   51.11    9.477      543     57.39        360        357     3
8.001 - 8.500                      41     4,096,750.21          4.70   40.78    9.567      537     79.81        357        355     2
8.501 - 9.000                      20     2,547,403.37          2.92   35.60    9.838      535     79.22        360        358     2
9.001 - 9.500                       7       561,435.80          0.64   39.24   10.211      535      70.8        360        357     3
9.501 - 10.000                      4       337,743.78          0.39   40.95   10.782      533     73.65        360        358     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                            261   $87,216,474.39        100.00%  40.41%   7.055%     601     78.68%       359        356     2


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation               [BANC OF AMERICA SECURITIES LOGO]
Asset-Backed Certificates, Series 2004-OPT4
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

Initial Periodic Rate Cap - (Adjustable Loans Only)

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Initial Cap                   Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
2.000                               1      $399,307.79          0.46%  29.05%   8.990%     521     69.57%       360        357     3
3.000                             260    86,817,166.60         99.54   40.47    7.046      601     78.72        359        356     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                            261   $87,216,474.39        100.00%  40.41%   7.055%     601     78.68%       359        356     2

Periodic Rate Cap - (Adjustable Loans Only)

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Periodic Cap                  Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
1.000                             257   $86,832,915.96         99.56%  40.42%   7.041%     601     78.77%       359        356     2
1.500                               4       383,558.43          0.44   38.45   10.176      521     58.01        360        356     4
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                            261   $87,216,474.39        100.00%  40.41%   7.055%     601     78.68%       359        356     2


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation               [BANC OF AMERICA SECURITIES LOGO]
Asset-Backed Certificates, Series 2004-OPT4
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

Range of Maximum Interest Rates - (Adjustable Loans Only)

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Maximum Rate                  Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
10.001 - 10.500                     1      $390,466.98          0.45%  22.04%   4.500%     702     59.32%       360        358     2
10.501 - 11.000                     2     1,028,434.16          1.18   49.78    4.873      613     48.11        360        357     3
11.001 - 11.500                     7     3,069,007.56          3.52   36.95    5.377      649     71.40        360        358     2
11.501 - 12.000                    35    14,311,475.19         16.41   38.74    5.862      647     77.75        360        358     2
12.001 - 12.500                    25    11,322,619.74         12.98   41.59    6.333      618     78.22        352        350     2
12.501 - 13.000                    55    22,688,000.82         26.01   39.70    6.837      614     81.43        360        358     2
13.001 - 13.500                    27    12,055,353.58         13.82   42.81    7.312      566     79.40        360        358     2
13.501 - 14.000                    22     9,062,342.90         10.39   39.91    7.750      567     79.44        360        358     2
14.001 - 14.500                    10     3,134,092.99          3.59   43.75    8.284      577     85.19        360        358     2
14.501 - 15.000                    18     3,951,468.45          4.53   40.96    8.758      560     80.25        360        357     3
15.001 - 15.500                     9     1,018,576.23          1.17   47.93    9.239      523     80.93        360        358     2
15.501 - 16.000                    19     2,191,468.22          2.51   40.13    9.806      549     78.17        354        352     2
16.001 - 16.500                    19     1,710,754.38          1.96   35.74   10.366      529     71.33        360        358     2
16.501 - 17.000                     8       874,495.94          1.00   40.67   10.663      533     70.97        360        358     2
17.001 - 17.500                     2       248,888.45          0.29   44.69   10.470      543     60.66        360        357     3
17.501 - 18.000                     2       159,028.80          0.18   27.07   11.347      521     64.98        360        357     3
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                            261   $87,216,474.39        100.00%  40.41%   7.055%     601     78.68%       359        356     2


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation               [BANC OF AMERICA SECURITIES LOGO]
Asset-Backed Certificates, Series 2004-OPT4
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

Range of Minimum Interest Rates- (Adjustable Loans Only)

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Minimum Rate                  Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
4.001 - 4.500                       1      $390,466.98          0.45%  22.04%   4.500%     702     59.32%       360        358     2
4.501 - 5.000                       2     1,028,434.16          1.18   49.78    4.873      613     48.11        360        357     3
5.001 - 5.500                       7     3,069,007.56          3.52   36.95    5.377      649     71.40        360        358     2
5.501 - 6.000                      35    14,311,475.19         16.41   38.74    5.862      647     77.75        360        358     2
6.001 - 6.500                      25    11,322,619.74         12.98   41.59    6.333      618     78.22        352        350     2
6.501 - 7.000                      54    22,089,719.77         25.33   39.76    6.813      614     81.13        360        358     2
7.001 - 7.500                      27    12,055,353.58         13.82   42.81    7.312      566     79.40        360        358     2
7.501 - 8.000                      23     9,660,623.95         11.08   39.75    7.749      571     80.25        360        357     3
8.001 - 8.500                      10     3,134,092.99          3.59   43.75    8.284      577     85.19        360        358     2
8.501 - 9.000                      18     3,951,468.45          4.53   40.96    8.758      560     80.25        360        357     3
9.001 - 9.500                      10     1,078,450.34          1.24   46.91    9.240      523     78.25        360        358     2
9.501 - 10.000                     20     2,241,349.66          2.57   39.85    9.804      548     77.55        354        352     2
10.001 - 10.500                    19     1,835,812.14          2.10   37.29   10.385      530     71.95        360        358     2
10.501 - 11.000                     8       913,485.51          1.05   40.18   10.745      531     71.53        360        358     2
11.001 - 11.500                     1        63,956.58          0.07   31.90   11.250      562     48.12        360        358     2
11.501 - 12.000                     1        70,157.79          0.08   25.45   11.800      546     65.00        360        358     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                            261   $87,216,474.39        100.00%  40.41%   7.055%     601     78.68%       359        356     2


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Asset Backed Funding Corporation               [BANC OF AMERICA SECURITIES LOGO]
Asset-Backed Certificates, Series 2004-OPT4
GROUP 2 MORTGAGE LOANS
--------------------------------------------------------------------------------

Next Interest Adjustment Date - (Adjustable Loans Only)

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Next Rate Adjustment Date     Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
January 1, 2006                     1       $49,881.44          0.06%  27.63%   9.750%     503     50.00%       360        355     5
February 1, 2006                    9     3,242,257.13          3.72   40.88    7.495      611     76.05        360        356     4
March 1, 2006                      76    27,448,189.01         31.47   41.03    7.110      610     80.28        360        357     3
April 1, 2006                     158    49,371,577.92         56.61   39.96    7.082      591     78.09        360        358     2
February 1, 2007                    1       493,300.92          0.57   33.23    6.400      663     86.96        180        176     4
March 1, 2007                       4     2,001,095.43          2.29   45.59    6.416      582     62.27        360        357     3
April 1, 2007                      12     4,610,172.54          5.29   39.92    6.450      650     83.94        360        358     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                            261   $87,216,474.39        100.00%  40.41%   7.055%     601     78.68%       359        356     2


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities and Freddie Mac have not prepared, reviewed or participated in the preparation of this material, are not responsible for the accuracy of this material and have not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ABFC 2004-OPT4                                 [Banc of America Securities logo]

Assumptions
Recovery Delay   0 months
Trigger          Fail
Run to           Maturity
Defaults are in addition to prepayments


Class M1

-----------------------------------------------------------------------------------------------------------------
                                                           Fwd Libor
                 ------------------------------------------------------------------------------------------------
Loss Severity                40%                              50%                              60%
                   CDR   Cum Loss (%)   WAL         CDR   Cum Loss (%)   WAL         CDR   Cum Loss (%)   WAL
-----------------------------------------------------------------------------------------------------------------
50% PPC           11.3      17.58      13.61        8.7      18.62      15.15        7.0      19.22      16.18
100% PPC          15.3      13.94       7.83       11.7      14.30       8.55        9.5      14.59       9.05
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                      Fwd Libor + 200 bp
                 ------------------------------------------------------------------------------------------------
Loss Severity                40%                              50%                              60%
                   CDR   Cum Loss (%)   WAL         CDR   Cum Loss (%)   WAL         CDR   Cum Loss (%)   WAL
-----------------------------------------------------------------------------------------------------------------
50% PPC            7.7      13.76      15.87        6.0      14.38      17.13        4.9      14.78      17.99
100% PPC          11.1      11.00       8.74        8.6      11.24       9.37        7.0      11.38       9.80
-----------------------------------------------------------------------------------------------------------------



Class M3

------------------------------------------------------------------------------------------------------------------
                                                           Fwd Libor
                 -------------------------------------------------------------------------------------------------
Loss Severity                40%                              50%                              60%
                   CDR   Cum Loss (%)   WAL         CDR   Cum Loss (%)   WAL         CDR   Cum Loss (%)   WAL
------------------------------------------------------------------------------------------------------------------
50% PPC            7.5      13.46      23.49        5.9      14.13      24.81        4.9      14.71      25.96
100% PPC           9.4       9.65      14.24        7.4       9.92      15.13        6.1      10.11      15.73
------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                      Fwd Libor + 200 bp
                 -----------------------------------------------------------------------------------------------
Loss Severity               40%                              50%                              60%
                  CDR   Cum Loss (%)   WAL         CDR   Cum Loss (%)   WAL         CDR   Cum Loss (%)   WAL
----------------------------------------------------------------------------------------------------------------
50% PPC           4.6       9.37      25.54        3.7       9.82      26.67        3.1      10.16      27.45
100% PPC          5.8       6.46      15.85        4.6       6.59      16.56        3.8       6.66      16.98
----------------------------------------------------------------------------------------------------------------



Class M4

-------------------------------------------------------------------------------------------------------------------
                                                           Fwd Libor
                 --------------------------------------------------------------------------------------------------
Loss Severity                40%                              50%                              60%
                   CDR   Cum Loss (%)   WAL         CDR   Cum Loss (%)   WAL         CDR   Cum Loss (%)   WAL
-------------------------------------------------------------------------------------------------------------------
50% PPC            6.7      12.42      22.85        5.3      13.03      24.01        4.4      13.51      24.84
100% PPC           8.1       8.55      13.65        6.4       8.78      14.34        5.3       8.95      14.84
-------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                      Fwd Libor + 200 bp
                 ----------------------------------------------------------------------------------------------
Loss Severity              40%                              50%                              60%
                 CDR   Cum Loss (%)   WAL         CDR   Cum Loss (%)   WAL         CDR   Cum Loss (%)   WAL
---------------------------------------------------------------------------------------------------------------
50% PPC          4.1       8.55      25.24        3.2       8.70      25.47        2.7       9.02      26.16
100% PPC         4.8       5.48      15.22        3.8       5.55      15.66        3.1       5.53      15.78
---------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ABFC 2004-OPT4                                 [Banc of America Securities logo]


Assumptions
Recovery Delay  0 months
Trigger         Fail
Run to          Maturity
Defaults are in addition to prepayments


Class M2

----------------------------------------------------------------------------------------------------------------
                                                           Fwd Libor
              --------------------------------------------------------------------------------------------------
Loss Severity              40%                               50%                              60%
                CDR    Cum Loss (%)   WAL        CDR     Cum Loss (%)   WAL        CDR    Cum Loss (%)   WAL
----------------------------------------------------------------------------------------------------------------
50% PPC         8.0       14.07      16.83       6.3       14.84      18.09        5.2       15.41      18.98
100% PPC        10.2      10.29      9.75        8.0       10.58      10.35        6.6       10.81      10.77
----------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                      Fwd Libor + 200 bp
              ----------------------------------------------------------------------------------------------
Loss Severity            40%                              50%                              60%
              CDR    Cum Loss (%)   WAL        CDR     Cum Loss (%)   WAL        CDR    Cum Loss (%)   WAL
------------------------------------------------------------------------------------------------------------
50% PPC       5.1        10.2      19.29       4.0       10.47      20.14        3.3       10.71      20.72
100% PPC      6.5        7.12      10.89       5.1        7.22      11.33        4.2        7.29      11.62
------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ABFC 2004-OPT4                                 [Banc of America Securities logo]


Assumptions
Prepay Speed         75% PPC
Loss Severity        50%
Recovery Delay       12 months
Trigger              Fail
Run to               Maturity
Defaults are in addition to prepayments


                     -------------------------------
                           Fwd Libor + 100 bp
----------------------------------------------------
                        CDR (%)      Cum Loss (%)
----------------------------------------------------
Class M-6                 2.9            5.68
----------------------------------------------------


     Excess Spread                    Excess Spread                 Excess Spread               Excess Spread
 1        465                    49        202                97         103              145         7
 2        300                    50        175                98          80              146         1
 3        269                    51        170                99          79              147         1
 4        263                    52        187               100          99              148         5
 5        226                    53        172               101          76              149         1
 6        216                    54        190               102          95              150         4
 7        196                    55        162               103          73
 8        172                    56        157               104          71
 9        192                    57        221               105         137
10        149                    58        149               106          68
11        126                    59        175               107          87
12         98                    60        148               108          65
13        134                    61        178               109          48
14        107                    62        151               110          28
15         96                    63        147               111          26
16         99                    64        165               112          42
17         74                    65        147               113          23
18         78                    66        166               114          37
19         52                    67        139               115          19
20         42                    68        135               116          17
21         80                    69        200               117          67
22         26                    70        127               118          13
23        219                    71        152               119          26
24        189                    72        125               120           8
25        220                    73        146               121          21
26        193                    74        122               122           6
27        184                    75        120               123           6
28        196                    76        141               124          20
29        232                    77        117               125           5
30        243                    78        138               126          19
31        191                    79        113               127           5
32        182                    80        112               128           4
33        235                    81        180               129          48
34        168                    82        109               130           4
35        208                    83        129               131          16
36        179                    84        105               132           3
37        222                    85        126               133          14
38        195                    86        102               134           3
39        189                    87        100               135           3
40        204                    88        120               136          13
41        195                    89         96               137           2
42        210                    90        117               138          11
43        183                    91         93               139           2
44        177                    92         91               140           2
45        214                    93        134               141          22
46        166                    94         87               142           2
47        195                    95        107               143           8
48        168                    96         83               144           1


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ABFC 2004-OPT4                                 [Banc of America Securities logo]


Assumptions
Prepay Vector                 90% PPC
Recovery                      45%
Recovery Delay                12 months
LIBOR                         Fwd + 200 bp
Trigger                       Fail
Run to                        Maturity
Defaults are in addition to prepayments

-----------------------------------------------------------------------------------------------
                                Default CDR     Cum Loss (%)        WAL             Window
-----------------------------------------------------------------------------------------------
Class M4                           2.80            5.11            17.93          180 to 358
-----------------------------------------------------------------------------------------------
Class M5                           2.40            4.43            19.54          201 to 358
-----------------------------------------------------------------------------------------------
Class M6                           1.80            3.38            18.46          186 to 358
-----------------------------------------------------------------------------------------------


Assumptions
Prepay Vector                 80% FRM PPC/ 120% ARM PPC
LIBOR                         20%
Run to                        Maturity

                                    Pd              AFC        Effective AFC
                                     1             7.25%           8.00%
                                     2             5.84%           8.00%
                                     3             5.84%           8.00%
                                     4             6.04%           8.00%
                                     5             5.84%           8.00%
                                     6             6.04%           8.00%
                                     7             5.84%           8.00%
                                     8             5.84%           8.00%
                                     9             6.47%           8.00%
                                    10             5.84%           8.00%
                                    11             5.93%           7.99%
                                    12             5.74%           7.99%
                                    13             5.93%           7.99%
                                    14             5.74%           7.99%
                                    15             5.74%           7.99%
                                    16             5.93%           7.99%
                                    17             5.74%           7.99%
                                    18             5.93%           7.99%
                                    19             5.74%           7.99%
                                    20             5.74%           7.99%
                                    21             6.35%           7.99%
                                    22             5.77%           7.98%
                                    23             7.78%           7.85%
                                    24             7.52%           7.84%
                                    25             7.76%           7.83%
                                    26             7.50%           7.83%
                                    27             7.48%           7.81%
                                    28             7.74%           7.81%
                                    29             8.04%           8.04%
                                    30             8.29%           8.29%
                                    31             7.77%           7.77%
                                    32             7.76%           7.76%
                                    33             8.57%           8.57%
                                    34             7.75%           7.75%
                                    35             8.66%           8.66%
                                    36             8.36%           8.36%
                                    37             8.62%           8.62%
                                    38             8.32%           8.32%
                                    39             8.30%           8.30%
                                    40             8.57%           8.57%
                                    41             8.83%           8.83%
                                    42             9.10%           9.10%
                                    43             8.79%           8.79%
                                    44             8.76%           8.76%
                                    45             9.34%           9.34%
                                    46             8.72%           8.72%
                                    47             9.02%           9.02%
                                    48             8.70%           8.70%
                                    49             8.97%           8.97%
                                    50             8.66%           8.66%
                                    51             8.63%           8.63%
                                    52             8.90%           8.90%
                                    53             8.62%           8.62%
                                    54             8.88%           8.88%
                                    55             8.57%           8.57%
                                    56             8.54%           8.54%
                                    57             9.43%           9.43%
                                    58             8.50%           8.50%
                                    59             8.75%           8.75%
                                    60             8.45%           8.45%
                                    61             8.70%           8.70%
                                    62             8.40%           8.40%
                                    63             8.38%           8.38%
                                    64             8.63%           8.63%
                                    65             8.33%           8.33%
                                    66             8.58%           8.58%
                                    67             8.28%           8.28%
                                    68             8.25%           8.25%
                                    69             9.11%           9.11%
                                    70             8.21%           8.21%
                                    71             8.46%           8.46%
                                    72             8.16%           8.16%
                                    73             8.41%           8.41%
                                    74             8.11%           8.11%
                                    75             8.09%           8.09%
                                    76             8.33%           8.33%
                                    77             8.04%           8.04%
                                    78             8.28%           8.28%
                                    79             7.99%           7.99%
                                    80             7.97%           7.97%
                                    81             8.80%           8.80%
                                    82             7.92%           7.92%
                                    83             8.16%           8.16%
                                    84             7.88%           7.88%
                                    85             8.11%           8.11%
                                    86             7.83%           7.83%
                                    87             7.81%           7.81%
                                    88             8.04%           8.04%
                                    89             7.76%           7.76%
                                    90             8.00%           8.00%
                                    91             7.71%           7.71%
                                    92             7.69%           7.69%
                                    93             8.20%           8.20%
                                    94             7.65%           7.65%
                                    95             7.88%           7.88%
                                    96             7.60%           7.60%
                                    97             7.83%           7.83%
                                    98             7.56%           7.56%
                                    99             7.54%           7.54%
                                   100             7.76%           7.76%
                                   101             7.49%           7.49%
                                   102             7.72%           7.72%
                                   103             7.45%           7.45%
                                   104             7.43%           7.43%
                                   105             8.20%           8.20%
                                   106             7.38%           7.38%
                                   107             7.61%           7.61%
                                   108             7.34%           7.34%
                                   109             7.57%           7.57%
                                   110             7.30%           7.30%
                                   111             7.28%           7.28%
                                   112             7.50%           7.50%
                                   113             7.24%           7.24%
                                   114             7.46%           7.46%
                                   115             7.20%           7.20%
                                   116             7.18%           7.18%
                                   117             7.93%           7.93%
                                   118             7.14%           7.14%
                                   119             7.36%           7.36%
                                   120             7.10%           7.10%
                                   121             7.32%           7.32%
                                   122             7.06%           7.06%
                                   123             7.04%           7.04%
                                   124             7.26%           7.26%
                                   125             7.01%           7.01%
                                   126             7.22%           7.22%
                                   127             6.97%           6.97%
                                   128             6.95%           6.95%
                                   129             7.67%           7.67%
                                   130             6.91%           6.91%
                                   131             7.13%           7.13%
                                   132             6.88%           6.88%
                                   133             7.09%           7.09%
                                   134             6.84%           6.84%
                                   135             6.83%           6.83%
                                   136             7.04%           7.04%
                                   137             6.79%           6.79%
                                   138             7.00%           7.00%
                                   139             6.76%           6.76%
                                   140             6.74%           6.74%
                                   141             7.19%           7.19%
                                   142             6.71%           6.71%
                                   143             6.92%           6.92%
                                   144             6.68%           6.68%
                                   145             6.88%           6.88%
                                   146             6.65%           6.65%
                                   147             6.63%           6.63%
                                   148             6.83%           6.83%
                                   149             6.60%           6.60%
                                   150             6.80%           6.80%
                                   151             6.57%           6.57%
                                   152             6.55%           6.55%
                                   153             7.24%           7.24%
                                   154             6.53%           6.53%
                                   155             6.73%           6.73%
                                   156             6.50%           6.50%


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ABFC 2004-OPT4                                 [Banc of America Securities logo]


Assumptions
Prepay Vector   90% PPC
Recovery        45%
Recovery Delay  12 months
LIBOR           Fwd
Trigger         Fail
Run to          Maturity
Defaults are in addition to prepayments


--------------------------------------------------------------------------------
                 Default CDR      Cum Loss (%)         WAL           Window
--------------------------------------------------------------------------------
Class M5             3.8              6.74            18.50        189 to 358
--------------------------------------------------------------------------------
Class M6             3.2              5.77            17.69        178 to 358
--------------------------------------------------------------------------------


Assumptions
Prepay Vector   80% FRM PPC/ 120% ARM PPC
LIBOR           Fwd; + 200 bp from month 6 onwards
Run to          Maturity


Pd         Excess Spread (bp)      Pd    Excess Spread (bp)      Pd      Excess Spread (bp)     Pd     Excess Spread (bp)
-------------------------------------------------------------------------------------------------------------------------
 1                465              59             79             117              84            175            283
 2                402              60             53             118              85            176            289
 3                371              61             81             119              87            177            296
 4                361              62             55             120              89            178            302
 5                326              63             51             121              91            179            308
 6                119              64             69             122              93            180            315
 7                 96              65             46             123              95            181            321
 8                 74              66             64             124              97            182            328
 9                101              67             40             125              99            183            335
10                 51              68             38             126             101            184            342
11                 34              69             98             127             103            185            349
12                  8              70             33             128             105            186            357
13                 40              71             47             129             108            187            364
14                 16              72             31             130             110            188            372
15                  8              73             44             131             112            189            380
16                 13              74             32             132             115            190            388
17                  5              75             33             133             117            191            396
18                  5              76             42             134             120            192            404
19                  5              77             35             135             122            193            413
20                  5              78             40             136             125            194            422
21                  6              79             36             137             127            195            431
22                  6              80             37             138             130            196            440
23                107              81             77             139             133            197            449
24                 75              82             39             140             136            198            459
25                106              83             40             141             139            199            469
26                 78              84             41             142             141            200            479
27                 69              85             42             143             144            201            489
28                 81              86             43             144             147            202            500
29                105              87             44             145             151            203            510
30                117              88             45             146             154            204            521
31                 66              89             46             147             157            205            533
32                 58              90             47             148             160            206            544
33                112              91             48             149             164            207            556
34                 44              92             49             150             167            208            568
35                114              93             50             151             171            209            581
36                 83              94             51             152             174            210            593
37                123              95             52             153             178            211            606
38                 97              96             53             154             182
39                 92              97             54             155             186
40                111              98             56             156             190
41                110              99             57             157             194
42                127             100             58             158             198
43                 98             101             59             159             202
44                 91             102             61             160             206
45                132             103             62             161             211
46                 80             104             63             162             215
47                107             105             65             163             220
48                 79             106             66             164             224
49                113             107             67             165             229
50                 84             108             69             166             234
51                 79             109             70             167             239
52                 97             110             72             168             244
53                 80             111             74             169             249
54                 97             112             75             170             255
55                 70             113             77             171             260
56                 65             114             78             172             266
57                131             115             80             173             271
58                 56             116             82             174             277


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ABFC 2004-OPT4                                 [Banc of America Securities logo]


Assumptions
FRM PPC     12% CPR
ARM PPC     50% CPR
Libor       Forward Curve
Run to      Call

            ---------------------------------------
               Period        Date      Class A2 AFC
            ---------------------------------------
                  1        7/25/2004      7.09%
                  2        8/25/2004      5.71%
                  3        9/25/2004      5.71%
                  4       10/25/2004      5.89%
                  5       11/25/2004      5.70%
                  6       12/25/2004      5.89%
                  7        1/25/2005      5.69%
                  8        2/25/2005      5.69%
                  9        3/25/2005      6.30%
                 10        4/25/2005      5.68%
                 11        5/25/2005      5.77%
                 12        6/25/2005      5.58%
                 13        7/25/2005      5.76%
                 14        8/25/2005      5.57%
                 15        9/25/2005      5.57%
                 16       10/25/2005      5.75%
                 17       11/25/2005      5.56%
                 18       12/25/2005      5.74%
                 19        1/25/2006      5.55%
                 20        2/25/2006      5.55%
                 21        3/25/2006      6.14%
                 22        4/25/2006      5.55%
                 23        5/25/2006      6.92%
                 24        6/25/2006      6.66%
                 25        7/25/2006      6.85%
                 26        8/25/2006      6.60%
                 27        9/25/2006      6.57%
                 28       10/25/2006      6.76%
                 29       11/25/2006      6.67%
                 30       12/25/2006      6.86%
                 31        1/25/2007      6.36%
                 32        2/25/2007      6.32%
                 33        3/25/2007      6.97%
                 34        4/25/2007      6.28%
                 35        5/25/2007      6.60%
                 36        6/25/2007      6.35%
                 37        7/25/2007      6.52%
                 38        8/25/2007      6.27%
                 39        9/25/2007      6.24%
                 40       10/25/2007      6.41%
                 41       11/25/2007      6.24%
                 42       12/25/2007      6.42%
                 43        1/25/2008      6.17%
                 44        2/25/2008      6.14%
                 45        3/25/2008      6.53%
                 46        4/25/2008      6.07%
                 47        5/25/2008      6.28%
                 48        6/25/2008      6.05%
                 49        7/25/2008      6.21%
                 50        8/25/2008      5.98%
                 51        9/25/2008      5.95%
                 52       10/25/2008      6.12%
                 53       11/25/2008      5.93%
                 54       12/25/2008      6.09%
                 55        1/25/2009      5.87%
                 56        2/25/2009      5.84%
                 57        3/25/2009      6.44%
                 58        4/25/2009      5.79%
                 59        5/25/2009      5.97%
                 60        6/25/2009      5.76%
                 61        7/25/2009      5.92%
                 62        8/25/2009      5.71%
                 63        9/25/2009      5.68%
                 64       10/25/2009      5.85%
                 65       11/25/2009      5.66%
                 66       12/25/2009      5.82%
                 67        1/25/2010      5.62%
                 68        2/25/2010      5.60%
                 69        3/25/2010      6.17%
                 70        4/25/2010      5.56%
                 71        5/25/2010      5.73%
                 72        6/25/2010      5.53%
                 73        7/25/2010      5.70%
                 74        8/25/2010      5.50%
                 75        9/25/2010      5.48%
                 76       10/25/2010      5.65%
                 77       11/25/2010      5.45%
                 78       12/25/2010      5.62%
                 79        1/25/2011      5.43%
                 80        2/25/2011      5.41%
                 81        3/25/2011      5.98%
                 82        4/25/2011      5.39%
                 83        5/25/2011      5.56%

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ABFC 2004-OPT4                                 [Banc of America Securities logo]


Assumptions

FRM PPC           0% to 18% over 12 months, 18% upto month 24, 18% to 21% from month 25 to 120, 21% thereafter
ARM PPC           0% to 30% over 18 months, 30% to 50% from month 19 to 24, 50% to 30% from month 25 to 40, 30% thereafter
CDR Vector        0% to 8% over 24 months, 8% upto month 48, 8% to 5% from month 49 to 120, 5% thereafter
Loss Severity     30%
Recovery Delay    12 months
Trigger           Fail
Run to            Maturity

Defaults are in addition to prepayments


---------------------------------------------------------------------------------------------------------
                                    Fwd Libor                       Fwd Libor + 200 bp
                                -------------------------------------------------------------------------
                                  CDR Multiple      Cum Loss (%)      CDR Multiple       Cum Loss (%)
---------------------------------------------------------------------------------------------------------
Class M6                              72.3              3.57              46.3               2.39
Class M7                              50.3              2.58              31.6               1.67
---------------------------------------------------------------------------------------------------------


Assumptions

FRM PPC           0% to 18% over 12 months, 18% upto month 24, 18% to 21% from month 25 to 120, 21% thereafter
ARM PPC           0% to 30% over 18 months, 30% to 50% from month 19 to 24, 50% to 30% from month 25 to 40, 30% thereafter
CDR Vector        0% to 8% over 24 months, 8% upto month 48, 8% to 5% from month 49 to 120, 5% thereafter
Loss Severity     30%
Recovery Delay    0 months
Trigger           Fail
Run to            Call

Defaults are in addition to prepayments


---------------------------------------------------------------------------------------------------------
                                    Fwd Libor                       Fwd Libor + 200 bp
                                -------------------------------------------------------------------------
                                  CDR Multiple      Cum Loss (%)      CDR Multiple       Cum Loss (%)
---------------------------------------------------------------------------------------------------------
Class M6                              117.3             4.84              55.6               2.54
Class M7                              89.4              3.86              36.2               1.71
---------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ABFC 2004-OPT4                                 [Banc of America Securities logo]


Assumptions

FRM PPC           4% - 23% CPR months 1 - 12; 23% CPR months thereafter
ARM PPC           4% - 27% CPR months 1 - 12; 27% CPR months 13 - 22; 50% CPR months 23-27; 27% CPR month 28 and thereafter
Recovery Delay    12 months
Trigger           Fail
Run to            Maturity

Defaults are in addition to prepayments


Class M-4
---------

                     -------------------------------------------------------------------------------------
                                                            Forward Libor
                     -------------------------------------------------------------------------------------
                                       Severity: 35%                            Severity: 55%
----------------------------------------------------------------------------------------------------------
        PPC                  CDR (%)    Cum Loss (%)    WAL (Yrs)     CDR (%)    Cum Loss (%)    WAL (Yrs)
----------------------------------------------------------------------------------------------------------
        75%                    6.6          8.27         18.44          4.1          8.73         19.92
        100%                   6.7          6.64         14.55          4.2          6.93         15.68
        135%                   7.0          5.27         10.91          4.4          5.43         11.60
----------------------------------------------------------------------------------------------------------


                     ---------------------------------------------------------------------------------
                                            Libor flat for 12 months, then + 400 bp
                     ---------------------------------------------------------------------------------
                                    Severity: 35%                             Severity: 55%
------------------------------------------------------------------------------------------------------
        PPC               CDR (%)    Cum Loss (%)   WAL (Yrs)      CDR (%)    Cum Loss (%)   WAL (Yrs)
------------------------------------------------------------------------------------------------------
        75%                  6.4         8.07         18.52           4.0          8.55        19.71
        100%                 6.2         6.21         14.82           3.9          6.48        15.73
        135%                 6.1         4.66         11.13           3.9          4.85        11.81
------------------------------------------------------------------------------------------------------



Class M-5
---------

                     -----------------------------------------------------------------------------------
                                                            Forward Libor
                     -----------------------------------------------------------------------------------
                                       Severity: 35%                            Severity: 55%
--------------------------------------------------------------------------------------------------------
        PPC             CDR (%)    Cum Loss (%)    WAL (Yrs)     CDR (%)    Cum Loss (%)    WAL (Yrs)
--------------------------------------------------------------------------------------------------------
        75%                    5.9          7.55         19.88          3.7          7.98         21.35
        100%                   5.9          5.95         15.86          3.7          6.18         16.88
        135%                   6.0          4.59         11.94          3.8          4.73         12.66
--------------------------------------------------------------------------------------------------------


                     ----------------------------------------------------------------------------------
                                            Libor flat for 12 months, then + 400 bp
                     ----------------------------------------------------------------------------------
                                    Severity: 35%                             Severity: 55%
-------------------------------------------------------------------------------------------------------
        PPC             CDR (%)    Cum Loss (%)   WAL (Yrs)      CDR (%)    Cum Loss (%)   WAL (Yrs)
-------------------------------------------------------------------------------------------------------
        75%                    5.7         7.34         19.98           3.7          7.99        21.91
        100%                   5.4         5.51         16.17           3.4          5.72        16.94
        135%                   5.1         3.96         12.16           3.2          4.02        12.58
-------------------------------------------------------------------------------------------------------



Class M-6
---------

                     -------------------------------------------------------------------------------------
                                                           Forward Libor
                     -------------------------------------------------------------------------------------
                                       Severity: 35%                            Severity: 55%
----------------------------------------------------------------------------------------------------------
        PPC             CDR (%)    Cum Loss (%)    WAL (Yrs)     CDR (%)    Cum Loss (%)    WAL (Yrs)
----------------------------------------------------------------------------------------------------------
        75%                    5.1          6.69         19.47          3.2          7.02         20.43
        100%                   4.8          4.97         15.36          3.1          5.25         16.42
        135%                   4.6          3.60         11.57          2.9          3.66         11.98
----------------------------------------------------------------------------------------------------------


                     --------------------------------------------------------------------------------
                                            Libor flat for 12 months, then + 400 bp
                     --------------------------------------------------------------------------------
                                    Severity: 35%                             Severity: 55%
-----------------------------------------------------------------------------------------------------
        PPC           CDR (%)    Cum Loss (%)   WAL (Yrs)      CDR (%)    Cum Loss (%)   WAL (Yrs)
-----------------------------------------------------------------------------------------------------
        75%                  5.0         6.59         19.36           3.2          7.02        20.14
        100%                 4.4         4.60         15.79           2.8          4.78        16.40
        135%                 3.7         2.94         11.77           2.4          3.06        12.21
-----------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ABFC 2004-OPT4                                 [Banc of America Securities logo]

Assumptions
Loss Severity     55%
Recovery Delay    6 months
Trigger           Fail
Libor             Forward Curve
Run to            Maturity
Defaults are in addition to prepayments

--------------------------------------------------------------------------------
                50% PPC                   100% PPC      150% PPC
               -----------------------------------------------------------------
                  CDR     Cum Loss (%)CDR   Cum Loss (%)  CDR     Cum Loss (%)
--------------------------------------------------------------------------------
Class M2          5.2       14.12     6.1      9.27       7.4       7.41
Class M3          4.9       13.48     5.6      8.61       6.7       6.78
Class M6          3.6       10.51     3.6      5.80       3.8       4.00
--------------------------------------------------------------------------------

Excess Spread Assumptions
Default Rate      5 CDR
Loss Severity     55%
Recovery Delay    6 months
Trigger           Fail
Run to            Maturity
Defaults are in addition to prepayments

   -------------------          -------------------          -------------------
      Excess Spread                Excess Spread                Excess Spread
   -------------------          -------------------          -------------------
        Fwd Libor                    Fwd Libor                    Fwd Libor
   -------------------          -------------------          -------------------
   100% PPC   150% PPC          100% PPC   150% PPC           100% PPC  150% PPC
   -------------------          -------------------          -------------------
 1    465        465         52     196        80        103    19
 2    402        402         53     182        63        104    19
 3    371        370         54     197        74        105    74
 4    361        360         55     171        48        106    18
 5    326        325         56     165        41        107    34
 6    313        311         57     223        88        108    16
 7    296        294         58     155        27        109    33
 8    272        270         59     179        42        110    15
 9    281        279         60     153        18        111    15
10    247        244         61     181        39        112    30
11    221        217         62     155        18        113    13
12    194        190         63     150        16        114    28
13    227        222         64     167        28        115    12
14    202        197         65     148        14        116    12
15    190        184         66     166        26        117    59
16    190        185         67     138        10        118    10
17    167        161         68     133         7        119    23
18    168        162         69     197        47        120     9
19    144        137         70     123         4        121    21
20    133        127         71     148        14        122     8
21    166        158         72     119         3        123     7
22    116        108         73     141        11        124    18
23    284        267         74     116         2        125     6
24    257        238         75     114         1        126    15
25    285        265         76     136         7        127     5
26    261        240         77      71         1        128     5
27    251        229         78      90         5        129    39
28    259        236         79      67                  130     3
29    260        234         80      65                  131     9
30    268        241         81     124                  132     2
31    217        189         82      60                  133     7
32    208        179         83      78                  134     1
33    253        223         84      55                  135     1
34    193        160         85      73                  136     3
35    229        194         86      50                      -------------------
36    202        165         87      47
37    242        203         88      65
38    218        176         89      42
39    211        167         90      59
40    223        178         91      36
41    214        165         92      33
42    226        175         93      70
43    201        147         94      26
44    194        137         95      44
45    226        169         96      24
46    181        120         97      43
47    206        142         98      22
48    181        114         99      22
49    213        145        100      40
50    187        117        101      21
51    181         69        102      39
   -------------------          -------------------



   -------------------          -------------------          -------------------
      Excess Spread                Excess Spread                Excess Spread
   -------------------          -------------------          -------------------
   Fwd Libor + 200 bp           Fwd Libor + 200 bp           Fwd Libor + 200 bp
   -------------------          -------------------          -------------------
   100% PPC   150% PPC          100% PPC   150% PPC           100% PPC  150% PPC
   -------------------          -------------------          -------------------
 1    465        465         52     152        42        103    11
 2    199        198         53     134        30        104    11
 3    168        168         54     155        39        105    62
 4    165        164         55     123        23        106    9
 5    126        125         56     118        19        107    16
 6    119        118         57     195        72        108    7
 7     97         96         58     108        13        109    13
 8     73         72         59     139        23        110    6
 9     99         97         60     107        11        111    5
10     48         47         61     143        20        112    9
11     30         29         62     110         9        113    4
12     4          4          63     106         7        114    6
13     38         36         64     129        10        115    2
14     12         11         65     99          4        116    2
15     4          3          66     123         5        117    32
16     9          8          67     90          1            -------------------
17     0          0          68     86          0
18     0          0          69     168        12
19     0          0          70     77
20     0          0          71     102
21     1          1          72     69
22     0          0          73     96
23    121        105         74     65
24     88         72         75     64
25    123        105         76     91
26     93         75         77     60
27     83         66         78     54
28     98         79         79     33
29    131        106         80     31
30    145        119         81     104
31     89         63         82     28
32     80         55         83     45
33    144        115         84     27
34     67         42         85     43
35    158        120         86     25
36    125         86         87     24
37    172        131         88     40
38    141         98         89     23
39    134         90         90     38
40    154        108         91     21
41    156        105         92     20
42    175        122         93     54
43    143         89         94     19
44    136         80         95     32
45    182        124         96     17
46    125         65         97     29
47    159         96         98     15
48    128         62         99     15
49    167         98        100     25
50    135         64        101     13
51    130         31        102     23
   -------------------          -------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ABFC 2004-OPT4                                 [Banc of America Securities logo]


Assumptions
Recovery Delay    12 months
Trigger           Fail
Run to            Maturity
Defaults are in addition to prepayments


Class M3

----------------------------------------------------------------------------------------------
                                                          Fwd Libor
                              ----------------------------------------------------------------
Loss Severity                       40%                             50%
                                    CDR        Cum Loss (%)         CDR         Cum Loss (%)
----------------------------------------------------------------------------------------------
75% PPC                             6.7            9.29             5.2             9.44
100% PPC                            7.1            7.67             5.6             7.82
125% PPC                            7.6            6.62             6.0             6.72
----------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                                       Fwd Libor + 150 bp
                              -------------------------------------------------------------
Loss Severity                       40%                           50%
                                    CDR        Cum Loss (%)       CDR        Cum Loss (%)
-------------------------------------------------------------------------------------------
75% PPC                             5.1            7.44           4.0            7.56
100% PPC                            5.5            6.17           4.3            6.20
125% PPC                            6.0            5.38           4.7            5.40
-------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


                                 ABFC 2004-OPT4
                                Collateral Strats

FICO & Documentation
                                                                                      Current
FICO Score         Full      Stated   Limited    No Doc     All Docs   Avg Prin Bal     LTV
<= 500             0.67%      0.33%     0.00%     0.00%       1.00%     153,365.18     72.37
501 - 550         12.52%      9.02%     0.07%     0.00%      21.62%     147,315.46     72.68
551 - 600         16.20%      6.17%     0.03%     0.00%      22.39%     149,662.77     75.29
601 - 650         14.64%     12.95%     0.06%     0.01%      27.66%     164,167.98     77.28
651 - 700          9.99%      8.81%     0.05%     0.14%      18.99%     171,213.24     79.26
701 - 750          3.50%      2.82%     0.01%     0.28%       6.61%     181,168.20     80.58
751 - 800          1.11%      0.51%     0.00%     0.04%       1.66%     177,248.25     81.56
801 - 850          0.07%      0.00%     0.00%     0.01%       0.08%     167,122.38     72.83
Total:            58.69%     40.61%     0.22%     0.47%     100.00%     159,095.93     76.45



LTV & FICO
                FICO      FICO      FICO      FICO      FICO     FICO     FICO     FICO       FICO        FICO                Gross
Current LTV     <500     500-550   550-600  600-650    650-700  700-750  750-800  gt 800      Total   Avg Prin Bal    WAC     Margin
<= 50.00        0.03%     1.31%     1.30%     1.16%     0.66%    0.36%    0.03%    0.02%      4.85%    124,906.61     6.918   5.217
50.01 - 60.00   0.05%     1.65%     1.72%     1.79%     1.02%    0.16%    0.07%    0.00%      6.46%    161,268.16     6.855   5.026
60.01 - 70.00   0.02%     4.44%     3.60%     3.45%     1.77%    0.67%    0.15%    0.02%     14.12%    161,707.32     7.039   5.286
70.01 - 80.00   0.23%    12.37%     9.58%    11.86%     8.59%    2.39%    0.65%    0.03%     45.71%    159,007.56     7.080   5.191
80.01 - 90.00   0.06%     1.70%     5.20%     6.83%     5.51%    2.14%    0.53%    0.00%     21.98%    169,702.34     7.171   5.411
90.01 - 100.00  0.02%     0.32%     0.99%     2.25%     1.95%    1.08%    0.26%    0.01%      6.88%    151,698.77     7.431   5.785
Total:          0.41%    21.77%    22.40%    27.35%    19.50%    6.79%    1.69%    0.08%    100.00%    159,095.93     7.096   5.288



Prin Balance & FICO

                              FICO      FICO      FICO      FICO      FICO     FICO     FICO
Prin Balance                  <500     500-550   550-600  600-650    650-700  700-750  750-800
0.01 - 50,000.00              0.00%     0.18%     0.19%     0.08%     0.05%    0.02%    0.01%
50,000.01 - 100,000.00        0.13%     3.63%     3.83%     3.69%     2.31%    0.71%    0.21%
100,000.01 - 150,000.00       0.08%     4.89%     4.59%     5.66%     3.66%    1.27%    0.30%
150,000.01 - 200,000.00       0.02%     4.17%     4.76%     4.90%     3.51%    0.89%    0.24%
200,000.01 - 250,000.00       0.03%     3.33%     2.94%     4.02%     2.96%    0.79%    0.20%
250,000.01 - 300,000.00       0.04%     2.27%     1.76%     2.63%     2.17%    0.67%    0.10%
300,000.01 - 350,000.00       0.12%     1.37%     1.30%     2.42%     1.27%    0.64%    0.20%
350,000.01 - 400,000.00       0.00%     0.70%     0.98%     1.35%     1.36%    0.83%    0.09%
400,000.01 - 450,000.00       0.00%     0.27%     0.47%     0.58%     0.85%    0.43%    0.16%
450,000.01 - 500,000.00       0.00%     0.37%     1.08%     0.83%     0.78%    0.24%    0.12%
500,000.01 - 550,000.00       0.00%     0.13%     0.07%     0.67%     0.13%    0.07%    0.06%
550,000.01 - 600,000.00       0.00%     0.30%     0.00%     0.43%     0.22%    0.14%    0.00%
600,000.01 - 650,000.00       0.00%     0.08%     0.08%     0.08%     0.23%    0.00%    0.00%
650,000.01 - 700,000.00       0.00%     0.09%     0.17%     0.00%     0.00%    0.08%    0.00%
700,000.01 - 750,000.00       0.00%     0.00%     0.19%     0.00%     0.00%    0.00%    0.00%
Total:                        0.41%    21.77%    22.40%    27.35%    19.50%    6.79%    1.69%

                               FICO               Current             Gross
Prin Balance                  gt 800      Total     LTV       WAC     Margin
0.01 - 50,000.00               0.00%      0.52%    58.98     8.131    6.029
50,000.01 - 100,000.00         0.00%     14.51%    75.79     7.804    5.806
100,000.01 - 150,000.00        0.03%     20.48%    76.58     7.262    5.443
150,000.01 - 200,000.00        0.02%     18.52%    74.85     7.023    5.284
200,000.01 - 250,000.00        0.00%     14.27%    75.41     6.906    5.202
250,000.01 - 300,000.00        0.03%      9.67%    77.81     6.802    5.076
300,000.01 - 350,000.00        0.00%      7.32%    78.78     6.865    5.057
350,000.01 - 400,000.00        0.00%      5.32%    79.11     6.765    5.038
400,000.01 - 450,000.00        0.00%      2.76%    79.17     6.563    4.734
450,000.01 - 500,000.00        0.00%      3.42%    78.08     6.795    4.949
500,000.01 - 550,000.00        0.00%      1.13%    82.16     6.530    4.536
550,000.01 - 600,000.00        0.00%      1.09%    74.72     6.738    4.985
600,000.01 - 650,000.00        0.00%      0.47%    80.70     6.802    5.085
650,000.01 - 700,000.00        0.00%      0.34%    72.67     7.010    4.400
700,000.01 - 750,000.00        0.00%      0.19%    66.60     6.370    4.295
Total:                         0.08%    100.00%    76.45     7.096    5.288


Prepayment Penalty & FICO
                                FICO       FICO       FICO       FICO        FICO
Prepayment Penalty Term         <500      500-550    550-600    600-650     650-700
0                               0.07%      7.25%      5.71%      6.73%      4.87%
12                              0.00%      0.67%      1.60%      2.33%      2.50%
24                              0.29%     12.40%     12.49%     13.74%      6.57%
30                              0.00%      0.09%      0.02%      0.05%      0.05%
36                              0.04%      1.37%      2.57%      4.50%      5.51%
Total:                          0.41%     21.77%     22.40%     27.35%     19.50%


                                FICO       FICO       FICO               Current               Gross       Avg
Prepayment Penalty Term        700-750    750-800    gt 800     total      LTV        WAC      Margin    Prin Bal
0                               1.61%      0.44%      0.01%     26.71%     76.6       7.231     5.306   158,400.55
12                              1.04%      0.41%      0.02%      8.58%     72.26      6.714     5.312   220,083.26
24                              2.02%      0.45%      0.03%     48.00%     78.03      7.140     5.287   156,629.82
30                              0.11%      0.00%      0.00%      0.31%     74.52      7.155     5.363   250,351.15
36                              2.01%      0.39%      0.02%     16.40%     73.84      6.944     5.145   144,818.11
Total:                          6.79%      1.69%      0.08%    100.00%     76.45      7.096     5.288   159,095.93

Mortg Rates & FICO
                         FICO       FICO       FICO       FICO      FICO        FICO       FICO
Mortg Rates             <500      500-550    550-600    600-650    650-700    700-750    750-800
4.500 - 4.999           0.04%      0.00%      0.11%      0.40%      0.24%      0.20%      0.01%
5.000 - 5.499           0.00%      0.00%      0.27%      0.92%      0.78%      0.33%      0.14%
5.500 - 5.999           0.00%      0.34%      1.48%      5.08%      5.12%      1.80%      0.57%
6.000 - 6.499           0.00%      0.83%      2.07%      4.56%      3.42%      1.04%      0.28%
6.500 - 6.999           0.00%      3.10%      4.98%      7.21%      5.00%      1.62%      0.17%
7.000 - 7.499           0.04%      3.49%      3.53%      4.30%      2.56%      0.67%      0.42%
7.500 - 7.999           0.11%      5.18%      4.15%      3.04%      1.56%      0.59%      0.05%
8.000 - 8.499           0.07%      2.93%      2.14%      1.02%      0.55%      0.25%      0.04%
8.500 - 8.999           0.08%      2.97%      2.03%      0.63%      0.19%      0.25%      0.01%
9.000 - 9.499           0.05%      1.26%      0.73%      0.11%      0.06%      0.04%      0.00%
9.500 - 9.999           0.00%      0.92%      0.52%      0.06%      0.02%      0.00%      0.00%
10.000 - 10.499         0.02%      0.38%      0.20%      0.01%      0.00%      0.00%      0.00%
10.500 - 10.999         0.00%      0.32%      0.15%      0.01%      0.01%      0.00%      0.00%
11.000 - 11.499         0.01%      0.03%      0.02%      0.00%      0.01%      0.00%      0.00%
11.500 - 11.999         0.00%      0.01%      0.02%      0.00%      0.00%      0.00%      0.00%
12.000 - 12.499         0.00%      0.01%      0.00%      0.00%      0.00%      0.00%      0.00%
13.000 - 13.499         0.00%      0.00%      0.01%      0.00%      0.00%      0.00%      0.00%
Total:                  0.41%     21.77%     22.40%     27.35%     19.50%      6.79%      1.69%

Mortg Rates & FICO
                         FICO       FICO                            Gross
Mortg Rates             gt 800     total   Current LTV   WAC       Margin  Avg Prin Bal
4.500 - 4.999            0.00%      0.99%     64.17      4.847     3.318   226,733.31
5.000 - 5.499            0.00%      2.45%     73.84      5.289     3.828   197,943.89
5.500 - 5.999            0.07%     14.46%     72.90      5.835     4.181   209,406.61
6.000 - 6.499            0.00%     12.20%     75.08      6.256     4.536   178,981.75
6.500 - 6.999            0.00%     22.09%     77.18      6.757     4.945   180,520.52
7.000 - 7.499            0.00%     14.99%     78.41      7.245     5.323   156,748.42
7.500 - 7.999            0.00%     14.67%     78.16      7.736     5.760   145,783.03
8.000 - 8.499            0.00%      7.00%     78.38      8.235     6.195   122,692.85
8.500 - 8.999            0.00%      6.16%     77.93      8.735     6.701   122,465.45
9.000 - 9.499            0.01%      2.25%     77.02      9.228     7.221   109,123.89
9.500 - 9.999            0.00%      1.51%     74.36      9.741     7.623   100,222.99
10.000 - 10.499          0.00%      0.60%     75.43     10.213     8.099    99,933.26
10.500 - 10.999          0.00%      0.49%     70.63     10.652     8.252    97,994.40
11.000 - 11.499          0.00%      0.06%     66.11     11.227     8.370    64,309.58
11.500 - 11.999          0.00%      0.03%     64.74     11.737     9.066    60,683.58
12.000 - 12.499          0.00%      0.01%     70.99     12.450     0.000    59,968.78
13.000 - 13.499          0.00%      0.01%     72.99     13.250     0.000   100,933.81
Total:                   0.08%    100.00%     76.45      7.096     5.288   159,095.93


Mortg Rates & LTV
                         LTV        LTV       LTV         LTV       LTV        LTV
Mortg Rates             <= 50    50.01-60   60.01-70   70.01-80   80.01-90   90.01-100
4.500 - 4.999           0.16%      0.30%      0.14%      0.34%      0.05%      0.00%
5.000 - 5.499           0.07%      0.24%      0.59%      1.22%      0.29%      0.04%
5.500 - 5.999           0.94%      1.30%      3.03%      6.45%      2.21%      0.53%
6.000 - 6.499           0.87%      0.92%      1.68%      5.59%      2.49%      0.66%
6.500 - 6.999           1.04%      1.39%      2.60%     10.04%      5.65%      1.39%
7.000 - 7.499           0.51%      0.72%      1.54%      7.02%      4.01%      1.20%
7.500 - 7.999           0.48%      0.74%      1.84%      6.90%      3.51%      1.21%
8.000 - 8.499           0.20%      0.33%      0.80%      3.51%      1.41%      0.75%
8.500 - 8.999           0.27%      0.20%      0.85%      2.86%      1.38%      0.62%
9.000 - 9.499           0.12%      0.10%      0.42%      0.82%      0.55%      0.24%
9.500 - 9.999           0.11%      0.13%      0.25%      0.65%      0.25%      0.13%
10.000 - 10.499         0.02%      0.04%      0.20%      0.17%      0.12%      0.06%
10.500 - 10.999         0.06%      0.07%      0.14%      0.11%      0.06%      0.05%
11.000 - 11.499         0.02%      0.00%      0.03%      0.01%      0.00%      0.01%
11.500 - 11.999         0.01%      0.01%      0.01%      0.00%      0.00%      0.01%
12.000 - 12.499         0.00%      0.00%      0.00%      0.01%      0.00%      0.00%
13.000 - 13.499         0.00%      0.00%      0.00%      0.01%      0.00%      0.00%
Total:                  4.85%      6.46%     14.12%     45.71%     21.98%      6.88%

                                 avg                   Gross
Mortg Rates             total    FICO        WAC      Margin  Avg Prin Bal
4.500 - 4.999           0.99%    655         4.847     3.318   226,733.31
5.000 - 5.499           2.45%    658         5.289     3.828   197,943.89
5.500 - 5.999          14.46%    653         5.835     4.181   209,406.61
6.000 - 6.499          12.20%    635         6.256     4.536   178,981.75
6.500 - 6.999          22.09%    619         6.757     4.945   180,520.52
7.000 - 7.499          14.99%    606         7.245     5.323   156,748.42
7.500 - 7.999          14.67%    584         7.736     5.760   145,783.03
8.000 - 8.499           7.00%    573         8.235     6.195   122,692.85
8.500 - 8.999           6.16%    562         8.735     6.701   122,465.45
9.000 - 9.499           2.25%    553         9.228     7.221   109,123.89
9.500 - 9.999           1.51%    546         9.741     7.623   100,222.99
10.000 - 10.499         0.60%    543        10.213     8.099    99,933.26
10.500 - 10.999         0.49%    541        10.652     8.252    97,994.40
11.000 - 11.499         0.06%    559        11.227     8.370    64,309.58
11.500 - 11.999         0.03%    554        11.737     9.066    60,683.58
12.000 - 12.499         0.01%    519        12.450     0.000    59,968.78
13.000 - 13.499         0.01%    586        13.250     0.000   100,933.81
Total:                100.00%    610         7.096     5.288   159,095.93

                                 ABFC 2004-OPT4



------------------------------------------------------------------------------------------------------------------------------------
FICO                            Total Balance                   LTV                       Adjusted Balance[1]             WA Loan
                                   Amount             %[2]                           Amount               %[2]            Balance
------------------------------------------------------------------------------------------------------------------------------------
FICO NA                         3,263,359.51         0.41%     > 65.0             2,511,945.18           0.31%          125,513.83
0 - 500                         4,711,630.07         0.59%     > 65.0             3,831,548.35           0.48%          181,216.54
500.01 - 550                   173,095,667.69        21.62%    > 70.0            115,245,043.39          14.39%         147,315.46
550.01 - 575                    83,076,545.67        10.38%    > 70.0             57,133,053.97          7.14%          148,086.53
575.01 - 600                    96,219,449.35        12.02%    > 70.0             70,529,907.07          8.81%          151,050.94
600.01 - 620                    88,404,272.67        11.04%    > 70.0             65,152,992.74          8.14%          155,367.79
620.01 - 650                   133,058,330.39        16.62%    > 80.0             49,020,908.52          6.12%          170,587.60
650.01 - 680                   108,952,074.72        13.61%    > 80.0             36,364,944.66          4.54%          169,180.24
680.01 - 700                    43,085,284.71        5.38%     > 85.0             15,609,964.43          1.95%          176,579.04
700.01 - 750                    52,901,114.48        6.61%     > 85.0             20,417,619.20          2.55%          181,168.20
750.01 - 800                    13,293,618.70        1.66%     > 85.0             5,510,054.11           0.69%          177,248.25
800.01 - 850                     668,489.53          0.08%     > 85.0              103,387.71            0.01%          167,122.38
TOTAL                          800,729,837.49       100.00%                      441,431,369.33          55.13%         159,095.93
------------------------------------------------------------------------------------------------------------------------------------
             FICO: Average           610                        Min:                   500                Max:              813
                                -------------                                   ---------------                         ------------


------------------------------------------------------------------------------------------------------------------------------------
FICO              WAC          WA FICO         WA LTV         WA DTI      % SFD/ PUD   % Owner Occ. % Full Doc   % Cashout Refi
------------------------------------------------------------------------------------------------------------------------------------
FICO NA          8.032            0            74.50          36.13          95.25       100.00       86.78         84.91
0 - 500          7.789           500           71.09          41.54          98.45       100.00       53.27         83.88
500.01 - 550     7.921           527           72.80          39.67          88.86        96.85       57.91         79.41
550.01 - 575     7.631           563           74.24          38.72          86.61        95.69       70.30         68.15
575.01 - 600     7.235           588           76.47          39.11          83.86        94.14       74.08         70.33
600.01 - 620     6.817           610           76.17          38.32          81.50        96.01       57.98         62.73
620.01 - 650     6.632           636           78.30          38.87          82.88        95.64       49.57         61.65
650.01 - 680     6.516           664           78.49          39.14          76.24        90.33       54.54         51.95
680.01 - 700     6.684           690           81.91          39.13          73.98        82.02       47.76         45.34
700.01 - 750     6.530           721           80.78          37.92          65.29        78.92       52.99         33.53
750.01 - 800     6.411           772           81.80          38.49          52.82        70.73       66.60         19.68
800.01 - 850     6.261           805           73.00          47.86          80.59       100.00       84.53         19.41
TOTAL            7.096           610           76.62          38.99          81.62        92.84       58.69         62.77
------------------------------------------------------------------------------------------------------------------------------------

Debt To Income (DTI) Ratio
------------------------------------------------------------------------------------------------------------------------------------
DTI                                Total Balance              FICO           Adjusted Balance[1]            WA Loan            WAC
                                      Amount         %[2]                   Amount          %[2]            Balance
------------------------------------------------------------------------------------------------------------------------------------
<= 20                              29,954,013.15    3.74%     < 550      5,498,854.16      0.69%          119,816.05          7.327
20.001 - 25.00                     36,110,615.45    4.51%     < 550      7,405,551.09      0.92%          127,599.35          7.178
25.001 - 30.00                     70,458,950.45    8.80%     < 575      23,585,851.32     2.95%          140,636.63          7.171
30.001 - 35.00                    108,653,388.49    13.57%    < 575      34,302,034.95     4.28%          150,489.46          7.119
35.001 - 40.00                    150,159,094.76    18.75%    < 600      58,892,025.94     7.35%          162,862.36          7.030
40.001 - 45.00                    191,501,775.27    23.92%    < 625     102,740,675.76     12.83%         165,230.18          7.109
45.001 - 50.00                    148,622,298.57    18.56%    < 650     110,831,442.52     13.84%         176,301.66          7.075
50.001 - 55.00                     54,923,840.52    6.86%     < 675      49,422,149.54     6.17%          183,079.47          7.000
Over 55.00                         10,345,860.83    1.29%     < 675      9,943,354.92      1.24%          195,204.92          6.903
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                             800,729,837.49   100.00%              402,621,940.20     50.28%         159,095.93          7.096
                                  --------------                        --------------                    ----------
                 DTI: Average         38.99%                  Min:           1.10%          Max:            59.91%
------------------------------------------------------------------------------------------------------------------------------------
DTI              WA FICO         WA LTV         WA DTI      % SFD/ PUD   % Owner Occ. % Full Doc   % Cashout Refi
------------------------------------------------------------------------------------------------------------------------------------
<= 20             625           74.32          16.59          78.52        86.82       57.75         64.29
20.001 - 25.00    613           74.53          22.90          82.78        88.51       57.75         65.64
25.001 - 30.00    605           74.66          27.73          85.07        90.41       59.80         67.13
30.001 - 35.00    609           76.19          32.71          84.02        93.78       52.48         63.71
35.001 - 40.00    615           76.60          37.67          80.45        94.22       50.87         59.35
40.001 - 45.00    615           78.88          42.62          83.39        93.98       57.34         56.95
45.001 - 50.00    606           77.46          47.32          79.60        92.94       65.20         66.51
50.001 - 55.00    594           74.36          51.97          75.12        94.31       75.52         70.71
Over 55.00        580           66.40          56.23          85.78        81.67       77.86         69.89
------------------------------------------------------------------------------------------------------------------------------------
TOTAL             610           76.62          38.99          81.62        92.84       58.69         62.77
------------------------------------------------------------------------------------------------------------------------------------


Loan To Value (LTV) Ratio
------------------------------------------------------------------------------------------------------------------------------------
LTV                                Total Balance                                  DTI                   Adjusted Balance[1]
                                      Amount                 %[2]                                      Amount               %[2]
------------------------------------------------------------------------------------------------------------------------------------
< 60.00                            90,460,505.63            11.30%                > 50              12,433,962.46          1.55%
60.01 - 70.00                     112,132,477.69            14.00%                > 50              10,285,551.46          1.28%
70.01 - 80.00                     366,486,350.85            45.77%                > 50              26,688,089.96          3.33%
80.01 - 85.00                      58,067,621.99            7.25%                 > 50              4,359,655.78           0.54%
85.01 - 90.00                     118,044,690.60            14.74%                > 50              9,300,358.51           1.16%
90.01 - 95.00                      50,081,364.44            6.25%                 > 50              2,202,083.18           0.28%
95.01 - 100.00                     5,456,826.29             0.68%                 > 50                  0.00               0.00%
TOTAL                             800,729,837.49           100.00%                                  65,269,701.35          8.15%
------------------------------------------------------------------------------------------------------------------------------------
                 LTV: Average         76.62%                 Min:               12.82%                  Max:              100.00%
                                  --------------                               --------------                            --------


LTV                WA Loan      WAC      WA FICO     WA LTV     WA DTI      % SFD/ PUD   % Owner Occ  % Full Doc   % Cashout Refi
                   Balance
------------------------------------------------------------------------------------------------------------------------------------
< 60.00          143,588.10    6.882       598       49.35      38.32          80.70        90.56       50.65         85.03
60.01 - 70.00    161,109.88    7.040       593       66.43      38.23          82.56        92.78       57.08         83.41
70.01 - 80.00    159,272.64    7.080       602       78.23      39.19          83.89        93.95       55.44         60.25
80.01 - 85.00    160,852.14    7.097       627       84.34      38.79          77.09        89.02       63.40         65.53
85.01 - 90.00    173,595.13    7.206       635       89.67      39.29          75.89        89.93       60.79         45.72
90.01 - 95.00    151,761.71    7.386       642       94.63      40.05          83.34        99.44       86.33         34.80
95.01 - 100.00   155,909.32    7.807       692       99.85      38.40          81.64       100.00       93.83         34.43
------------------------------------------------------------------------------------------------------------------------------------
TOTAL            159,095.93    7.096       610       76.62      38.99          81.62        92.84       58.69         62.77
------------------------------------------------------------------------------------------------------------------------------------

[1] Balance of the collateral cut combined with second qualifier, i.e. (LTV), FICO, DTI etc. All other cuts except the adjusted balance are only for the main bucket
[2] Percent of the Aggregate Principal Balance - calculated automatically.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this
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statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such
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any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the
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this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                                 ABFC 2004-OPT4


------------------------------------------------------------------------------------------------------------------------------------
Scheduled Principal                 Total Balance               WA Loan            WAC           WA FICO        WA LTV        WA DTI
Balance                                         %[2]            Balance
------------------------------------------------------------------------------------------------------------------------------------
0 - $50K                   4,184,143.64         0.52%         49,811.23           8.131            581          59.17          32.22
$51 - $200K               428,399,733.88       53.50%         115,533.91          7.326            604          75.92          37.80
$200.1 - $250K            114,247,667.28       14.27%         224,015.03          6.906            607          75.57          39.92
$250.1 - $300K             77,445,686.61        9.67%         273,659.67          6.802            611          77.97          40.12
$300.1 - $400K            101,213,396.44       12.64%         343,096.26          6.823            625          79.09          40.81
$400.1 - $500K             49,463,521.67        6.18%         453,793.78          6.691            634          78.76          40.70
$500.1 - $600K             17,802,699.47        2.22%         556,334.36          6.632            624          78.69          40.89
$600.1 - $700K             6,478,447.49         0.81%         647,844.75          6.889            619          77.49          43.73
$700.1 - $800K             1,494,541.01         0.19%         747,270.51          6.370            581          66.76          46.52
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     800,729,837.49       100.00%        159,095.93          7.096            610          76.62          38.99
------------------------------------------------------------------------------------------------------------------------------------
        Principal Balance: Average          159,095.93         Min:           47,910.72          Max:       748545.36

Scheduled Principal      % SFD/ PUD  % Owner Occ % Full Doc % Cashout Refi
Balance
--------------------------------------------------------------------------------
0 - $50K                    91.65       90.46      70.18       82.14
$51 - $200K                 85.70       92.23      68.11       61.36
$200.1 - $250K              83.35       91.95      54.60       69.95
$250.1 - $300K              78.04       94.03      47.98       67.73
$300.1 - $400K              67.41       93.26      44.79       58.79
$400.1 - $500K              71.23       96.27      34.87       54.70
$500.1 - $600K              90.93       97.13      43.06       63.35
$600.1 - $700K              89.60       89.59      60.59       70.37
$700.1 - $800K             100.00      100.00      100.00     100.00
--------------------------------------------------------------------------------
TOTAL                       81.62       92.84      58.69       62.77
--------------------------------------------------------------------------------

Documentation Type

Doc Type            Total Balance         WA Loan      WAC    WA FICO   WA LTV  WA DTI  % SFD/ PUD  % Owner Occ  % Cashout
                 Amount         %[2]      Balance                                                                  Refi
------------------------------------------------------------------------------------------------------------------------------------
Full Doc     469,927,258.91    58.69%   143,445.44    7.142     607      77.75  39.55     81.48        91.84      65.72
Stated Doc   325,212,602.41    40.61%   188,857.49    7.022     614      74.87  38.18     81.98        94.17      59.23
Limited Doc   1,793,156.25     0.22%    149,429.69    7.422     609      78.31  40.04     66.70        96.68      23.29
NINA          3,796,819.92     0.47%    165,079.13    7.625     718      84.68   0.00     76.27        100.00     19.18
------------------------------------------------------------------------------------------------------------------------------------
TOTAL        800,729,837.49   100.00%   159,095.93    7.096     610      76.62  38.99     81.62        92.84      62.77
------------------------------------------------------------------------------------------------------------------------------------


Property Type

Property Type    Total Balance               WA Loan      WAC    WA FICO   WA LTV     WA DTI  % Owner Occ   % Cashout    % Full
                    Amount          %[2]     Balance                                                            Refi       Doc
------------------------------------------------------------------------------------------------------------------------------------
SFR             599,046,660.07     74.81%  152,351.64    7.130     604      76.15     38.76      95.39          65.74     58.72
2-4 Family      106,166,160.23     13.26%  217,553.61    6.861     640      76.60     39.89      77.00          57.59     54.23
PUD              54,532,656.92     6.81%   180,571.71    7.142     611      80.45     39.85      95.25          48.21     57.02
Condo            33,771,920.95     4.22%   141,898.83    7.140     616      78.37     38.54      92.67          50.13     66.23
MF Housing       7,212,439.32      0.90%    98,800.54    7.231     645      78.71     40.54      96.99          61.45     98.65
------------------------------------------------------------------------------------------------------------------------------------
TOTAL           800,729,837.49    100.00%  159,095.93    7.096     610      76.62     38.99      92.84          62.77     58.69
------------------------------------------------------------------------------------------------------------------------------------

Primary Mortgage Insurance  (82.48% of the total pool has MI)

Mortgage Insurance     Total Balance              WA Loan     WAC    WA FICO   WA LTV   WA DTI  % Owner  % Cashout  % Full   Is MI
                          Amount        %[2]      Balance                                         Occ       Refi      Doc    down to
                                                                                                                             60 LTV
------------------------------------------------------------------------------------------------------------------------------------
Loans >80 LTV w/MI    183,127,788.44   22.87%   163,946.10   7.142     649      89.43   38.16    77.39     43.65     67.08       Y
Loans >80 LTV w/o MI   48,522,714.88   6.06%    167,898.67   7.570     586      90.46   43.55    80.01     64.67     70.25
Loans <=80 LTV        569,079,334.17   71.07%   156,900.84   7.041     600      71.31   38.87    93.18     68.75     55.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                 800,729,837.49  100.00%   159,095.93   7.096     610      76.62   38.99    92.84     62.77     58.69
------------------------------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                                 ABFC 2004-OPT4

Loan Purpose

Loan Purpose                   Total Balance         WA Loan     WAC     WA. FICO  WA. LTV   WA DTI    % SFD/ PUD    % Owner Occ
                            Amount         %[2]      Balance
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout     502,585,174.26    62.77%   161,654.93   7.090      596      73.63    38.95       83.58          94.25
Purchase                210,576,699.19    26.30%   153,930.34   7.068      645      83.12    38.68       76.25          88.69
Refinance - Rate Term    87,567,964.04    10.94%   157,496.34   7.197      608      78.12    39.98       83.28          94.69
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   800,729,837.49   100.00%   159,095.93   7.096      610      76.62    38.99       81.62          92.84
------------------------------------------------------------------------------------------------------------------------------------

Fixed Vs. Floating Collateral

Lien Status           Total Balance        WA Loan      WAC    WA FICO  WA LTV
                  Amount         %[2]      Balance
--------------------------------------------------------------------------------
Fixed         202,629,514.63    25.31%   155,390.73    6.953     648     73.10
Floating       4,399,461.12     0.55%    122,207.25    7.150     609     74.39
2/28          557,766,221.62    69.66%   160,369.82    7.165     596     77.92
3/27           35,934,640.12    4.49%    167,137.86    6.824     609     76.43
--------------------------------------------------------------------------------
TOTAL         800,729,837.49   100.00%   159,095.93    7.096     610     76.62
--------------------------------------------------------------------------------
Lien Status   WA DTI  % SFD/ PUD  % Owner   % Cashout  Index  Margin
                                     Occ      Refi
--------------------------------------------------------------------------------
Fixed         39.16     77.37        90.47   71.46
Floating      36.56     88.03        97.09   82.09     6ML    5.634
2/28          39.00     83.22        93.60   59.23     6ML    5.309
3/27          38.22     79.99        93.84   66.28     6ML    4.921
--------------------------------------------------------------------------------
TOTAL         38.99     81.62        92.84   62.77            5.288
--------------------------------------------------------------------------------

Lien Status

Lien Status           Total Balance       WA Loan     WAC    WA FICO  WA LTV   WA DTI   % SFD/ PUD    % Owner Occ   % Cashout Refi
                  Amount         %[2]     Balance
------------------------------------------------------------------------------------------------------------------------------------
First Lien    799,590,524.04    99.86%  159,376.23   7.092     610     76.62   38.99      81.63          92.84          62.77
Second Lien    1,139,313.45     0.14%    71,207.09   9.894     623     74.55   42.13      80.07          91.24          62.46
------------------------------------------------------------------------------------------------------------------------------------
TOTAL         800,729,837.49   100.00%  159,095.93   7.096     610     76.62   38.99      81.62          92.84          62.77
------------------------------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                                 ABFC 2004-OPT4

Prepayment Penalty

Prepayment Charges              Total Balance          WA Loan      WAC     WA    WA LTV   WA DTI  % SFD   % Owner  % Cashout
Term at Origination         Amount          %[2]       Balance             FICO                    / PUD     Occ      Refi
------------------------------------------------------------------------------------------------------------------------------------
0 Months                213,840,739.06     26.71%    158,400.55    7.231   604     76.76   39.06   76.50    93.42    66.76
12 Months                68,665,977.84     8.58%     220,083.26    6.714   643     72.43   39.48   60.88    91.38    70.13
24 Months               384,369,582.61     48.00%    156,629.82    7.140   597     78.19   38.94   87.08    93.68    56.49
30 Months                2,503,511.51      0.31%     250,351.15    7.155   627     74.66   40.19   93.21    93.21    63.04
36 Months               131,350,026.47     16.40%    144,818.11    6.944   641     74.01   38.77   84.62    90.20    70.76
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                   800,729,837.49    100.00%    159,095.93    7.096   610     76.62   38.99   81.62    92.84    62.77
------------------------------------------------------------------------------------------------------------------------------------

Section 32 Loans

                        Total Balance       WA Loan      WAC     WA FICO   WA LTV   WA DTI   % SFD/ PUD    % Owner Occ  % Cashout
                    Amount          %[2]    Balance                                                                       Refi
------------------------------------------------------------------------------------------------------------------------------------
Section 32 Loans       0             0%         -        0.000       0       0.00     0.00       0.00           0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
Total                  0             0          -        0.000       0       0.00     0.00       0.00           0.00      0.00
------------------------------------------------------------------------------------------------------------------------------------


GA % and Top 5 States
---------------------

State                          %[2]
-------------------------------------
California                     18.10
New York                       15.75
Massachussetts                 10.59
Florida                        7.00
Texas                          4.98
Georgia
-------------------------------------


Top 5 MSA
---------

      MSA                      %[2]
-------------------------------------
   New York, NY                18.10
   Boston, MA                  10.07
   Los Angeles, CA              9.38
   Chicago, IL                  3.52
   Washington, DC               3.36


Top 5 Originators
-----------------

Originator                     %[2]
-------------------------------------
Option One                   100.00%


Servicers
---------

Servicer                       %[2]
-------------------------------------
Option One                   100.00%


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                              ABFC 2004-OPT4



--------------------------------------------------------------------------------------------------------------------------------
                            FICO         FICO        FICO          FICO         FICO        FICO         FICO          FICO
MI        OCLTV              N-A         = 500       501-550      551-600      601-650     651-700      701-750       > 750
--------------------------------------------------------------------------------------------------------------------------------
  NO MI   <= 20.000         0.00%        0.01%        0.02%        0.08%        0.03%       0.08%        0.01%        0.00%
          ----------------------------------------------------------------------------------------------------------------------
          20.001 - 30.000   0.00%        0.00%        0.09%        0.20%        0.12%       0.17%        0.00%        0.01%
          ----------------------------------------------------------------------------------------------------------------------
          30.001 - 40.000   0.02%        0.00%        0.30%        0.34%        0.37%       0.19%        0.03%        0.01%
          ----------------------------------------------------------------------------------------------------------------------
          40.001 - 50.000   0.01%        0.04%        0.87%        0.70%        0.67%       0.26%        0.32%        0.03%
          ----------------------------------------------------------------------------------------------------------------------
          50.001 - 60.000   0.05%        0.03%        1.64%        1.68%        1.82%       0.97%        0.16%        0.07%
          ----------------------------------------------------------------------------------------------------------------------
          60.001 - 70.000   0.00%        0.00%        0.02%        0.01%        0.01%       0.01%        0.00%        0.00%
          ----------------------------------------------------------------------------------------------------------------------
          70.001 - 80.000   0.00%        0.00%        0.02%        0.01%        0.00%       0.01%        0.02%        0.00%
          ----------------------------------------------------------------------------------------------------------------------
          80.001 - 90.000   0.00%        0.01%        1.06%        1.60%        1.61%       0.19%        0.00%        0.00%
          ----------------------------------------------------------------------------------------------------------------------
          90.001 - 100.000  0.01%        0.00%        0.25%        0.69%        0.56%       0.02%        0.00%        0.00%
--------------------------------------------------------------------------------------------------------------------------------
   MI     60.001 - 70.000   0.02%        0.15%        4.29%        3.45%        3.43%       1.74%        0.67%        0.16%
          ----------------------------------------------------------------------------------------------------------------------
          70.001 - 80.000   0.22%        0.30%        12.27%       9.68%       11.87%       8.31%        2.27%        0.69%
          ----------------------------------------------------------------------------------------------------------------------
          80.001 - 90.000   0.06%        0.05%        0.70%        3.57%        5.43%       5.11%        2.15%        0.52%
          ----------------------------------------------------------------------------------------------------------------------
          90.001 - 100.000  0.01%        0.00%        0.08%        0.39%        1.74%       1.91%        0.98%        0.25%
--------------------------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

           ABFC 2004-OPT4
        FICO by OCLTV strats

1. OCLTV

------------------------------------------------------------------------------------------------------------------------------------
OCLTV                 FICO <450    FICO 450-500  FICO 500-550  FICO 550-600  FICO 600-650  FICO 650-700  FICO 700-750  FICO > 750
------------------------------------------------------------------------------------------------------------------------------------
<= 20.00                  0.00%         7.17%         5.89%       43.22%        26.01%        11.85%         5.86%       0.00%
------------------------------------------------------------------------------------------------------------------------------------
20.01 - 30.00                 0             0         16.34        33.93         18.39         30.18             0       1.17
------------------------------------------------------------------------------------------------------------------------------------
30.01 - 40.00              1.57             0         23.54        27.51         29.22         15.11          2.43       0.62
------------------------------------------------------------------------------------------------------------------------------------
40.01 - 50.00              0.25          1.51          29.9        24.22         23.05          9.03         10.96        1.1
------------------------------------------------------------------------------------------------------------------------------------
50.01 - 60.00              0.71          0.54         25.58        26.02          28.3         15.22          2.53       1.11
------------------------------------------------------------------------------------------------------------------------------------
60.01 - 70.00              0.15          1.06          30.8        24.82         24.58         12.64          4.78       1.18
------------------------------------------------------------------------------------------------------------------------------------
70.01 - 80.00              0.51          0.64         26.95        21.16            26         18.18          5.05       1.51
------------------------------------------------------------------------------------------------------------------------------------
80.01 - 90.00              0.29          0.26          7.93        23.54         31.93         24.03          9.66       2.35
------------------------------------------------------------------------------------------------------------------------------------
90.01 - 100.00             0.22             0          4.55        15.57         33.11         28.75         14.14       3.66
------------------------------------------------------------------------------------------------------------------------------------
Total:                    0.41%         0.59%        21.62%       22.39%        27.66%        18.99%         6.61%      1.74%
------------------------------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Loans without MI


-------------------------------------------------------------------------------------------------------------------------------
OCLTV             FICO N-A   FICO = 500   FICO 501-550  FICO 551-600   FICO 601-650   FICO 651-700  FICO 701-750   FICO > 750
-------------------------------------------------------------------------------------------------------------------------------
<= 20.00             0.00%        7.17%          5.89%        43.22%         26.01%      11.85%           5.86%          0.00%
-------------------------------------------------------------------------------------------------------------------------------
20.01 - 30.00            0            0          16.34         33.93          18.39       30.18               0           1.17
-------------------------------------------------------------------------------------------------------------------------------
30.01 - 40.00         1.57            0          23.54         27.51          29.22       15.11            2.43           0.62
-------------------------------------------------------------------------------------------------------------------------------
40.01 - 50.00         0.25         1.51           29.9         24.22          23.05        9.03           10.96            1.1
-------------------------------------------------------------------------------------------------------------------------------
50.01 - 60.00         0.71         0.54          25.58         26.02           28.3       15.22            2.53           1.11
-------------------------------------------------------------------------------------------------------------------------------
60.01 - 70.00            0            0          27.11         21.15          30.31       21.43               0              0
-------------------------------------------------------------------------------------------------------------------------------
70.01 - 80.00            0            0          33.84         28.35              0       14.62            23.2              0
-------------------------------------------------------------------------------------------------------------------------------
80.01 - 90.00            0         0.24          23.65         35.81          35.75        4.55               0              0
-------------------------------------------------------------------------------------------------------------------------------
90.01 - 100.00        0.41            0           15.8         44.36          35.82        3.61               0              0
-------------------------------------------------------------------------------------------------------------------------------

Total:               0.45%        0.56%         24.39%        30.35%         29.60%      10.89%           3.09%          0.67%
-------------------------------------------------------------------------------------------------------------------------------



Loans with MI

-------------------------------------------------------------------------------------------------------------------------------
OCLTV             FICO N-A   FICO = 500   FICO 501-550  FICO 551-600   FICO 601-650   FICO 651-700  FICO 701-750   FICO > 750
-------------------------------------------------------------------------------------------------------------------------------
60.01 - 70.00        0.15%        1.06%         30.81%        24.84%         24.55%      12.60%           4.80%          1.18%
-------------------------------------------------------------------------------------------------------------------------------
70.01 - 80.00         0.51         0.65          26.93         21.15          26.05       18.18            5.02           1.51
-------------------------------------------------------------------------------------------------------------------------------
80.01 - 90.00         0.37         0.27           3.88         20.38          30.95       29.05           12.15           2.96
-------------------------------------------------------------------------------------------------------------------------------
90.01 - 100.00        0.17            0           1.29          7.24          32.32       36.03           18.23           4.73
-------------------------------------------------------------------------------------------------------------------------------
Total:               0.40%        0.59%         21.03%        20.70%         27.24%      20.71%           7.35%          1.97%
-------------------------------------------------------------------------------------------------------------------------------

ABFC 2004-OPT4
FRM LOANS

1. Mortgage Coupons

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Mortgage Coupons              Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
4.501 - 5.000                       2      $817,544.27          0.40%  49.49%    4.91%     714     67.84%       360        358     2
5.001 - 5.500                      16     3,396,233.63          1.68      38    5.435      701     69.79        356        353     2
5.501 - 6.000                     227    46,342,038.39         22.87   39.35    5.879      675     68.71        346        344     2
6.001 - 6.500                     190    32,866,187.56         16.22   39.99     6.33      660     69.62        345        342     2
6.501 - 7.000                     241    42,704,649.86         21.08   38.78    6.796      645     72.83        347        344     2
7.001 - 7.500                     179    26,795,554.93         13.22   38.52    7.293      654      78.6        348        346     2
7.501 - 8.000                     173    21,050,455.45         10.39   39.53    7.785      631     77.18        346        344     2
8.001 - 8.500                     100    11,218,544.25          5.54   38.28    8.305      605     77.16        342        340     2
8.501 - 9.000                      75     8,469,881.23          4.18   37.83    8.785      606      80.9        339        336     2
9.001 - 9.500                      35     3,304,659.30          1.63   40.33     9.29      571     72.05        337        335     2
9.501 - 10.000                     31     2,918,132.28          1.44   38.51     9.78      558     74.21        345        343     2
10.001 - 10.500                    14     1,231,893.58          0.61   41.64   10.277      562     72.96        285        283     2
10.501 - 11.000                    12       904,248.65          0.45   39.16   10.765      564     74.36        349        346     2
11.001 - 11.500                     5       324,324.48          0.16   36.99   11.233      567      69.3        329        327     2
11.501 - 12.000                     2       124,264.18          0.06   38.06   11.736      569     70.04        360        358     2
12.001 - 12.500                     1        59,968.78          0.03   43.48    12.45      519        71        360        358     2
13.001 - 13.500                     1       100,933.81          0.05   47.33    13.25      586     73.01        360        357     3
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          1,304  $202,629,514.63        100.00%  39.16%    6.95%     648     73.10%       345        343     2

2. Combined Original LTV

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Combined Original LTV         Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
15.01 - 20.00                       6      $393,984.38          0.19%  32.05%    7.31%     617     17.06%       333        330     2
20.01 - 25.00                       6       472,367.35          0.23   32.09    6.661      607     21.87        360        357     3
25.01 - 30.00                      18     2,022,934.17             1   37.35    6.816      617     28.28        338        336     3
30.01 - 35.00                       9       827,070.84          0.41   33.25    6.561      606     32.75        342        340     2
35.01 - 40.00                      35     4,142,984.26          2.04    38.2    6.903      634     37.86        298        296     3
40.01 - 45.00                      45     5,725,657.88          2.83   37.03    6.451      650     42.72        335        332     2
45.01 - 50.00                      37     4,778,759.06          2.36   36.91    6.958      633     47.74        327        324     2
50.01 - 55.00                      43     6,362,180.69          3.14    39.8     6.66      624     52.62        326        323     3
55.01 - 60.00                      75    11,414,497.61          5.63   37.78    6.692      631     57.73        346        344     2
60.01 - 65.00                     106    18,208,709.90          8.99   38.77    6.736      636     63.21        350        347     2
65.01 - 70.00                     128    20,899,322.87         10.31   38.87    6.783      632      68.7        345        342     2
70.01 - 75.00                     116    20,665,405.70          10.2   40.23    6.782      638     74.02        344        341     2
75.01 - 80.00                     383    58,659,230.46         28.95   39.37    7.014      650     79.54        348        346     2
80.01 - 85.00                      90    14,997,714.19           7.4   40.12     7.01      664     84.23        350        348     2
85.01 - 90.00                     117    19,880,183.88          9.81   39.42    7.223      674     89.51        350        348     2
90.01 - 95.00                      70    10,420,919.11          5.14   40.52    7.632      679     94.61        353        351     2
95.01 - 100.00                     20     2,757,592.28          1.36   38.73    7.903      703       100        356        354     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          1,304  $202,629,514.63        100.00%  39.16%    6.95%     648     73.10%       345        343     2

3. Principal Balance

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Principal Balance             Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
less than 50,000.00                34    $1,692,545.64          0.84%  33.47%    8.20%     611     59.91%       318        316     2
50,000.01 - 75,000.00             225    14,107,720.36          6.96   35.21    8.106      628     70.56        324        322     2
75,000.01 - 100,000.00            203    17,670,414.71          8.72   37.18    7.533      635     71.96        335        333     2
100,000.01 - 125,000.00           176    19,795,475.24          9.77   39.37    7.261      643     73.54        342        340     2
125,000.01 - 150,000.00           160    22,050,423.11         10.88    38.3    6.901      644     71.84        342        340     2
150,000.01 - 175,000.00           104    16,763,467.26          8.27   39.49    6.889      646     69.94        349        347     2
175,000.01 - 200,000.00           103    19,295,873.46          9.52   38.91    6.769      639     69.49        348        346     2
200,000.01 - 225,000.00            63    13,465,874.70          6.65    40.5    6.561      643      70.8        354        351     2
225,000.01 - 250,000.00            56    13,366,728.26           6.6   39.65    6.708      649     73.25        358        355     2
250,000.01 - 275,000.00            35     9,197,883.03          4.54   37.72    6.745      668     78.73        353        351     2
275,000.01 - 300,000.00            25     7,100,646.40           3.5   37.42    6.527      652     76.24        360        358     2
300,000.01 - 325,000.00            23     7,244,337.34          3.58   38.83    6.709      641     73.96        347        345     2
325,000.01 - 350,000.00            24     8,122,645.79          4.01   40.68    6.674      661     79.96        345        343     2
350,000.01 - 375,000.00            18     6,559,018.12          3.24   40.74    6.722      668     77.25        340        338     2
375,000.01 - 400,000.00            11     4,236,420.24          2.09    44.9    6.567      671     70.04        360        357     3
400,000.01 - 425,000.00             4     1,639,160.99          0.81   43.86    6.687      676     79.23        360        357     3
425,000.01 - 450,000.00            10     4,384,624.06          2.16   36.88    6.387      690     75.74        342        340     3
450,000.01 - 475,000.00             5     2,314,148.19          1.14   43.39    6.836      666        78        324        322     2
475,000.01 - 500,000.00             9     4,372,061.07          2.16    48.2    6.474      658     77.68        360        358     2
500,000.01 - 525,000.00             2     1,032,403.45          0.51   39.95     5.97      638     81.16        360        358     2
525,000.01 - 550,000.00             4     2,173,455.39          1.07   41.25    6.805      619     75.68        315        313     2
550,000.01 - 575,000.00             4     2,253,711.90          1.11   42.05    6.267      700     68.07        360        358     2
575,000.01 - 600,000.00             1       598,683.53           0.3   41.14      5.5      690     80.54        360        358     2
600,000.01 - 625,000.00             1       606,481.31           0.3   41.51     6.95      665        80        360        357     3
625,000.01 - 650,000.00             3     1,911,115.11          0.94    42.7    6.756      670     83.33        360        358     2
650,000.01 - 675,000.00             1       674,195.97          0.33   44.53      8.6      700     93.75        360        358     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          1,304  $202,629,514.63        100.00%  39.16%    6.95%     648     73.10%       345        343     2

4. Original Term to Maturity

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Original Term to Maturity     Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
120                                 5      $289,940.40          0.14%  37.75%    7.42%     647     59.91%       120        117     3
180                                96    11,412,469.08          5.63   37.23    7.237      642     65.84        180        178     2
240                                57     6,872,129.15          3.39   38.33    6.883      639     68.34        240        238     2
360                             1,146   184,054,976.00         90.83   39.31    6.937      649     73.74        360        358     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          1,304  $202,629,514.63        100.00%  39.16%    6.95%     648     73.10%       345        343     2

5. Remaining Term to Maturity

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Remaining Term to Maturity    Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
116 - 120                           5      $289,940.40          0.14%  37.75%    7.42%     647     59.91%       120        117     3
176 - 180                          96    11,412,469.08          5.63   37.23    7.237      642     65.84        180        178     2
231 - 235                           1        94,104.74          0.05   35.57     7.25      693       100        240        235     5
236 - 240                          56     6,778,024.41          3.35   38.36    6.878      639      67.9        240        238     2
356 - 360                       1,146   184,054,976.00         90.83   39.31    6.937      649     73.74        360        358     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          1,304  $202,629,514.63        100.00%  39.16%    6.95%     648     73.10%       345        343     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
W.A.: 343.1 months
Lowest: 117 months
Highest: 359 months

6. Credit Score

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Credit Score                  Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
801 - 850                           3      $390,124.57          0.19%  49.95%    6.70%     808     68.00%       360        357     3
751 - 800                          47     7,402,747.90          3.65   35.84    6.511      774     80.03        339        337     2
701 - 750                         149    27,263,529.34         13.45   38.55    6.518      722     77.07        353        350     2
651 - 700                         410    68,277,618.03          33.7   39.37    6.621      672     75.57        348        346     2
601 - 650                         358    55,015,292.23         27.15   39.24    6.854      628     70.73        341        338     2
551 - 600                         228    31,710,399.20         15.65   39.15    7.677      580     67.94        344        341     2
501 - 550                         105    12,192,769.44          6.02   40.67    8.579      530        71        344        341     2
451 - 500                           1       124,852.63          0.06   39.57     8.65      500     54.35        360        358     2
0                                   3       252,181.29          0.12   43.34    8.343        0     53.94        360        358     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          1,304  $202,629,514.63        100.00%  39.16%    6.95%     648     73.10%       345        343     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
W.A.: 648
Lowest: 500
Highest: 813

7. Credit Grade

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Credit Grade                  Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
A                                 112   $15,337,946.88          7.57%  38.94%    7.58%     570     64.97%       351        349     2
AA                                725   122,720,697.52         60.56   39.82    6.666      649     71.39        345        342     2
AA+                               207    28,504,027.34         14.07   37.93    7.321      698     83.36        348        346     2
B                                  45     5,559,912.04          2.74   39.96    8.485      569     66.15        348        346     2
C                                  10     1,047,117.18          0.52   41.49   10.055      538     68.82        350        348     2
CC                                  4       407,840.38           0.2   40.64   10.131      578     61.53        360        358     2
NG                                201    29,051,973.29         14.34   37.41    7.026      656     76.16        342        340     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          1,304  $202,629,514.63        100.00%  39.16%    6.95%     648     73.10%       345        343     2

8. Property Type

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Property Type                 Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Single Family                   1,026  $150,804,731.93         74.42%  38.92%    6.97%     642     72.72%       343        341     2
Multi Family - 2 Units             98    21,897,392.17         10.81   39.66    6.643      666        73        353        350     2
Multi Family - 3 Units             41     9,618,961.53          4.75   38.29    6.983      664     73.81        351        348     2
Low Rise Condo                     49     6,340,691.20          3.13    42.1      7.2      649     72.76        337        335     2
PUD                                33     5,975,632.49          2.95   39.96    7.264      656      75.8        360        358     2
Multi Family - 4 Units             24     4,597,597.20          2.27   38.56    7.018      692     77.48        360        358     2
MF Housing                         32     3,311,624.47          1.63   42.79    7.194      665     78.72        342        340     2
High Rise Condo                     1        82,883.64          0.04   45.15      7.8      636     63.85        360        358     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          1,304  $202,629,514.63        100.00%  39.16%    6.95%     648     73.10%       345        343     2

9. Occupancy Status

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Occupancy Status              Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Owner Occupied                  1,155  $183,311,086.78         90.47%  39.53%    6.90%     644     72.80%       345        343     2
Investor                          131    16,990,458.65          8.38    35.5    7.522      685     75.76        348        346     2
Second Home                        18     2,327,969.20          1.15   37.27    6.611      671     76.84        333        330     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          1,304  $202,629,514.63        100.00%  39.16%    6.95%     648     73.10%       345        343     2

10. Documentation

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Documentation                 Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Full Documentation                793  $112,489,503.08         55.51%  40.36%    6.88%     648     74.73%       346        344     2
Stated Income Documentation       499    88,206,446.35         43.53   37.63    7.034      647     70.74        344        342     2
No Doc                              9     1,704,443.63          0.84       0     7.78      724     86.98        353        351     3
Lite Documentation                  3       229,121.57          0.11   39.67    7.795      662     74.44        360        357     3
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          1,304  $202,629,514.63        100.00%  39.16%    6.95%     648     73.10%       345        343     2

11. Loan Purpose

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Loan Purpose                  Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
C/O Refi                          930  $144,793,494.62         71.46%  39.12%    6.92%     636     70.33%       343        340     2
Purchase                          228    34,159,804.85         16.86   38.32    7.191      690     82.53        357        354     2
R/T Refi                          146    23,676,215.16         11.68   40.54    6.834      661     76.38        346        343     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          1,304  $202,629,514.63        100.00%  39.16%    6.95%     648     73.10%       345        343     2

12. Product Type

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Product Type                  Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
30 YR FIXED FULL AM             1,146  $184,054,976.00         90.83%  39.31%    6.94%     649     73.74%       360        358     2
15 YR FIXED FULL AM                96    11,412,469.08          5.63   37.23    7.237      642     65.84        180        178     2
20 YR FIXED FULL AM                57     6,872,129.15          3.39   38.33    6.883      639     68.34        240        238     2
10 YR FIXED FULL AM                 5       289,940.40          0.14   37.75    7.418      647     59.91        120        117     3
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          1,304  $202,629,514.63        100.00%  39.16%    6.95%     648     73.10%       345        343     2

13. Amortization

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Amortization                  Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
FULL AM                         1,304  $202,629,514.63        100.00%  39.16%    6.95%     648     73.10%       345        343     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          1,304  $202,629,514.63        100.00%  39.16%    6.95%     648     73.10%       345        343     2

14. Lien Position

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Lien Position                 Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
1                               1,288  $201,490,201.18         99.44%  39.14%    6.94%     648     73.09%       346        343     2
2                                  16     1,139,313.45          0.56   42.13    9.894      623     74.55        325        323     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          1,304  $202,629,514.63        100.00%  39.16%    6.95%     648     73.10%       345        343     2

15. Prepayment Penalty Term

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Prepayment Penalty Term       Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
0                                 268   $32,363,167.70         15.97%  39.03%    7.48%     640     74.00%       338        336     2
12                                249    57,001,845.28         28.13   39.64    6.662      653     72.07        345        343     2
24                                 21     2,031,303.28             1   37.67    7.568      660      78.7        343        341     2
30                                  6     1,433,245.91          0.71   38.59    6.999      660     72.41        360        358     2
36                                760   109,799,952.46         54.19   38.99    6.936      647     73.26        348        345     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          1,304  $202,629,514.63        100.00%  39.16%    6.95%     648     73.10%       345        343     2

16. Geographic Distribution

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Geographic Distribution       Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
New York                          216   $52,332,286.90         25.83%  39.83%    6.66%     652     72.25%       345        342     2
California                        185    36,676,258.06          18.1   41.66    6.604      651     71.71        351        349     2
Massachussetts                    120    22,553,506.42         11.13   38.98     6.56      652     67.17        348        345     2
Texas                             109     9,912,598.15          4.89   38.49     7.65      633     75.08        326        323     2
Florida                            93     9,828,402.33          4.85    37.4    7.589      634     74.25        341        338     2
New Jersey                         43     7,593,846.82          3.75   37.98    7.159      655      75.4        357        354     2
Pennsylvania                       61     7,472,094.46          3.69   37.07     7.03      636     75.42        337        335     2
Rhode Island                       39     5,692,461.62          2.81   37.36    6.744      640     68.11        349        346     2
Connecticut                        30     4,752,141.17          2.35   35.87     6.81      649     71.53        360        358     2
Georgia                            37     4,132,043.85          2.04   41.07    7.614      662     78.98        349        347     2
Michigan                           40     3,646,032.50           1.8   39.36    8.066      652     77.42        348        346     2
Ohio                               35     3,640,088.84           1.8   34.68    7.524      645     82.64        347        345     2
North Carolina                     29     3,610,079.27          1.78   38.08    7.501      637     75.78        331        329     2
Virginia                           23     3,196,118.50          1.58   38.88    7.547      642     82.61        347        345     2
New Hampshire                      18     3,136,789.24          1.55   34.98    6.346      662     73.84        352        350     2
Illinois                           28     2,920,125.34          1.44   37.87    7.535      618      71.2        326        324     2
Maryland                           16     2,430,983.07           1.2   40.93    8.424      598     73.11        354        352     2
Maine                              20     2,140,366.89          1.06   35.77    6.909      644     67.69        341        339     2
Washington                         12     1,838,476.84          0.91   42.82    7.215      642     79.21        360        358     2
Colorado                           13     1,608,522.97          0.79   37.32     6.78      685     82.07        360        358     2
Arizona                            10     1,216,623.15           0.6   41.19     7.57      626     73.59        342        340     2
Nevada                              7     1,141,420.24          0.56   36.87    6.483      667     69.52        360        358     2
Minnesota                           9     1,037,121.63          0.51   43.22    7.192      630      72.4        345        343     2
Missouri                           11       921,428.39          0.45   37.36     7.22      642     82.68        360        358     2
South Carolina                     10       904,226.43          0.45   38.03    7.638      624     82.78        332        330     2
Indiana                            10       883,236.11          0.44   35.48    7.354      694     85.64        327        324     2
Tennessee                          12       762,959.43          0.38   31.07    8.048      648     78.84        298        295     2
Alabama                             9       705,350.26          0.35   38.38    7.911      656     86.61        298        296     2
Louisiana                           9       692,576.38          0.34   37.16    8.511      634     81.17        331        329     2
Vermont                             6       664,804.94          0.33   37.12    6.411      666     72.28        360        358     2
Kentucky                            7       522,783.83          0.26   39.72    7.712      654     77.33        360        358     2
Oregon                              3       471,334.39          0.23   39.78    7.073      670     78.04        360        357     3
Alaska                              3       440,420.32          0.22   45.06     7.69      704     92.72        278        276     2
Oklahoma                            4       439,665.81          0.22   36.68    8.429      671     91.06        360        358     2
Delaware                            3       412,331.09           0.2   30.56    7.032      635     81.67        322        320     2
Wyoming                             5       410,432.85           0.2   39.68    6.732      628     72.71        360        358     2
Idaho                               2       392,123.36          0.19      33    7.399      631     68.99        360        358     2
Iowa                                3       369,249.06          0.18   44.41    7.786      629      74.3        325        323     2
Wisconsin                           4       346,890.11          0.17   38.42    8.221      656     86.21        360        357     3
Mississippi                         4       257,525.91          0.13    33.9     8.54      610     81.27        290        288     2
South Dakota                        2       221,099.52          0.11   24.98    6.664      629     58.22        360        358     2
Nebraska                            2       197,001.35           0.1    40.1    8.415      650     88.31        360        358     2
North Dakota                        1        55,331.70          0.03   34.59     11.1      554        65        180        178     2
Arkansas                            1        50,355.13          0.02   28.26     9.99      578        80        360        358     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          1,304  $202,629,514.63        100.00%  39.16%    6.95%     648     73.10%       345        343     2

ABFC 2004-OPT4
Loans With MI

1. Mortgage Coupons

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Mortgage Coupons              Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
4.501 - 5.000                      23    $4,507,042.76          0.68%  43.53%    4.87%     668     74.46%       360        358     2
5.001 - 5.500                      97    21,111,858.25           3.2   39.91    5.332      663     77.18        359        357     2
5.501 - 6.000                     437    94,432,673.71          14.3   39.45     5.85      655     77.01        355        353     2
6.001 - 6.500                     504    90,706,971.30         13.73   39.43    6.311      640     79.53        357        354     2
6.501 - 7.000                     775   140,165,051.71         21.22   38.75      6.8      621     80.21        356        354     2
7.001 - 7.500                     703   110,603,962.86         16.75   38.37    7.291      608      80.6        358        356     2
7.501 - 8.000                     601    85,091,374.35         12.88   38.33    7.785      586     79.85        357        355     2
8.001 - 8.500                     389    48,805,922.68          7.39   37.41    8.278      575     79.94        356        354     2
8.501 - 9.000                     308    37,432,591.46          5.67   37.92    8.768      562     79.27        356        353     2
9.001 - 9.500                     119    13,267,277.87          2.01   39.11    9.263      550     77.93        354        352     2
9.501 - 10.000                     92     9,330,855.51          1.41   37.84    9.784      547     77.82        352        350     2
10.001 - 10.500                    36     3,514,777.68          0.53    39.1   10.326      537     74.48        334        331     3
10.501 - 11.000                    14     1,479,935.64          0.22   38.85   10.724      536     71.82        360        358     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          4,098  $660,450,295.78        100.00%  38.75%    7.09%     614     79.34%       356        354     2

2. Combined Original LTV

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Combined Original LTV         Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
60.01 - 65.00                     304   $48,759,940.05          7.38%  38.39%    7.12%     590     63.51%       356        354     2
65.01 - 70.00                     384    62,829,819.13          9.51   38.11    6.953      595     68.69        354        352     2
70.01 - 75.00                     550    94,031,060.53         14.24   38.94    7.198      582     74.06        356        354     2
75.01 - 80.00                   1,743   271,701,687.63         41.14   39.28    7.035      609     79.67        357        355     2
80.01 - 85.00                     325    52,267,163.81          7.91   38.06    7.044      634     84.35        357        355     2
85.01 - 90.00                     511    87,790,012.93         13.29   38.07    7.124      650     89.66        356        354     2
90.01 - 95.00                     253    38,540,986.34          5.84   38.56    7.265      660     94.55        358        355     2
95.01 - 100.00                     28     4,529,625.36          0.69    37.8    7.587      704     99.91        358        355     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          4,098  $660,450,295.78        100.00%  38.75%    7.09%     614     79.34%       356        354     2

3. Principal Balance

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Principal Balance             Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
less than 50,000.00                45    $2,244,592.50          0.34%  31.92%    8.31%     587     73.60%       336        334     2
50,000.01 - 75,000.00             602    38,238,928.95          5.79   35.15    7.982      600      79.6        350        347     2
75,000.01 - 100,000.00            631    55,244,089.87          8.36   36.12    7.611      606     80.21        353        351     2
100,000.01 - 125,000.00           586    65,489,777.78          9.92   37.81    7.401      609     79.91        356        353     2
125,000.01 - 150,000.00           495    67,952,670.81         10.29   37.51    7.122      612     79.81        356        353     2
150,000.01 - 175,000.00           355    57,515,378.73          8.71   39.56    7.091      605     78.44        357        355     2
175,000.01 - 200,000.00           332    61,953,772.03          9.38   38.31     7.02      607     78.65        358        356     2
200,000.01 - 225,000.00           236    50,287,223.68          7.61   39.73    6.896      609      78.2        359        356     2
225,000.01 - 250,000.00           183    43,511,873.84          6.59   39.08      6.9      614     77.82        359        357     2
250,000.01 - 275,000.00           134    35,158,188.63          5.32   40.11    6.806      619     78.98        358        355     2
275,000.01 - 300,000.00           123    35,159,933.24          5.32   39.88    6.769      606      78.1        360        358     2
300,000.01 - 325,000.00            85    26,608,914.29          4.03   40.56    6.871      617      79.9        359        356     2
325,000.01 - 350,000.00            70    23,597,062.45          3.57   40.12    6.889      631     82.28        357        355     2
350,000.01 - 375,000.00            55    19,910,131.25          3.01   40.49    6.712      642     80.45        357        354     2
375,000.01 - 400,000.00            37    14,340,661.97          2.17    40.2    6.858      629     80.11        360        358     2
400,000.01 - 425,000.00            25    10,312,416.09          1.56   40.53    6.582      645     81.49        360        358     2
425,000.01 - 450,000.00            21     9,146,372.00          1.38    37.7    6.587      665     80.81        351        349     2
450,000.01 - 475,000.00            17     7,911,360.94           1.2    40.2    6.717      625     79.62        350        347     2
475,000.01 - 500,000.00            28    13,684,524.61          2.07    42.3    6.771      638     79.86        354        351     2
500,000.01 - 525,000.00             4     2,062,495.47          0.31   40.96    6.207      670     83.05        360        358     2
525,000.01 - 550,000.00            11     5,949,432.03           0.9   40.51    6.433      616     79.47        344        341     2
550,000.01 - 575,000.00             4     2,260,572.12          0.34   43.82    6.126      670     73.12        360        358     2
575,000.01 - 600,000.00             9     5,359,825.05          0.81   40.32    6.978      584     77.35        360        357     3
600,000.01 - 625,000.00             2     1,217,424.51          0.18   44.26     6.85      623     77.44        360        358     2
625,000.01 - 650,000.00             4     2,550,031.37          0.39   38.22     6.78      637     82.49        360        358     2
650,000.01 - 675,000.00             2     1,348,190.94           0.2    43.8     8.05      635     84.38        360        358     2
675,000.01 - 700,000.00             1       688,454.98           0.1   51.61     6.95      529        80        360        358     2
725,000.01 - 750,000.00             1       745,995.65          0.11   53.08     6.59      588        80        360        357     3
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          4,098  $660,450,295.78        100.00%  38.75%    7.09%     614     79.34%       356        354     2

4. Original Term to Maturity

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Original Term to Maturity     Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
120                                 3      $171,801.94          0.03%  40.71%    7.56%     664     73.67%       120        117     3
180                                83     9,986,000.59          1.51   36.73    7.347      634     77.67        180        177     3
240                                39     4,617,633.14           0.7   38.48    7.053      635     78.31        240        238     2
360                             3,973   645,674,860.11         97.76   38.78    7.082      613     79.37        360        358     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          4,098  $660,450,295.78        100.00%  38.75%    7.09%     614     79.34%       356        354     2

5. Remaining Term to Maturity

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Remaining Term to Maturity    Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
116 - 120                           3      $171,801.94          0.03%  40.71%    7.56%     664     73.67%       120        117     3
176 - 180                          83     9,986,000.59          1.51   36.73    7.347      634     77.67        180        177     3
231 - 235                           1        94,104.74          0.01   35.57     7.25      693       100        240        235     5
236 - 240                          38     4,523,528.40          0.68   38.55    7.048      634     77.85        240        238     2
351 - 355                           2       427,794.77          0.06   40.43    6.905      635     77.64        360        355     5
356 - 360                       3,971   645,247,065.34          97.7   38.78    7.082      613     79.38        360        358     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          4,098  $660,450,295.78        100.00%  38.75%    7.09%     614     79.34%       356        354     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
W.A.: 354.0 months
Lowest: 117 months
Highest: 359 months

6. Credit Score

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Credit Score                  Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
801 - 850                           3      $538,761.63          0.08%  48.28%    6.39%     804     79.96%       360        358     2
751 - 800                          67    12,480,068.72          1.89   38.94    6.428      772     83.88        350        347     3
701 - 750                         267    48,572,574.97          7.35   38.09    6.592      721     83.57        358        356     3
651 - 700                         789   136,761,365.46         20.71   39.04    6.581      672     82.19        355        352     2
601 - 650                       1,103   179,938,146.51         27.24   38.45    6.721      626     79.83        356        353     2
551 - 600                         903   136,724,581.01          20.7    38.4    7.427      577     78.11        357        355     2
501 - 550                         925   138,880,521.59         21.03   39.34    7.911      527     75.33        358        356     2
451 - 500                          21     3,923,115.61          0.59   41.08    7.848      500     75.41        360        358     2
0                                  20     2,631,160.28           0.4   35.64    8.238        0     79.23        360        358     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          4,098  $660,450,295.78        100.00%  38.75%    7.09%     614     79.34%       356        354     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
W.A.: 614
Lowest: 500
Highest: 813

7. Credit Grade

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Credit Grade                  Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
A                                 438   $69,418,442.27         10.51%  38.39%    7.43%     556     77.93%       357        355     2
AA                              1,630   284,911,262.52         43.14   39.33    6.731      622     78.95        355        352     2
AA+                               317    46,319,241.94          7.01   38.06    7.342      698     87.58        354        352     2
B                                 481    70,868,974.30         10.73   39.01    7.946      540     75.67        359        356     2
C                                 135    20,536,830.34          3.11   41.06    8.459      543     72.16        360        358     2
CC                                 51     7,551,265.57          1.14   37.99    9.504      547     65.69        360        358     2
NG                              1,046   160,844,278.84         24.35   37.68    6.827      644     81.44        358        356     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          4,098  $660,450,295.78        100.00%  38.75%    7.09%     614     79.34%       356        354     2

8. Property Type

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Property Type                 Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Single Family                   3,210  $493,034,457.44         74.65%  38.50%    7.13%     607     79.02%       356        354     2
Multi Family - 2 Units            252    56,979,130.05          8.63   40.17    6.783      637     79.93        358        355     2
PUD                               259    47,767,004.12          7.23   39.57    7.108      612     80.95        360        357     2
Low Rise Condo                    165    23,472,862.68          3.55   38.11    7.069      625     79.74        354        351     2
Multi Family - 3 Units             96    22,572,536.40          3.42   38.54    6.932      657     80.74        357        355     2
Multi Family - 4 Units             43     8,683,609.34          1.31    39.8    7.089      681     80.73        360        357     3
MF Housing                         64     6,578,675.60             1    41.6    7.215      648      79.2        351        349     2
High Rise Condo                     9     1,362,020.15          0.21   35.17    7.023      667     77.29        360        358     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          4,098  $660,450,295.78        100.00%  38.75%    7.09%     614     79.34%       356        354     2

9. Occupancy Status

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Occupancy Status              Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Owner Occupied                  3,755  $613,433,056.48         92.88%  38.92%    7.06%     610     79.26%       356        354     2
Investor                          304    41,895,536.26          6.34   36.68    7.481      665     80.09        357        355     2
Second Home                        39     5,121,703.04          0.78   34.88    6.793      641     82.89        350        348     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          4,098  $660,450,295.78        100.00%  38.75%    7.09%     614     79.34%       356        354     2

10. Documentation

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Documentation                 Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Full Documentation              2,689  $389,224,082.12         58.93%  39.14%    7.10%     611     79.92%       357        354     2
Stated Income Documentation     1,378   266,059,275.93         40.28   38.16    7.059      615     78.39        356        353     3
No Doc                             20     3,597,479.27          0.54       0    7.665      721     86.71        357        354     3
Lite Documentation                 11     1,569,458.46          0.24   39.17    7.342      617     77.74        360        358     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          4,098  $660,450,295.78        100.00%  38.75%    7.09%     614     79.34%       356        354     2

11. Loan Purpose

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Loan Purpose                  Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
C/O Refi                        2,383  $393,487,585.21         59.58%  38.80%    7.09%     597     77.18%       355        353     2
Purchase                        1,256   195,407,549.21         29.59   38.29    7.032      648     83.46        359        357     2
R/T Refi                          459    71,555,161.36         10.83    39.7    7.188      611     79.95        356        354     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          4,098  $660,450,295.78        100.00%  38.75%    7.09%     614     79.34%       356        354     2

12. Product Type

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Product Type                  Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
2/28/6/6ML FULL AM              2,880  $462,923,066.47         70.09%  38.61%    7.14%     600     79.65%       360        358     2
30 YR FIXED FULL AM               901   151,421,064.25         22.93   39.48     6.95      653     78.57        360        358     2
3/27/6/6ML FULL AM                185    30,227,338.78          4.58   37.81    6.871      611     79.05        360        358     2
15 YR FIXED FULL AM                60     7,326,026.41          1.11   37.41    7.332      648     76.86        180        178     2
20 YR FIXED FULL AM                39     4,617,633.14           0.7   38.48    7.053      635     78.31        240        238     2
2/13/6/6ML FULL AM                 22     2,166,673.26          0.33   35.24    7.611      580     78.28        180        178     2
0.5/29.5/6/6ML FULL AM              3       601,738.60          0.09   44.02    6.559      577     69.78        360        358     2
15/15/6/6ML FULL AM                 4       501,652.01          0.08   39.15    7.266      676     93.06        360        358     2
3/12/6/6ML FULL AM                  1       493,300.92          0.07   33.23      6.4      663     86.96        180        176     4
10 YR FIXED FULL AM                 3       171,801.94          0.03   40.71    7.557      664     73.67        120        117     3
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          4,098  $660,450,295.78        100.00%  38.75%    7.09%     614     79.34%       356        354     2

13. Amortization

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Amortization                  Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
FULL AM                         4,098  $660,450,295.78        100.00%  38.75%    7.09%     614     79.34%       356        354     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          4,098  $660,450,295.78        100.00%  38.75%    7.09%     614     79.34%       356        354     2

14. Lien Position

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Lien Position                 Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
1                               4,098  $660,450,295.78        100.00%  38.75%    7.09%     614     79.34%       356        354     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          4,098  $660,450,295.78        100.00%  38.75%    7.09%     614     79.34%       356        354     2

15. Prepayment Penalty Term

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Prepayment Penalty Term       Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
0                               1,125  $179,241,251.11         27.14%  38.88%    7.25%     606     79.15%       355        353     2
12                                232    55,043,546.82          8.33   39.76    6.779      647     77.99        352        350     2
24                              2,019   317,322,940.29         48.05   38.49    7.095      601     79.88        359        357     2
30                                  9     2,301,629.82          0.35    39.8     7.09      628     73.76        360        357     3
36                                713   106,540,927.74         16.13   38.73    6.944      645     78.87        352        350     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          4,098  $660,450,295.78        100.00%  38.75%    7.09%     614     79.34%       356        354     2

16. Geographic Distribution

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Geographic Distribution       Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
California                        498  $116,845,930.26         17.69%  40.74%    6.76%     612     77.86%       358        356     2
New York                          393   102,458,688.46         15.51   39.71    6.823      627     78.06        354        352     2
Massachussetts                    283    63,836,595.66          9.67   38.69    6.562      629      78.4        357        355     2
Florida                           381    47,510,924.33          7.19   36.89    7.469      603      80.5        357        355     2
Texas                             319    35,345,061.34          5.35   38.25    7.477      596     79.52        349        347     2
Illinois                          183    25,464,120.08          3.86   39.07    7.496      592     80.33        356        354     2
New Jersey                        126    24,227,228.63          3.67    39.3    7.212      615     79.38        358        356     2
Virginia                          135    19,959,158.91          3.02   38.37    7.493      605     80.29        358        356     2
Pennsylvania                      142    19,320,736.58          2.93   36.26    7.101      620     81.36        356        354     2
Connecticut                       109    15,796,200.81          2.39    38.9    7.074      620     78.66        360        358     2
Michigan                          139    15,309,185.31          2.32   38.22     7.76      605     81.11        358        356     2
Maryland                           83    14,677,218.67          2.22   37.45    7.519      589     78.22        358        356     2
Ohio                              141    13,833,681.12          2.09   35.16    7.611      609     81.71        355        353     2
Georgia                           115    13,229,632.48             2   37.71    7.784      614     82.39        355        353     2
Rhode Island                       68    11,479,521.14          1.74   39.33    6.814      614     76.91        360        358     2
Colorado                           73    10,853,342.82          1.64   38.71    6.621      621     81.13        360        358     2
North Carolina                     80     9,913,129.55           1.5   38.51    7.643      607     78.93        347        345     2
Minnesota                          63     9,548,189.86          1.45   39.32    6.977      599      81.2        360        358     2
New Hampshire                      51     8,679,259.76          1.31   38.59    6.708      628     77.94        359        357     2
Arizona                            63     8,494,108.37          1.29   36.32    7.183      614     82.09        357        355     2
Washington                         49     7,727,509.35          1.17   40.94    7.343      593      77.7        360        358     2
Wisconsin                          64     7,199,553.39          1.09   38.23     7.09      629     82.87        360        358     2
Missouri                           65     6,652,219.82          1.01   36.37    7.648      616     82.86        360        358     2
Maine                              52     6,555,678.69          0.99   36.54    6.884      629     78.09        355        353     2
Nevada                             35     5,915,953.24           0.9   40.41    6.954      610     79.44        360        357     3
Indiana                            68     5,914,488.84           0.9   37.15     7.19      613     81.51        353        350     2
Tennessee                          45     4,471,736.53          0.68   34.74    7.564      603     82.12        346        344     2
Louisiana                          39     3,748,702.93          0.57   35.65    7.868      607     81.69        355        352     2
Oregon                             17     2,628,442.01           0.4   38.47    7.166      607     80.68        360        357     3
Kentucky                           30     2,513,081.03          0.38   35.93    7.719      603     80.55        360        358     2
South Carolina                     19     2,356,754.01          0.36   37.27     7.19      609     81.24        349        347     2
Alabama                            28     2,308,266.39          0.35   37.24    7.854      614     83.69        336        334     2
Vermont                            18     2,274,777.65          0.34   38.08    7.339      607     78.73        360        358     2
Delaware                           14     2,082,956.32          0.32   33.25     6.98      596     79.16        353        350     2
Iowa                               21     1,851,669.67          0.28   35.61    7.426      610     83.54        353        351     2
Kansas                             15     1,610,652.16          0.24   39.56    7.135      637     88.76        360        358     2
Idaho                              10     1,105,389.42          0.17   35.06    7.002      622     77.15        360        358     2
Oklahoma                           11     1,102,074.33          0.17   41.11     7.99      621     86.95        350        348     2
Nebraska                           10     1,033,828.47          0.16   34.74    7.724      595     85.14        360        358     2
Wyoming                            10       962,402.32          0.15   37.05    6.532      640     83.55        360        358     2
Mississippi                         9       668,720.32           0.1   35.99    9.164      575     83.18        333        331     2
Alaska                              4       615,945.05          0.09   44.37    7.365      677     87.55        301        299     3
Montana                             5       596,577.69          0.09   34.32    7.196      627     81.81        360        358     2
Utah                                4       513,811.38          0.08   40.42    7.489      606     85.02        360        358     2
Hawaii                              2       481,494.91          0.07   40.48    7.591      566     74.34        360        358     2
Arkansas                            6       417,516.19          0.06   36.46    8.402      583     79.82        360        358     2
South Dakota                        2       288,474.56          0.04   34.81    6.533      629     70.72        360        358     2
West Virginia                       1        69,704.97          0.01   27.54     8.49      577        70        360        358     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          4,098  $660,450,295.78        100.00%  38.75%    7.09%     614     79.34%       356        354     2

17. Gross Margin

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Gross Margin                  Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
2.501 - 3.000                       5    $1,189,849.63          0.24%  43.51%    5.10%     678     75.02%       360        358     2
3.001 - 3.500                      56    10,657,345.91          2.14   41.07    5.409      666     73.85        360        358     2
3.501 - 4.000                     213    45,142,928.37          9.08   39.23    5.897      646        77        360        358     2
4.001 - 4.500                     395    72,306,340.26         14.55   39.08    6.328      636     79.41        360        358     2
4.501 - 5.000                     556    95,858,954.02         19.29   38.16    6.778      623     81.45        358        356     2
5.001 - 5.500                     595    95,136,760.78         19.15   38.55    7.143      591     80.42        359        357     2
5.501 - 6.000                     467    68,885,356.69         13.86   38.61    7.542      573     80.02        359        357     2
6.001 - 6.500                     330    46,052,368.31          9.27   38.13    7.974      563     79.18        358        356     2
6.501 - 7.000                     246    33,649,579.72          6.77   37.42    8.274      558     80.21        359        357     2
7.001 - 7.500                     107    13,977,149.23          2.81   37.81    8.933      552     77.79        357        354     2
7.501 - 8.000                      84     9,712,039.27          1.95   38.61    9.334      544     75.45        359        357     2
8.001 - 8.500                      23     2,044,012.55          0.41   37.78    9.796      530     77.39        353        351     2
8.501 - 9.000                      14     1,949,163.02          0.39   36.58    9.737      540     78.22        360        357     3
9.001 - 9.500                       2       201,251.19          0.04    40.4    9.957      510     70.57        360        357     3
9.501 - 10.000                      2       150,671.09          0.03   40.76   10.192      518        65        360        358     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          3,095  $496,913,770.04        100.00%  38.54%    7.12%     601     79.62%       359        357     2

18. Initial Cap

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Initial Cap                   Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
1                                   3      $601,738.60          0.12%  44.02%    6.56%     577     69.78%       360        358     2
2                                   2       658,601.50          0.13   35.63    8.596      520     73.67        360        357     3
3                               3,090   495,653,429.94         99.75   38.54    7.123      601     79.64        359        357     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          3,095  $496,913,770.04        100.00%  38.54%    7.12%     601     79.62%       359        357     2

19. Periodic Cap

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Periodic Cap                  Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
1                               3,084  $494,834,267.30         99.58%  38.55%    7.12%     601     79.66%       359        357     2
1.5                                11     2,079,502.74          0.42   37.87    8.128      576     71.06        360        356     4
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          3,095  $496,913,770.04        100.00%  38.54%    7.12%     601     79.62%       359        357     2

20. Maximum Rate

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Maximum Rate                  Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
10.501 - 11.000                    21    $3,689,498.49          0.74%  42.21%    4.86%     658     75.92%       360        358     2
11.001 - 11.500                    85    18,282,519.44          3.68   40.42    5.316      656     77.83        360        358     2
11.501 - 12.000                   279    59,065,456.32         11.89   39.28    5.836      642     78.31        359        357     2
12.001 - 12.500                   367    66,066,508.72          13.3   38.93    6.308      629     80.12        359        356     2
12.501 - 13.000                   593   105,956,431.76         21.32   38.54    6.805      611     81.03        359        357     2
13.001 - 13.500                   550    87,009,341.08         17.51   38.37    7.293      594     80.33        359        357     2
13.501 - 14.000                   457    66,113,555.09          13.3   38.18    7.783      572     79.35        359        357     2
14.001 - 14.500                   297    37,964,421.36          7.64   37.16    8.268      566     79.85        359        357     2
14.501 - 15.000                   247    30,810,175.80           6.2   37.91    8.726      552     78.15        360        358     2
15.001 - 15.500                    97    11,152,693.49          2.24   38.52    9.249      546      77.8        356        354     2
15.501 - 16.000                    69     7,319,387.90          1.47      38    9.712      543     76.99        354        352     2
16.001 - 16.500                    25     2,387,641.81          0.48   37.34    10.36      527     73.65        360        358     2
16.501 - 17.000                     6       822,335.90          0.17   38.91   10.661      526     69.85        360        358     2
17.001 - 17.500                     1       184,931.87          0.04   49.11     10.2      536        65        360        356     4
17.501 - 18.000                     1        88,871.01          0.02   28.35    10.99      502     64.96        360        356     4
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          3,095  $496,913,770.04        100.00%  38.54%    7.12%     601     79.62%       359        357     2

21. Minimum Rate

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Minimum Rate                  Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
4.501 - 5.000                      23    $4,148,460.34          0.83%  41.52%    5.16%     651     76.37%       360        358     2
5.001 - 5.500                      86    18,580,697.58          3.74   40.46    5.329      656     77.86        360        358     2
5.501 - 6.000                     279    59,065,456.32         11.89   39.28    5.836      642     78.31        359        357     2
6.001 - 6.500                     367    66,063,577.19         13.29   38.95    6.306      629     80.11        359        356     2
6.501 - 7.000                     591   105,218,527.19         21.17   38.53    6.799      611     80.97        359        357     2
7.001 - 7.500                     547    86,292,807.49         17.37   38.36    7.293      594     80.33        359        357     2
7.501 - 8.000                     463    67,723,746.38         13.63   38.15    7.784      572     79.35        359        357     2
8.001 - 8.500                     300    38,549,741.30          7.76   37.11    8.271      566     79.84        359        357     2
8.501 - 9.000                     244    29,948,344.21          6.03   38.08    8.763      550      78.2        360        358     2
9.001 - 9.500                      96    10,988,660.53          2.21   38.59     9.26      545     77.92        356        354     2
9.501 - 10.000                     66     6,849,970.92          1.38   37.78    9.781      544     77.59        354        352     2
10.001 - 10.500                    26     2,572,573.68          0.52   38.18   10.348      527     73.03        360        357     3
10.501 - 11.000                     7       911,206.91          0.18   37.88   10.693      523     69.38        360        358     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          3,095  $496,913,770.04        100.00%  38.54%    7.12%     601     79.62%       359        357     2

22. Next Rate Adjustment Date

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Next Rate Adjustment Date     Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
September 1, 2004                   1      $147,630.33          0.03%  49.88%    6.95%     550     80.00%       360        357     3
October 1, 2004                     2       454,108.27          0.09   42.12    6.432      586     66.46        360        358     2
January 1, 2006                     2       427,794.77          0.09   40.43    6.905      635     77.64        360        355     5
February 1, 2006                   60    11,747,289.28          2.36   40.17    7.342      627     78.72        359        355     4
March 1, 2006                     871   149,428,389.11         30.07   39.45    7.157      611      79.5        359        356     3
April 1, 2006                   1,968   303,421,724.44         61.06   38.11    7.127      594     79.76        359        357     2
April 2, 2006                       1        64,542.13          0.01   29.05      7.6      638        85        360        359     1
February 1, 2007                    2       760,567.03          0.15   35.76    6.945      617     84.51        243        239     4
March 1, 2007                      53     8,092,679.63          1.63   36.94    6.968      605     78.25        360        357     3
April 1, 2007                     131    21,867,393.04           4.4   38.11    6.821      614     79.34        360        358     2
April 1, 2019                       4       501,652.01           0.1   39.15    7.266      676     93.06        360        358     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                          3,095  $496,913,770.04        100.00%  38.54%    7.12%     601     79.62%       359        357     2

ABFC 2004-OPT4
Loans Without MI

1. Mortgage Coupons

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Mortgage Coupons              Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
4.001 - 4.500                       1      $390,466.98          0.28%  22.04%    4.50%     702     59.32%       360        358     2
4.501 - 5.000                      13     3,269,422.09          2.33   44.42     4.87      631     51.31        360        358     2
5.001 - 5.500                      22     3,414,595.40          2.43   39.25     5.36      625     55.61        360        358     2
5.501 - 6.000                     122    21,530,436.96         15.35   39.93    5.888      642     55.89        348        346     2
6.001 - 6.500                     121    21,255,280.02         15.15   39.24    6.311      616     58.22        345        342     2
6.501 - 7.000                     156    25,290,524.08         18.03   39.34    6.799      595     62.98        356        354     2
7.001 - 7.500                     116    18,750,129.39         13.37    41.3    7.317      574     65.91        351        349     2
7.501 - 8.000                     141    19,859,344.40         14.16   41.99    7.794      574     72.02        353        351     2
8.001 - 8.500                      64     7,855,480.14           5.6   39.05    8.297      564     69.87        356        354     2
8.501 - 9.000                      68     8,324,020.21          5.93   39.64    8.801      553     72.19        358        355     2
9.001 - 9.500                      38     3,645,954.57           2.6   39.17     9.27      549     70.53        348        346     2
9.501 - 10.000                     29     3,199,507.69          2.28   41.73    9.765      548     68.84        355        353     2
10.001 - 10.500                    16     1,356,807.95          0.97    36.2   10.358      546     68.38        360        358     2
10.501 - 11.000                    14     1,219,458.32          0.87    41.5   10.717      549     70.72        352        350     2
11.001 - 11.500                     8       514,476.60          0.37   35.23   11.227      559     66.18        341        339     2
11.501 - 12.000                     4       242,734.32          0.17   35.87   11.737      554     65.13        360        358     2
12.001 - 12.500                     1        59,968.78          0.04   43.48    12.45      519        71        360        358     2
13.001 - 13.500                     1       100,933.81          0.07   47.33    13.25      586     73.01        360        357     3
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                            935  $140,279,541.71        100.00%  40.15%    7.14%     594     63.79%       352        350     2

2. Combined Original LTV

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Combined Original LTV         Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
10.01 - 15.00                       1       $49,912.81          0.04%  29.30%    6.70%     565     12.82%       360        358     2
15.01 - 20.00                      14       966,868.09          0.69   38.03    7.059      595     16.97        340        337     2
20.01 - 25.00                      11       891,641.56          0.64   35.95    7.285      587     22.42        360        358     2
25.01 - 30.00                      30     3,609,122.67          2.57   38.05    6.882      606      28.1        348        345     3
30.01 - 35.00                      23     2,222,314.20          1.58   38.32    6.968      571     32.91        353        351     2
35.01 - 40.00                      60     7,896,206.10          5.63   38.09    6.909      605     38.04        328        325     3
40.01 - 45.00                      78    10,565,894.49          7.53   37.83    6.709      609     42.97        344        341     2
45.01 - 50.00                      94    12,643,996.01          9.01   38.55    7.066      596     47.98        345        342     3
50.01 - 55.00                     120    19,358,324.69          13.8   38.94    6.854      593     52.71        349        346     2
55.01 - 60.00                     199    32,256,225.01         22.99    38.2    6.855      597     58.01        355        353     2
60.01 - 65.00                       4       286,706.52           0.2   39.29   11.084      598     64.49        325        323     2
65.01 - 70.00                       4       256,011.99          0.18   38.17    9.721      594     69.41        360        358     2
70.01 - 75.00                       3       232,104.78          0.17   45.04   12.445      555      73.1        360        358     2
75.01 - 80.00                       5       521,497.91          0.37   36.83    7.099      634     79.99        340        338     2
80.01 - 85.00                      36     5,800,458.18          4.13   45.27    7.572      569     84.28        358        355     2
85.01 - 90.00                     169    30,254,677.67         21.57   42.78    7.445      590     89.69        360        358     2
90.01 - 95.00                      77    11,540,378.10          8.23   44.88    7.791      581     94.88        360        358     2
95.01 - 100.00                      7       927,200.93          0.66   41.35    8.881      633     99.57        360        357     3
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                            935  $140,279,541.71        100.00%  40.15%    7.14%     594     63.79%       352        350     2

3. Principal Balance

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Principal Balance             Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
less than 50,000.00                39    $1,939,551.14          1.38%  32.54%    7.92%     575     42.46%       342        339     2
50,000.01 - 75,000.00             150     9,516,155.08          6.78   33.96    8.187      591     55.49        338        336     2
75,000.01 - 100,000.00            151    13,159,599.75          9.38   38.08    7.823      579     62.18        350        347     2
100,000.01 - 125,000.00           115    13,102,533.30          9.34   39.86    7.421      584     62.73        346        344     2
125,000.01 - 150,000.00           126    17,437,506.53         12.43   39.47    7.162      592     63.38        353        350     2
150,000.01 - 175,000.00            85    13,822,939.73          9.85   39.71    6.791      602     59.95        356        354     2
175,000.01 - 200,000.00            80    14,966,381.32         10.67   40.01    6.989      599     60.61        352        350     2
200,000.01 - 225,000.00            54    11,562,982.36          8.24   42.27    7.014      587     67.22        358        355     2
225,000.01 - 250,000.00            37     8,885,587.40          6.33   41.96    6.845      595     60.57        360        357     3
250,000.01 - 275,000.00            13     3,379,417.95          2.41   40.61    6.624      606     72.84        351        348     2
275,000.01 - 300,000.00            13     3,748,146.79          2.67   41.92     7.22      577     72.01        360        358     2
300,000.01 - 325,000.00            15     4,715,097.28          3.36   41.26    6.596      603      67.7        348        345     3
325,000.01 - 350,000.00            11     3,721,614.26          2.65   42.07    7.013      578     65.29        344        341     2
350,000.01 - 375,000.00            10     3,651,232.00           2.6   45.58    6.953      617     72.31        342        340     2
375,000.01 - 400,000.00            12     4,668,682.94          3.33   44.12    6.559      622      77.2        360        358     2
400,000.01 - 425,000.00             2       827,781.78          0.59   49.34    6.895      585     89.97        360        358     2
425,000.01 - 450,000.00             4     1,795,190.03          1.28   32.49     6.17      612     54.95        360        357     3
450,000.01 - 475,000.00             5     2,321,411.78          1.65   41.54    6.691      603     75.22        360        358     2
475,000.01 - 500,000.00             7     3,464,464.44          2.47   45.27    7.138      576      70.9        360        357     3
500,000.01 - 525,000.00             2     1,042,231.54          0.74    44.4    7.724      616     97.45        360        358     2
550,000.01 - 575,000.00             2     1,128,143.26           0.8   36.39    6.821      687     66.73        360        358     2
650,000.01 - 675,000.00             1       674,345.69          0.48   55.43     4.99      599      42.3        360        357     3
725,000.01 - 750,000.00             1       748,545.36          0.53   39.99     6.15      575     53.57        360        358     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                            935  $140,279,541.71        100.00%  40.15%    7.14%     594     63.79%       352        350     2

4. Original Term to Maturity

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Original Term to Maturity     Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
120                                 2      $118,138.46          0.08%  33.44%    7.22%     623     39.89%       120        118     2
180                                41     4,475,284.78          3.19   36.51    7.065      632     45.73        180        178     2
240                                18     2,254,496.01          1.61      38    6.535      648     47.92        240        238     2
360                               874   133,431,622.46         95.12   40.31    7.157      592     64.69        360        358     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                            935  $140,279,541.71        100.00%  40.15%    7.14%     594     63.79%       352        350     2

5. Remaining Term to Maturity

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Remaining Term to Maturity    Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
116 - 120                           2      $118,138.46          0.08%  33.44%    7.22%     623     39.89%       120        118     2
171 - 175                           1       127,830.75          0.09   18.61    6.475      746     47.27        180        175     5
176 - 180                          40     4,347,454.03           3.1   37.04    7.082      629     45.68        180        178     2
236 - 240                          18     2,254,496.01          1.61      38    6.535      648     47.92        240        238     2
351 - 355                           2       248,711.42          0.18   41.48    6.105      649     33.72        360        355     5
356 - 360                         872   133,182,911.04         94.94   40.31    7.159      592     64.74        360        358     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                            935  $140,279,541.71        100.00%  40.15%    7.14%     594     63.79%       352        350     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
W.A.: 349.7 months
Lowest: 117 months
Highest: 358 months

6. Credit Score

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Credit Score                  Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
801 - 850                           1      $129,727.90          0.09%  46.44%    5.75%     808     44.07%       360        358     2
751 - 800                           8       813,549.98          0.58   31.81    6.148      763     49.81        329        327     2
701 - 750                          25     4,328,539.51          3.09   35.85     5.83      726      49.5        330        327     3
651 - 700                          99    15,275,993.97         10.89   39.98    6.407      666        55        347        345     3
601 - 650                         246    41,524,456.55          29.6   39.51    6.639      623     67.14        349        347     2
551 - 600                         295    42,571,414.01         30.35   40.63    7.392      576     66.86        354        351     2
501 - 550                         250    34,215,146.10         24.39   41.02    7.964      529     62.54        358        356     2
451 - 500                           5       788,514.46          0.56   43.84    7.498      500     49.58        360        358     2
0                                   6       632,199.23          0.45   38.19    7.177        0      54.8        360        358     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                            935  $140,279,541.71        100.00%  40.15%    7.14%     594     63.79%       352        350     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
W.A.: 594
Lowest: 500
Highest: 808

7. Credit Grade

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Credit Grade                  Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
A                                 183   $25,713,024.33         18.33%  39.56%    7.41%     558     64.96%       359        356     2
AA                                457    70,954,020.22         50.58   41.33    6.785      611     65.39        350        348     2
AA+                                31     4,293,144.53          3.06   36.28    6.946      662     55.54        341        338     2
B                                  92    11,234,480.49          8.01   40.57    7.574      549     50.89        357        355     3
C                                  33     5,039,200.59          3.59    40.8    8.177      531     52.84        358        356     2
CC                                 42     5,546,559.64          3.95   40.33    9.414      557     51.88        360        358     2
NG                                 97    17,499,111.91         12.47   36.63    6.965      621     72.83        346        343     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                            935  $140,279,541.71        100.00%  40.15%    7.14%     594     63.79%       352        350     2

8. Property Type

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Property Type                 Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Single Family                     722  $106,012,202.63         75.57%  39.99%    7.15%     591     62.80%       351        348     2
Multi Family - 2 Units             64    11,036,742.73          7.87   39.88     6.82      608     58.04        353        350     2
Low Rise Condo                     61     8,642,784.48          6.16   40.48    7.341      586     74.43        360        358     2
PUD                                43     6,765,652.80          4.82   41.85    7.381      604     76.91        360        358     2
Multi Family - 3 Units             22     5,363,419.40          3.82   42.69    7.026      614     63.03        354        352     3
Multi Family - 4 Units             11     1,530,722.31          1.09   41.09    7.123      598      49.4        360        358     2
MF Housing                          9       633,763.72          0.45   29.55    7.396      608      73.7        360        358     2
High Rise Condo                     3       294,253.64          0.21   31.66    7.479      598     89.08        360        358     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                            935  $140,279,541.71        100.00%  40.15%    7.14%     594     63.79%       352        350     2

9. Occupancy Status

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Occupancy Status              Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Owner Occupied                    871  $129,955,592.69         92.64%  40.05%    7.14%     592     64.51%       352        350     2
Investor                           53     7,937,075.43          5.66   40.41    7.487      611     51.63        346        343     3
Second Home                        11     2,386,873.59           1.7   44.63    6.056      625     65.15        354        351     3
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                            935  $140,279,541.71        100.00%  40.15%    7.14%     594     63.79%       352        350     2

10. Documentation

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Documentation                 Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Full Documentation                587   $80,703,176.79         57.53%  41.52%    7.35%     584     67.28%       353        351     2
Stated Income Documentation       344    59,153,326.48         42.17   38.27    6.856      607     59.01        350        348     3
Lite Documentation                  1       223,697.79          0.16    46.1     7.99      550     82.35        360        358     2
No Doc                              3       199,340.65          0.14       0    6.897      669     48.15        360        357     3
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                            935  $140,279,541.71        100.00%  40.15%    7.14%     594     63.79%       352        350     2

11. Loan Purpose

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Loan Purpose                  Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
C/O Refi                          726  $109,097,589.05         77.77%  39.51%    7.08%     593     60.81%       351        348     2
R/T Refi                           97    16,012,802.68         11.41   41.22    7.235      592     69.92        353        351     2
Purchase                          112    15,169,149.98         10.81   43.58    7.527      601     78.78        360        358     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                            935  $140,279,541.71        100.00%  40.15%    7.14%     594     63.79%       352        350     2

12. Product Type

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Product Type                  Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
2/28/6/6ML FULL AM                598   $94,843,155.15         67.61%  40.92%    7.29%     579     69.48%       360        358     2
30 YR FIXED FULL AM               245    32,633,911.75         23.26   38.53    6.879      628     51.33        360        358     2
3/27/6/6ML FULL AM                 30     5,707,301.34          4.07   40.35    6.578      599     62.52        360        358     2
15 YR FIXED FULL AM                36     4,086,442.67          2.91   36.92    7.067      631     46.07        180        178     2
20 YR FIXED FULL AM                18     2,254,496.01          1.61      38    6.535      648     47.92        240        238     2
2/13/6/6ML FULL AM                  4       261,011.36          0.19   38.92    7.313      600     39.56        180        178     2
0.5/29.5/6/6ML FULL AM              1       247,254.22          0.18   38.11     5.99      638     39.37        360        357     3
3/12/6/6ML FULL AM                  1       127,830.75          0.09   18.61    6.475      746     47.27        180        175     5
10 YR FIXED FULL AM                 2       118,138.46          0.08   33.44    7.216      623     39.89        120        118     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                            935  $140,279,541.71        100.00%  40.15%    7.14%     594     63.79%       352        350     2

13. Amortization

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Amortization                  Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
FULL AM                           935  $140,279,541.71        100.00%  40.15%    7.14%     594     63.79%       352        350     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                            935  $140,279,541.71        100.00%  40.15%    7.14%     594     63.79%       352        350     2

14. Lien Position

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Lien Position                 Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
1                                 919  $139,140,228.26         99.19%  40.13%    7.12%     594     63.70%       352        350     2
2                                  16     1,139,313.45          0.81   42.13    9.894      623     74.55        325        323     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                            935  $140,279,541.71        100.00%  40.15%    7.14%     594     63.79%       352        350     2

15. Prepayment Penalty Term

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Prepayment Penalty Term       Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
0                                 225   $34,599,487.95         24.66%  39.97%    7.15%     595     64.41%       355        353     2
12                                 80    13,622,431.02          9.71   38.37    6.452      624     49.96        331        328     3
24                                435    67,046,642.32          47.8   41.03    7.354      577     70.16        359        357     2
30                                  1       201,881.69          0.14   44.64      7.9      610        85        360        357     3
36                                194    24,809,098.73         17.69   38.93    6.946      622     53.13        339        337     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                            935  $140,279,541.71        100.00%  40.15%    7.14%     594     63.79%       352        350     2

16. Geographic Distribution

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Geographic Distribution       Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
California                        158   $28,108,900.77         20.04%  40.85%    6.91%     595     61.43%       354        352     3
New York                          124    23,643,319.58         16.85   39.23    6.611      609     54.85        345        342     2
Massachussetts                    116    20,923,673.21         14.92   39.44    6.849      595     58.56        354        352     2
Florida                            70     8,515,727.89          6.07   40.07    7.663      590     75.98        352        350     2
New Jersey                         33     6,125,275.76          4.37   41.55     6.93      603     68.86        358        355     2
Illinois                           38     4,833,498.41          3.45   38.65    7.498      589     67.94        350        347     2
Texas                              45     4,498,555.88          3.21   43.37    7.892      584     71.59        347        345     2
Pennsylvania                       32     4,042,619.94          2.88   42.22    7.141      588     63.46        336        334     2
Connecticut                        20     4,012,010.22          2.86   39.61    6.999      589     55.67        360        358     2
Rhode Island                       24     3,645,133.44           2.6   40.99    6.456      606     53.85        342        340     3
Michigan                           36     3,167,159.61          2.26   36.17    8.068      581     67.11        357        354     2
Ohio                               31     2,884,330.65          2.06   40.14    8.799      555     77.22        360        358     2
Colorado                           18     2,753,653.61          1.96   44.36    7.485      583     79.49        360        358     2
Maryland                           14     2,677,371.33          1.91   39.44    7.301      594     66.46        360        358     2
Virginia                           19     2,468,882.18          1.76   39.49    7.391      578     78.87        360        358     2
Georgia                            19     2,396,588.45          1.71   39.15    8.085      608     71.95        360        358     2
New Hampshire                      16     2,068,995.60          1.47   37.47    6.528      593     59.06        353        351     2
Wisconsin                           9     1,423,032.09          1.01   39.69    7.674      594     88.27        360        358     2
Minnesota                          12     1,351,403.84          0.96   42.11    7.653      580     62.51        348        346     3
Washington                         10     1,274,646.38          0.91   44.32    7.094      609     70.85        360        358     2
Missouri                           11     1,106,414.03          0.79   35.33    8.535      549     67.26        350        347     2
Indiana                             9     1,016,459.32          0.72   39.72    8.047      579     85.16        351        349     2
Arizona                             9       862,113.64          0.61   37.56    7.756      590     72.21        360        358     2
Louisiana                           4       812,000.57          0.58   47.17    7.429      578     72.01        360        357     3
North Carolina                      8       786,479.36          0.56   39.09    8.643      559     74.82        360        358     2
Nevada                              6       736,156.62          0.52   40.42    7.016      617     68.76        360        358     2
Tennessee                           6       587,802.50          0.42   40.66      8.1      559     86.43        342        339     3
Maine                               8       586,051.78          0.42      33    7.313      621     59.24        345        343     2
Alabama                             5       443,462.51          0.32    47.5    8.317      580     91.56        360        357     3
South Carolina                      3       332,881.50          0.24   47.04    8.422      519     91.37        360        358     2
Kentucky                            4       317,853.48          0.23   40.01    7.879      603     90.84        360        358     2
Hawaii                              2       288,728.57          0.21   39.18     8.32      558     26.76        360        357     3
Oregon                              2       250,032.83          0.18   36.42    7.536      568     53.39        360        358     2
Vermont                             3       237,551.13          0.17   31.44    7.207      573     45.36        360        358     2
Idaho                               1       219,632.98          0.16   44.47     8.95      507     51.76        360        357     3
Delaware                            2       170,945.96          0.12   41.69    8.798      547      66.1        278        276     2
Montana                             1       158,423.30          0.11   44.57     7.85      571        95        360        358     2
Oklahoma                            1       130,323.94          0.09    45.5     7.99      571        90        360        358     2
Iowa                                1       107,459.47          0.08   43.59     8.15      636     41.54        360        358     2
Wyoming                             2       103,836.48          0.07   40.93    7.237      594     46.02        360        358     2
Arkansas                            1       103,375.19          0.07   41.21     8.54      519     88.46        360        358     2
North Dakota                        1        55,331.70          0.04   34.59     11.1      554        65        180        178     2
South Dakota                        1        51,446.01          0.04   18.93    9.215      576        50        360        358     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                            935  $140,279,541.71        100.00%  40.15%    7.14%     594     63.79%       352        350     2

17. Gross Margin

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Gross Margin                  Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
2.501 - 3.000                       6    $1,575,979.28          1.56%  39.43%    4.88%     666     53.09%       360        358     2
3.001 - 3.500                      24     4,008,924.65          3.96   36.33    5.451      653     51.65        357        355     2
3.501 - 4.000                      42     8,311,563.22          8.21   40.56    5.872      617     54.75        357        355     3
4.001 - 4.500                      59    11,232,267.69          11.1    38.8    6.426      601     62.94        360        358     2
4.501 - 5.000                      78    14,111,397.57         13.95   42.18    6.823      585     70.39        360        358     2
5.001 - 5.500                     107    18,426,904.35         18.21   40.94    7.006      581     69.33        359        357     2
5.501 - 6.000                      74    11,522,877.26         11.39   42.05    7.435      561     72.11        358        356     3
6.001 - 6.500                      67     9,359,324.37          9.25   40.14     7.82      563      73.8        360        358     2
6.501 - 7.000                      68     9,643,794.33          9.53   41.86    8.151      552     76.17        360        358     2
7.001 - 7.500                      34     4,830,672.64          4.77   41.94    8.832      564     77.66        360        358     2
7.501 - 8.000                      44     4,964,612.15          4.91   41.46     9.28      547     72.28        360        358     2
8.001 - 8.500                      18     2,052,737.66          2.03   43.76     9.34      543     82.22        360        358     2
8.501 - 9.000                       6       598,240.35          0.59   32.41   10.169      518     82.49        360        358     2
9.001 - 9.500                       5       360,184.61          0.36    38.6   10.354      549     70.93        360        357     3
9.501 - 10.000                      2       187,072.69          0.18    41.1   11.256      545     80.62        360        358     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                            634  $101,186,552.82        100.00%  40.85%    7.25%     580     68.91%       359        357     2

18. Initial Cap

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Initial Cap                   Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
1                                   1      $247,254.22          0.24%  38.11%    5.99%     638     39.37%       360        357     3
3                                 633   100,939,298.60         99.76   40.86    7.249      580     68.98        359        357     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                            634  $101,186,552.82        100.00%  40.85%    7.25%     580     68.91%       359        357     2

19. Periodic Cap

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Periodic Cap                  Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
1                                 629  $100,533,580.26         99.35%  40.91%    7.25%     580     69.01%       359        357     2
1.5                                 5       652,972.56          0.65   31.55    7.466      556     53.16        360        356     4
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                            634  $101,186,552.82        100.00%  40.85%    7.25%     580     68.91%       359        357     2

20. Maximum Rate

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Maximum Rate                  Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
10.001 - 10.500                     1      $390,466.98          0.39%  22.04%    4.50%     702     59.32%       360        358     2
10.501 - 11.000                    13     3,269,422.09          3.23   44.42     4.87      631     51.31        360        358     2
11.001 - 11.500                    18     2,847,700.58          2.81    38.1    5.344      617     56.01        360        358     2
11.501 - 12.000                    53    10,555,615.96         10.43   41.79    5.882      613      63.1        360        358     2
12.001 - 12.500                    67    12,734,308.43         12.58   40.06    6.288      601      66.5        357        355     2
12.501 - 13.000                    96    16,899,415.67          16.7   40.98    6.807      584     69.03        360        358     2
13.001 - 13.500                    94    16,376,784.61         16.18   41.54    7.315      571     68.49        359        357     2
13.501 - 14.000                   107    16,520,313.66         16.33   41.99    7.791      568        75        359        356     2
14.001 - 14.500                    52     6,782,062.49           6.7   39.47    8.299      559     73.44        360        358     2
14.501 - 15.000                    57     7,168,610.71          7.08    39.1    8.791      552     74.08        360        358     2
15.001 - 15.500                    25     2,560,038.50          2.53   40.14     9.25      544     76.07        360        358     2
15.501 - 16.000                    23     2,712,378.56          2.68   42.05    9.776      544     72.24        360        358     2
16.001 - 16.500                    13     1,126,992.48          1.11    34.4   10.309      542     69.88        360        358     2
16.501 - 17.000                    10       933,819.84          0.92   42.36   10.652      537     69.14        360        358     2
17.001 - 17.500                     3       190,152.12          0.19   32.24   11.217      539     60.86        360        358     2
17.501 - 18.000                     2       118,470.14          0.12   33.57   11.739      539     59.98        360        358     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                            634  $101,186,552.82        100.00%  40.85%    7.25%     580     68.91%       359        357     2

21. Minimum Rate

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Minimum Rate                  Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
4.001 - 4.500                       1      $390,466.98          0.39%  22.04%    4.50%     702     59.32%       360        358     2
4.501 - 5.000                      13     3,269,422.09          3.23   44.42     4.87      631     51.31        360        358     2
5.001 - 5.500                      18     2,847,700.58          2.81    38.1    5.344      617     56.01        360        358     2
5.501 - 6.000                      53    10,555,615.96         10.43   41.79    5.882      613      63.1        360        358     2
6.001 - 6.500                      67    12,734,308.43         12.58   40.06    6.288      601      66.5        357        355     2
6.501 - 7.000                      98    17,392,775.22         17.19   40.73    6.812      584     68.73        360        358     2
7.001 - 7.500                      94    16,376,784.61         16.18   41.54    7.315      571     68.49        359        357     2
7.501 - 8.000                     105    15,857,178.59         15.67   42.22      7.8      568     75.71        359        356     2
8.001 - 8.500                      52     6,782,062.49           6.7   39.47    8.299      559     73.44        360        358     2
8.501 - 9.000                      57     7,338,386.23          7.25   39.32    8.803      550     73.71        360        358     2
9.001 - 9.500                      26     2,619,912.61          2.59    39.9     9.25      544     75.08        360        358     2
9.501 - 10.000                     24     2,762,260.00          2.73   41.79    9.775      544     71.84        360        358     2
10.001 - 10.500                    12     1,067,118.37          1.05   34.67   10.368      543     71.96        360        358     2
10.501 - 11.000                     9       883,938.40          0.87   43.19   10.703      539     70.22        360        358     2
11.001 - 11.500                     3       190,152.12          0.19   32.24   11.217      539     60.86        360        358     2
11.501 - 12.000                     2       118,470.14          0.12   33.57   11.739      539     59.98        360        358     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                            634  $101,186,552.82        100.00%  40.85%    7.25%     580     68.91%       359        357     2

22. Next Rate Adjustment Date

                              Number                      Percent                                 W.A.       W.A.      W.A.
                                of        Aggregate       of Loans              W.A.     W.A.   Combined   Original  Remaining  W.A.
                             Mortgage     Principal     by Principal   W.A.    Gross    Credit  Original   Term to    Term to   Loan
Next Rate Adjustment Date     Loans        Balance        Balance       DTI    Coupon   Score     LTV      Maturity  Maturity   Age
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
September 1, 2004                   1      $247,254.22          0.24%  38.11%    5.99%     638     39.37%       360        357     3
January 1, 2006                     2       248,711.42          0.25   41.48    6.105      649     33.72        360        355     5
February 1, 2006                   15     2,612,113.76          2.58   37.24    6.828      612     52.37        360        356     4
March 1, 2006                     180    29,747,271.30          29.4   40.78    7.358      578     65.23        359        356     3
April 1, 2006                     405    62,496,070.03         61.76   41.13    7.282      578     72.23        360        358     2
January 1, 2007                     1       127,830.75          0.13   18.61    6.475      746     47.27        180        175     5
February 1, 2007                    1       230,249.32          0.23   39.45     7.09      654     29.62        360        356     4
March 1, 2007                       7     1,835,226.57          1.81   45.29    6.214      601     55.67        360        357     3
April 1, 2007                      22     3,641,825.45           3.6   37.93    6.729      594     68.04        360        358     2
---------------------------  --------  ---------------  ------------   -----   ------   ------  --------   --------  ---------  ----
Total:                            634  $101,186,552.82        100.00%  40.85%    7.25%     580     68.91%       359        357     2